UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

The Advisors’ Inner Circle Fund

Westwood LargeCap Value

Westwood Low Volatility Equity

Westwood SMidCap Plus

Westwood SMidCap

Westwood SmallCap

Westwood MLP and Strategic Energy

Westwood Income Opportunity

Westwood Worldwide Income Opportunity

Westwood Global Equity

Westwood Emerging Markets

Westwood Short Duration High Yield

Westwood Opportunistic High Yield

Westwood Market Neutral Income

Westwood Strategic Convertibles

Semi-Annual Report	April 30, 2018

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Westwood Funds file their complete schedule of fund holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Com-mission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as in-formation relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

April 30, 2018

Dear Shareholders,

As it has been said, all good things must come to an end. The historic run of 15 consecutive positive months came to an end in February, when volatility returned to the markets, as the S&P 500 finally fell during February. The last time the S&P 500 had posted a negative total return was prior to the Presidential election in 2016.

While the streak may have ended, the fundamentals supporting one of the longest economic expansions in U.S. history remained strong. Consumer confidence moved even higher, as unemployment declined to the lowest level in over a decade and the housing market continued to appreciate. Optimism from businesses on the future and growth remained strong as well, both domestically and abroad, with industrial production and the Institute for Supply Management manufacturing survey pointing to continued growth and seen in the nominal gross domestic product (“GDP”) for the first quarter of nearly 5 percent. Additionally, the earnings results from the companies who have reported in the S&P 500 have come in well ahead of expectations, with nearly four out of five positing upside earnings surprises. The benefits from The Tax Cuts and Jobs Acts were notable in driving earnings higher, not just for the most recent results, but for the full year estimates in 2018. Many companies chose to distribute some of their gains to their workers, whether in the form of additional compensation, benefits, or both, as another positive confirmation for the strong economic backdrop.

However, the markets saw a return of volatility during February and March as fears of inflation rose. This weighed on the overall market price-to-earnings multiple and pressured shares of companies’ lower. As well, rising volatility wiped out several passive exchange traded funds (“ETFs”) structured to bet on lower VIX readings, a market measure of volatility. The Federal Reserve hiked rates again in their efforts to return to a more typical monetary policy regime as the specter of the financial crisis continued to fade and the yield on the 10-year treasury pushed through an important psychological level of 3 percent, though closed just below that to end the month. Sentiment remained further challenged in April as investors pondered when the end of the current economic expansion might occur even after relatively positive commentary from most companies who reported earnings.

While the market continues to wrestle with uncertainty on several fronts, these shifts in the investing landscape are expected to create opportunities for active managers, particularly those focused on high active share, a measure of how different a portfolio is relative to its benchmark. The increased fiscal policy efforts from Washington, the rising inflationary pressures on wages, inputs and rates, we believe, is beneficial in creating further separation in operating results between high-quality companies where we invest and those with lesser business models. In short, we believe our three-decade-old process centered on our quality value philosophy is well-suited for this environment and particularly so given our goal of preserving client capital with volatility remaining elevated.

The Way Forward

The current market environment continues to produce dislocations with respect to valuation and increased levels of fundamental skepticism that play to our strength. As it has for over 30 years, our investment process continues to seek out fundamentally sound companies where we believe future earnings potential is being underestimated by the market, and strong fundamentals provide limited and quantifiable downside risk.

Thank you for your trust,

Sincerely,

The Investment Team

The Westwood Funds

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned.

Investing involves risk including possible loss of principal.

A discussion of each fund’s performance during the semiannual period ending April 30, 2018, is presented below.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	4.67%	-1.08%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	4.48%	-1.15%
Russell 1000 Value Index	1.94%	-2.51%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019. In the absence of current fee waivers, total return and yield would have been reduced.

Positive stock selection in Industrials and Consumer Staples drove relative performance. Dr Pepper Snapple agreed to be acquired by Keurig Green Mountain at a substantial premium to create a world-class beverage company. RSP Permian also agreed to be acquired by Concho Resources at a significant premium to further enhance Concho’s acreage position in the Permian basin. Boeing moved higher as the company provided full-year guidance for growth in all three divisions in terms of revenue, margins and income, which compares favorably to industrial peers. Halliburton benefited from increasing demand for their services from their exploration and production customers given the strong energy commodity price environment. Motorola Solutions gained after strong results and a positive investor day highlighted their shift toward higher levels of recurring revenue and stability within their leading position as a provider of public safety communications.

Negative stock selection in Information Technology and Health Care weighed on relative performance. Johnson & Johnson posted better results but saw less favorable organic growth guidance for the upcoming year push shares lower. General Mills faced several inflationary pressures including higher freight and logistics costs, which raised investor concerns on potential margin compression and pressured shares. Cigna shares declined as mixed forward guidance suggested enrollment and membership growth would fall below expectations. Oracle moved lower despite a solid quarter as their cloud software as a service growth exceeded 20 percent but fell short of expectations. Comcast saw the market react unfavorably toward their intention to bid for Sky PLC, a U.K.-based leading provider of television broadcasting services.

Westwood Low Volatility Equity Fund

The performance of the Westwood Low Volatility Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Low Volatility Equity Fund (WLVIX)	0.00%	-3.04%
Russell 1000 Index	3.83%	-0.35%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019. In the absence of current fee waivers, total return and yield would have been reduced.

Positive stock selection in Industrials and Real Estate aided relative performance. Union Pacific saw increases in both pricing and volumes as a solid economic backdrop for the U.S. economy boosted shares higher. Bank stocks such as Bank of America saw strong gains driven by expectations for an improving regulatory backdrop and U.S. corporate tax reform. Shares of Home Depot were well supported as trends in the home improvement sector remain robust, aided by rebuilding activity in Texas following Hurricane Harvey. Citrix moved higher on strong topline growth and continued positive outlook for their subscription business.

Negative stock selection in Consumer Discretionary and Health Care pressured relative performance. Wright Medical fell on lingering underperformance in their lower extremities business. Cigna shares declined as mixed forward guidance suggested enrollment and membership growth would fall below expectations. Mohawk shares moved lower as higher input costs pinched margins and pressured forward guidance, though additional pricing in their flooring business is in place moving forward. Oracle headed down despite

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

a solid quarter as their cloud software as a service growth exceeded 20 percent but fell short of expectations. Comcast shares were negatively impacted by the company’s decision to bid for the U.K.’s SKY, which the market viewed unfavorably.

Westwood SMidCap Plus Fund

The performance of the Westwood SMidCap Plus Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood SMidCap Plus Fund (WHGPX)	0.92%	-0.69%
Russell 2500 Index	3.63%	0.00%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

Positive stock selection in Energy and Consumer Staples aided relative performance. RSP Permian agreed to be acquired by Concho Resources at a significant premium to further enhance Concho’s acreage position in the Permian basin. Diamondback Energy and WPX Energy rallied on continued strong execution along with the tailwind from rising crude oil prices, which rose over 25 percent during the six-month period ending in April. Zions Bancorp moved higher as higher interest rates helped expand their net interest margins and a good economic backdrop aided loan growth. Energizer Holdings rose sharply on news of regulatory approval in the U.S. for their acquisition of Spectrum Brand’s battery business as expectations were for a lengthier review process.

Negative stock selection in Consumer Discretionary and Materials pressured relative performance. Newell Brands faced pressures from the Toys R Us bankruptcy, a material customer, along with several disruptions at other retail customers due to inventory reductions. Albemarle declined as rising lithium prices, while good for their current production, created the potential for additional supply in excess of demand in the coming years. Mohawk shares moved lower as higher input costs pinched margins and pressured forward guidance, though additional pricing in their flooring business is in place moving forward. Hubbell also suffered on investor concerns over their ability to raise prices to offset the higher input costs in their electrical business. Cable One declined in sympathy with other cable providers as weak results at a peer raised concerns regarding the shift to over-the-top or OTT video services from traditional linear subscribers.

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood SMidCap Fund (WHGMX)	1.47%	0.00%
Russell 2500 Index	3.63%	0.00%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

Positive stock selection in Energy and Consumer Staples aided relative performance. RSP Permian agreed to be acquired by Concho Resources at a significant premium to further enhance Concho’s acreage position in the Permian basin. KapStone Paper also agreed to be acquired by WestRock to further consolidate the containerboard industry. Energizer Holdings rose sharply on news of regulatory approval in the U.S. for their acquisition of Spectrum Brand’s battery business as expectations were for a lengthier review process. Zions Bancorp moved higher as higher interest rates helped expand their net interest margins and a good economic backdrop aided loan growth. WPX Energy rallied on continued strong execution along with the tailwind from rising crude oil prices, which rose over 25 percent during the six-month period ending in April.

Negative stock selection in Information Technology and Materials pressured relative performance. Albemarle declined as rising lithium prices, while good for their current production, created the potential for additional supply in excess of demand in the coming years. OSI Systems fell as a negative research report indicated they might have lost their contract with Mexico, which ultimately got renewed as expected. Hubbell suffered on investor concerns over their ability to raise prices to offset the higher input costs in their

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

electrical business which had pressured margins. Hanesbrands moved lower as continued inventory adjustments in their wholesale business by brick and mortar retailers caused guidance to fall short of expectations. Coherent shares were pressured by fears over slower sales of organic light-emitting diode or OLED-based smart phones despite their strong backlog and continued positive outlook.

Westwood SmallCap Fund

The performance of the Westwood SmallCap Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood SmallCap Fund (WHGSX)	1.69%	0.87%
Russell 2000 Value Index	0.94%	-0.95%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019. In the absence of current fee waivers, total return and yield would have been reduced.

Positive stock selection in Energy and Materials drove relative performance. KapStone Paper agreed to be acquired by WestRock to further consolidate the containerboard industry. Novanta posted solid results driven by their shift into higher growth end-markets like health care and shares were rewarded. Callon Petroleum shares moved higher as rising crude prices and strong well results from their acreage in the Permian basin were positive tailwinds. Hostess Brands gained as improving sales trends in several areas including sweet baked goods led to better earnings and guidance from management. Oxford shares also moved higher on improved sales trends in their two primary brands, Lilly Pulitzer and Tommy Bahama, as e-commerce helped offset some headwinds in the wholesale channel.

Unfavorable stock selection in Industrials and Financials pressured relative performance. OSI Systems fell as a negative research report indicated they might have lost their contract with Mexico, which ultimately got renewed as expected. Esterline shares declined after a downward revision in their guidance after reporting earnings due to slower growth, with their advanced materials segment expected to see both lower sales and lower margins. Brooks Automation shares were pressured on fears of the semiconductor cycle coming to an end, despite solid earnings results. Universal Forest Products moved lower on investor concerns regarding their ability to pass through higher lumber input costs. Lithia Motors slid on slowing industry new car sales despite their continued growth and additional acquisitions to further their dealer network.

Westwood MLP and Strategic Energy Fund

The performance of the Westwood MLP and Strategic Energy Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood MLP and Strategic Energy Fund – (WMLPX)	-0.68%	-4.57%
Alerian MLP Index	-0.73%	-3.92%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

The crude oil price rally has continued in earnest since last fall (as measured by West Texas Intermediate Crude), rising 26 percent in this measurement period. Several changes have contributed to the material rise in the commodity, including: a decline in global inventories, geopolitical instability, an Organization of Petroleum Exporting Countries (OPEC) cut extension and domestic producer discipline. Natural gas prices have had a different experience declining approximately 4.5 percent over the same period, despite a material spike in prices in January. Nonetheless, production of both commodities is growing in the U.S. and producers remain active evidenced by the rising drilling rig count. This backdrop bodes well for the portfolio of companies we own that are focused on energy production and midstream services.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

For the six months since Oct. 31, 2017, the fund was down 0.68 percent on a total return basis compared to the Alerian MLP Index loss of 0.73 percent. Over the same period, the Philadelphia Utilities Index declined 6.3 percent and the S&P 500 Index rose 2.8 percent.

Arguably given the backdrop, we would have expected better returns from the portfolio; however, investor uncertainty lingers over the master limited partnership asset class for a variety of reasons, we view as either short term in nature, such as the unexpected proposed change in the income tax allowance for regulated pipeline owners, or will have a long-term positive outcome, such as partnership restructurings. Recent quarterly conference calls have affirmed the positive backdrop for energy and energy infrastructure companies, which we believe bodes well for the near term.

Among our best performers over the past six months have been Pioneer Natural Resources and Halliburton with returns over 25 percent. Both companies have benefited from the rise in crude oil and excellent execution. Pioneer has delivered on production growth as well as disciplined capital allocation. Halliburton is directly benefiting from the resurgence in producer activity, which drives demand for their services. On the negative side, Macquarie Infrastructure was detractor to performance as the company unexpectedly reduced their dividend due to a softer outlook for their businesses. We have subsequently sold the holding.

Whether a company is a midstream service provider, upstream producer or utility, our attention is focused on attractively valued companies with irreplaceable assets, delivering accretive returns and top tier management teams. Our bias remains toward well-capitalized companies with visible growth and limited external financing needs. We look for the remainder of 2018 to be a prosperous year for energy companies as capital discipline across the energy landscape results in better returns for patient investors.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	0.50%	-2.20%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	0.37%	-2.26%
Citigroup 10-Year Treasury Bill Index	-3.78%	-3.74%
FTSE 3-Month Treasury Bill Index	0.67%	0.48%
S&P 500 Index	3.82%	-0.38%
FTSE NAREIT Index	-3.97%	-6.18%
Blended Benchmark**	-0.73%	-2.37%
*	Without sales charge
**	25% Citigroup 10-Year Treasury Bill Index, 25% FTSE 3-Month Treasury Bill Index, 25% S&P 500 Index, 25% FTSE NAREIT Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

Performance for the period was driven primarily by allocation to Common Stock. Shares of Home Depot were well supported as trends in the home improvement sector remain robust, aided by rebuilding activity in Texas following Hurricane Harvey. Boeing continued soar to new heights, with strong earnings and cash flow results partly driven by surging deliveries of the 737 — the company’s largest source of profit. Bank stocks such as Bank of America saw strong gains driven by expectations for an improving regulatory backdrop and U.S. corporate tax reform. Enterprise Products rallied on rising crude prices and strong results which highlighted the cash generation of their diverse asset base. Union Pacific saw increases in both pricing and volumes as a solid economic backdrop for the U.S. economy boosted shares higher.

General Mills shares fell as the company saw higher freight costs negatively impact their profit outlook. Midstream energy players such as EQT Midstream Partners and Shell Midstream Partners were weighed down by a ruling from the Federal Energy Regulatory Commission (FERC), which reversed a long-standing policy on tax reimbursements for interstate pipelines and weighed on investor sentiment. Comcast shares were negatively impacted by the company’s decision to bid for the U.K.’s SKY, which the market viewed unfavorably. PepsiCo moved lower as increased advertising by competitors caused some share to shift away from them in their North American beverage segment.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Worldwide Income Opportunity Fund

The performance of the Westwood Worldwide Income Opportunity Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Worldwide Income Opportunity Fund (WWIOX)	1.18%	-1.06%
MSCI World Index	3.40%	-0.15%
FTSE/EPRA NAREIT Developed Index	1.33%	-2.66%
Bloomberg Barclays Global G-7 Treasury Index	2.19%	0.83%
FTSE 3-Month Treasury Bill Index	0.67%	0.48%
Blended Benchmark*	1.99%	-0.29%
*	25% MSCI World Index, 25% FTESE/EPRA NAREIT Developed Index, 25% Bloomberg Barclays Global G-7 Treasury Index, 25% FTSE 3-Month Treasury Bill Index

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

Performance for the period was driven primarily by allocation to Common Stock. Shares of Boeing continued to soar to new heights, with strong earnings and cash flow results partly driven by surging deliveries of the 737 — the company’s largest source of profit. Defense stocks, such as Raytheon, rose on the expected benefits from President Trump’s proposed increases in defense spending. Keyence continued to post strong results, driven by overseas markets buoyed by improving global growth sentiment and rising capital expenditures. Union Pacific saw increases in both pricing and volumes as a solid economic backdrop for the U.S. economy boosted shares higher. Microsoft moved higher as growth in their cloud business including Azure lifted sales above expectations.

Anheuser-Busch InBev shares fell on fears of rising competition in Brazil as well as further traditional beer volume weakness in the United States. UBS saw pressure after the company again disappointed investors over cost management issues. US Bancorp declined on weak fee revenues as well as relatively unfavorable deposit cost trends. Investor concerns around future expectations for their loan book weighed on shares of Banco Bradesco. Oracle headed down despite a solid quarter as their cloud software as a service growth exceeded 20 percent but fell short of expectations.

Westwood Global Equity Fund

The performance of the Westwood Global Equity Fund (the “Fund”) for the periods ended April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Global Equity Fund (WWGEX)	0.64%	-1.61%
MSCI All Country World Index	3.56%	-0.02%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

Global equity markets rose during the period, as optimism toward economic growth prospects partially gave way to a broad-based selloff in the latter part of the period. The introduction of import tariffs on China by the Trump administration, and the possible acceleration of U.S. interest rate hikes following comments from Federal Reserve (“Fed”) Chair Jerome Powell, weighed on equities as volatility rose sharply.

U.S. equities advanced, supported by positive macroeconomic data, robust earnings and confirmation of a major tax reform package. Business confidence reached an unexpected, multi-decade high in March as capital investment spending rose. There was a marked increase in volatility as investors digested the potential of elevated inflation and the possibility of more proactive Fed rate hikes to keep price pressures under control. Eurozone equities were flat, amid worries about the path of U.S. interest rates and the outlook for global trade. The economic backdrop remained encouraging as unemployment was stable at 8.6 percent. However, the composite purchasing managers’ index (PMI) foreshadowed slower growth ahead. U.K. equities were pressured as gilt yields rose in anticipation of increasing inflationary pressures and tighter monetary policy. While economic growth remained sluggish, it continued to surpass low expectations. Market sentiment continued to deteriorate amid ongoing political uncertainty with Brexit and a weak outlook for

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

economic growth. Following a strong start to the year, Japanese equities also fell in sync with other global markets, as the heightened uncertainty resulted in a generally stronger yen against major currencies. The Japanese economy experienced a soft patch for growth with many indicators of production and consumption slipping slightly, but the longer-term trend of economic improvement appeared intact. Asia ex Japan equities saw a rise in volatility linked to global trade concerns. China held on to earlier gains as a potential trade war with the U.S. raised concerns, while President Xi Jinping embarked on his second term following the National People’s Congress’ historic decision to remove the presidential term limit. Emerging Markets outperformed the developed world as earnings per share (“EPS”) growth estimates were revised upward. The Latin America region outperformed as all five countries posted gains, Europe, the Middle East and Asia (“EMEA”) benefited from higher oil prices, and Asia was up modestly from the Association of Southeast Asian Nations (“ASEAN”) region.

Within the portfolio, security selection was the main detractor that resulted in underperformance, while country allocation was positive. Consumer Discretionary, Consumer Staples and Health Care were the main detractors. At the country level, exposure to the U.S., U.K. and Taiwan were the leading detractors, while Argentina and Hong Kong were positive.

In Consumer Discretionary, underweight allocation continued to detract while security selection was negative. Newell Brands detracted amid fears of a decline in earnings power following the sale of assets that will net about U$10B in after-tax proceeds. Shares of Hanesbrands, also a detractor, continued to fall in the absence of any sign of sustainable organic top-line growth, possible erosion of profitability from product mix, and high debt load on the balance sheet. Hanon Systems detracted as management guided for lower orders of new energy vehicles for 2018, but the company continues to gain market share and maintain its long-standing relationships thanks to its technological leadership and cost structure.

Security selection led to detraction in Consumer Staples. Kraft Heinz was punished by investors for lack of earnings visibility from high operating expenses and cost inflation, but management expects a stronger second half of 2018 due to a number of improvements including lower investments and cost inflation, higher savings, and acceleration in international growth. Japan Tobacco detracted following its announcement to buy Russia’s fourth-largest cigarette firm, JSC Donskoy Tabak (DT), which has established brands in a highly competitive value segment.

Detraction in Health Care was primarily from pharmaceuticals, led by Genomma Lab and Bristol-Myers Squibb over regulatory pricing concerns and lack of distinct product pipeline in the near term. An underweight allocation to the sector, however, was beneficial.

We believe the outlook for global equity markets and risk assets remains positive as the ongoing global economic expansion shows continued momentum, especially in the first half of 2018. In the current “goldilocks” environment of benign economic and monetary policy, there is justification for further expansion in valuations, although earnings are expected to slow from the torrid pace of recent quarters. In the latter part of the period, our emphasis on long-term quality investments and diversification has provided some protection against the partial unravelling of widely held investments particularly in the Technology and Consumer Discretionary sectors, amid earnings growth and valuation concerns. Potential tail-risk developments such as a trade war between the U.S. and China, or geopolitical unrest could cause further volatility, but we will remain vigilant on identifying long-term investment opportunities for the portfolio.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	6.09%	0.68%
Westwood Emerging Markets Fund – A Shares (WWEAX)*	6.06%	0.68%
MSCI Emerging Markets Index	4.80%	0.97%
*	Without sales charge.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

Emerging Markets (“EM”) outperformed developed markets during the six-month period, as earnings growth estimates were revised upward. Commodity prices overall staged a recovery, particularly in crude oil, as the Energy and Materials sectors outperformed. Health Care also rose sharply, while Consumer Discretionary stocks lagged.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The Latin America region outperformed the rest of EM as all five countries posted gains. Investors responded positively to the upholding of ex-President Lula’s conviction in Brazil, as renewed optimism toward economic recovery was overshadowed by a credit rating downgrade by S&P. Mexico was a relative underperformer amid ongoing North American Free Trade Agreement (“NAFTA”) negotiations and disappointing Q4 GDP growth at 1.5 percent. Politics drove the market in Peru with the resignation of President Kuczynski, as the central bank implemented a 25 basis point rate cut. In Europe, the Middle East and Asia (“EMEA”), Russia benefited from higher oil prices. The new President Cyril Ramaphosa in South Africa was sworn in amid hopes of economic and political reform. Macroeconomic data such as manufacturing production and retail sales showed positive increases, as the government cut the 2018-2019 budget deficit forecast to 3.6 percent of gross domestic product (“GDP”) and increased the VAT to 15 percent. UAE and Turkey were the main laggards, the latter underperformance accentuated by losses from the lira, given a ratings downgrade by Moody’s. Malaysia and Thailand led returns in Asia. Malaysia rose from improving political sentiment and strengthening trends in trade balance and industrial production. Thailand outperformed as the government drafted a new budget with a deficit target of 2.6 percent GDP. China held on to earlier gains despite the threat of a trade war with the U.S., and President Xi Jinping embarked on his second term following the National People’s Congress’ historic decision to remove the presidential term limit. India was a laggard as economic uncertainty was compounded by massive fraud in the banking sector.

Within the portfolio, security selection was the main driver of outperformance, while sector and country allocation were positive. Consumer Staples, Materials and Energy were the top contributors while Health Care and Information Technology were the main detractors. At the country level, exposure in South Africa, China/Hong Kong and India was positive, while South Korea, Taiwan and Turkey detracted.

Food product and retailing companies in South Africa, AVI Limited and Clicks Group Limited were the main contributors in the Consumer Staples sector. These companies remain well-positioned to gain market share with a solid track record of execution. Despite near-term concerns regarding domestic growth, uncertainty associated with political elections and the impact of NAFTA renegotiations on Mexico, we continue to validate our investment thesis for our holdings including Walmex, FEMSA and Arca Continental.

Anhui Conch in China led contribution in Materials, as the company remains a superior low-cost producer that will benefit as the construction cycle resumes and limited supply within the industry provides upside for pricing and earnings.

Contribution in Energy was led by CNOOC, Petrobras and Tenaris, amid improving capital spending in the exploration industry and more positive visibility on earnings. CNOOC’s most recent operational update included higher than expected revenue as production growth seems well on track this year to meet guidance. Petrobras continues to focus on balance sheet improvement and driving value from core assets. Tenaris is a dominant supplier of tubular equipment used in onshore and offshore drilling.

Portfolio transactions included increased exposure in Financials with the addition of ICBC, China Construction Bank, and Public Bank in Malaysia. Two names in India, UPL and Indraprastha Gas, Arca Continental in Mexico and Clicks Group in South Africa, also were added. We sold names that experienced a deterioration in earnings outlook and/or a change in management strategy, including BAT Malaysia, Largan Precision, Lenovo, Lojas Americanas and Torrent Pharmaceuticals.

Westwood Short Duration High Yield Fund

The performance of the Westwood Short Duration High Yield Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Short Duration High Yield Fund – Institutional Shares (WHGHX)	0.65%	0.64%
Westwood Short Duration High Yield Fund – A Class Shares (WSDAX)*	0.59%	0.73%
ICE BofAML U.S. High Yield Index†	-0.23%	-0.25%
*	Without sales charge.
†	The ICE BofAML U.S. High Yield Index is provided solely as a relative market indicator. The Westwood Short Duration High Yield Fund is not a benchmarked product.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

High yield market returns (as measured by the ICE BofA Merrill Lynch U.S. High Yield Index) over the six-month period ending April 30, 2018, were impacted by rising interest rates, increased market volatility and the continued strength of corporate profitability.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

As was widely expected, the Federal Open Market Committee (FOMC) implemented two rate hikes over the six-month period (December and March). However, the curve continued to flatten as two-year Treasury yields rose 89 basis points (bps) while 10-year yields increased 60 bps and briefly crossed the psychologically important barrier of 3.0 percent. The higher rates negatively impacted the most rate-sensitive part of the high yield market as evidenced by the -1.43 percent return for the BB portion of the market, while B and CCC portions of the market were much better insulated, returning 0.30 percent and 2.43 percent, respectively. Energy was the top-performing sector, benefiting from the $14.49/bbl (26.1 percent) increase in West Texas Intermediate Crude oil to return 1.43 percent during the period. The Automotive sector was the worst performer with -3.38 percent over the same time period due to its higher-quality, longer duration and several idiosyncratic earnings misses. The broad high yield market ended April with a yield-to-worst of 6.24 percent, up 80 bps, and spreads decreased 1 bp to 344 bps from Oct. 31, 2017.

In a period of concern over rising interest rates, the Westwood Short Duration High Yield Fund posted a positive return of 0.65 percent (net-of-fees) for the six-month period ending April 30. This came despite the overall high yield market posting a negative return of -0.23 percent for the period (as defined by the ICE BofAML US High Yield Index). And while the shorter duration portion of the market was not completely immune to the selloff, it did exhibit substantially less volatility due to its more defensive positioning. The Fund had an average coupon of 6.55 percent, a yield-to-worst of over 80 percent of the broad yield market and 48 percent of the market duration-to-worst. Exclusive of cash, Fund holdings (311 issues, representing 237 issuers) comprised 32 percent bonds with maturities of less than three years and 68 percent in longer maturities but trading to expected early take-outs inside this three-year period. This overweight to the latter group continues to show that we find greater value in the yield-to-call opportunities. Nevertheless, we do value the relative price stability the short maturity group can offer in volatile periods in the market.

We continue to believe our Short Duration High Yield portfolios are well positioned to take advantage of any potential volatility or curve repricing associated with more aggressive rate assumptions. Natural turnover, created by calls, tender and maturities, should be high considering the large amount of front-end maturities and expected near-term calls held in the portfolio, which will allow us to continue to optimize the portfolio as the market environment evolves.

Westwood Opportunistic High Yield Fund

The performance of the Westwood Opportunistic High Yield Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Opportunistic High Yield Fund – Institutional Shares (WWHYX)	0.10%	-0.46%
Westwood Opportunistic High Yield Fund – Ultra Shares (WHYUX)	0.15%	-0.44%
ICE BofAML US High Yield Index	-0.23%	-0.25%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

High yield market returns (as measured by the ICE BofAML U.S. High Yield Index) over the six-month period ending April 30, 2018, were impacted by rising interest rates, increased market volatility and the continued strength of corporate profitability. As was widely expected, the Federal Open Market Committee (FOMC) implemented two rate hikes over the six-month period (December and March). However, the curve continued to flatten as two-year Treasury yields rose 89 basis points (bps) while 10-year yields increased 60 bps and briefly crossed the psychologically important barrier of 3.0 percent. The higher rates negatively impacted the most rate-sensitive part of the high yield market as evidenced by the -1.43 percent return for the BB portion of the market, while B and CCC portions of the market were much better insulated, returning 0.30 percent and 2.43 percent, respectively. Energy was the top-performing sector, benefiting from the $14.49/bbl (26.1 percent) increase in West Texas Intermediate Crude oil to return 1.43 percent during the period. The Automotive sector was the worst performer with -3.38 percent over the same time period due to its higher-quality, longer duration and several idiosyncratic earnings misses. The broad high yield market ended April with a yield-to-worst of 6.24 percent, up 80 bps, and spreads decreased 1 bp to 344 bps from Oct. 31, 2017.

The Westwood Opportunistic High Yield Fund posted a positive return for the six months ended April 30, outperforming the benchmark which was negative for the period. Generally, higher yielding securities outperformed the lower yielding, more rate-sensitive parts of the market. By risk type (defined by duration and yield to worst) overall allocation and security selection were positive contributors to relative performance. The primary drivers of outperformance were strong security selection in the most speculative,

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

equity-like and shortest duration, more defensive parts of the market in addition to an underweight to the bottom-performing better quality, more rate-sensitive portion of the market. This was partially offset by an underweight to the higher-performing most speculative part of the market. From a sector standpoint, security selection in Basic Industry and Technology were positive contributors to relative performance partially offset by weaker selection in Media.

Despite continued geopolitical events causing persistent volatility, we maintain a consistent view of high yield market risks and opportunities and see little evidence to change our positioning at this point. Our greatest conviction remains around strong corporate fundamentals. We have acknowledged that valuations are fair and rising rates present potential risks but believe high yield could have further spread compression as markets return focus to strength of the U.S. economy and company growth trends. Near-term fundamentals of high yield issuers remain strong and we expect returns to benefit from the market income opportunity and below-average default losses so long as risks outside the high yield market remain in balance (e.g., trade wars do not escalate, etc.). As a result, our positioning has not substantially changed over the last month, although we have been opportunistic purchasers of better-quality, rate-sensitive risk that has repriced during the market selloff.

Our portfolio remains underweight the better-quality, more rate-sensitive segment part of the market. We continue to look for opportunities to add income through credit picking among companies with improving earnings. While corporate fundamentals are strong, we believe we are generally not being paid to take “equity-like” risk at current market levels due to the underlying secular and/or cyclical changes that much of the remaining higher-yielding part of the market faces. Based on our view of risks and valuations across the market, we continue to believe Single-B rated credit offers the best opportunity for attractive returns through credit picking.

Westwood Market Neutral Income Fund

The performance of the Westwood Market Neutral Income Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Market Neutral Income Fund – Institutional Shares (WMNIX)	-0.85%	0.48%
Westwood Market Neutral Income Fund – Ultra Shares (WMNUX)	-0.82%	0.51%
FTSE 1-Month Treasury Bill Index	0.66%	0.48%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

The preceding half-year has shown rather tepid overall performance across the broader liquid alternatives investment universe. This is reflected in the returns of several benchmark indices in the space over that time frame. For the six months ending April 30, 2018, the Credit Suisse Liquid Alternatives Beta Index was flat, while the IQ Hedge Market Neutral ETF declined 0.09 percent. During that same time, Westwood Market Neutral Income Fund Institutional Shares declined slightly, returning -1.75 percent.

In the past few months, however, the return to a more normalized volatility environment has demonstrated the value of market neutral and liquid alternatives strategies which can thrive in such conditions. While low levels of market volatility are helpful to most risk asset classes, such an environment can prove a headwind to strategies focused on relative value and non-correlated returns.

Indeed, while historically low levels of volatility and a few select positions negatively impacted performance in the early part of the period, Westwood Market Neutral Income has thus far gained 1.53 percent in the first four months of 2018. The fund continues to maintain the uncorrelated, market neutral characteristic that is its hallmark, even posting gains during the steepest decline in the S&P 500 seen in several years. All three major strategies of the fund — the short duration yield portfolio, the arbitrage strategy and macro hedging — are well positioned for the current market environment.

Arbitrage positions continued to increase in number and size of the overall portfolio throughout the period, as we adjusted to capitalize on the increased volatility seen in the early part of the year. Standout performers in this portion of the fund included Dermira Inc. and the Medicines Company. Two other arbitrage positions with significant gains, Vipshop Holdings and Shutterfly, Inc., actually began the period as short-duration yield convertibles. As their underlying equity appreciated, the converts began to gain delta; as the bonds were still rather attractive, we elected to offset this delta with a short equity position, effectively “graduating” the positions into the arbitrage strategy. Both positions were profitable in each of the strategies for the Fund.

Two positions within the yield portfolio were significant detractors from performance during the period. Carillion plc and Steinhoff International both declined significantly as the result of poor performance and accounting issues with the companies. While the

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

damage was relatively mitigated and the positions have since been exited, the overall impact of the positions turned what would have been a slightly positive return for the fund into a slight negative return over the period.

The remaining portion of the short duration convertible portfolio was largely positive, benefiting somewhat from tightening credit spreads throughout the year, though the majority of gains were from interest income and accretion toward par. The opportunity set in this strategy remains good, as maturing short-dated Asian convertibles have been replaced by convertibles from U.S. and European-based companies which mature in the 2018-2020 timeframe. U.S. short duration yield convertibles remain a significant part of the book, with some focus on mortgage REITs and other high-quality specialty finance issuers. In Europe, positions in high-quality U.K. property companies have continued to provide a steady income component for the fund.

Macro hedges were both a source of profit as well as an excellent steadying presence during periods of risk-off market behavior. Increased volatility and market weakness allowed the Fund to both monetize tail hedges, as well as reset protection when opportunities for cost-effective hedges arose. This was seen during the period, as a variety of macro hedges ranging from index put options to volatility call spread strategies both provided for capital gains and allowed the fund to maintain stability even during periods of market tumult. For example, during the roughly 9 percent decline in the S&P 500 from Jan. 22 to Feb. 8, 2018, the Westwood Market Neutral Income Fund actually rose slightly, in large part because of the macro hedging strategy. This strategy could potentially continue to help the Fund maintain its “market neutral” strategy, using these hedges systematically to remove residual market risks from the underlying portfolio.

In closing, the return of a more normalized volatility environment should prove beneficial to the three strategies of the fund, as convertible valuations are positively correlated with volatility. This Fund continues to utilize all of its strategies in order to attempt to generate a reasonable return in the form of a liquid portfolio of securities, one which intends to limit correlation with the broader equity and fixed income markets. In this manner, the market neutral income strategy is an important component of a larger asset allocation strategy targeting strong risk-adjusted returns in all market environments.

Westwood Strategic Convertibles Fund

The performance of the Westwood Strategic Convertibles Fund for the period ending April 30, 2018, was as follows:

	6 Months	2018 Year to Date
Westwood Strategic Convertibles Fund (WSCIX)	2.37%	0.97%
Thomson Reuters U.S. Focus Convertible Bond Index	1.48%	1.65%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2019.

Convertible bond market performance (as measured by the Thomson Reuters Global Convertible Bond Index) during the six-month period ended April 30, 2018, was slightly positive, reflecting the continued upward move of global equities despite the return of market volatility in the first quarter of 2018. The Thomson Reuters U.S. Convertible Bond Index rose 1.57percent during the period. This return compares favorably to global credit returns, as the Barclays Global Credit Index declined 0.46 percent during the period. Convertible returns were somewhat outpaced by the results of global equities, as the S&P 500 Index returned 3.92 percent from Oct. 31, 2017, through April 30, 2018.

The Westwood Strategic Convertible Fund was solidly ahead of its benchmark during the period, with a total return, net of fees, of 2.37 percent. This return reflects a 72 percent capture of S&P 500 equity returns, and more than 115 percent of the MSCI World Index returns. The main driver of relative outperformance was security selection. The Fund also benefited from its non-U.S. holdings, the result of both individual convertible returns as well as currency benefit due to the overall weakness in the U.S. Dollar Index during the period.

The Fund’s delta position, or sensitivity to global equity markets, began the period below that of the benchmark but ended the period roughly in-line. The fund was able to utilize the return of market volatility in the early part of 2018 to reposition the portfolio to one that is both more U.S.-focused as well as slightly more equity sensitive, as we remain constructive on equity markets and feel that there is excellent risk/reward within higher-delta balanced convertible bonds. European and Asian holdings declined from roughly 55 percent of fund holdings to roughly 25 percent by the end of the period, a tactical decision to more closely align the Fund with its U.S. investor base. That said, the Fund will continue to capitalize on unique and compelling developed market, non-U.S. opportunities

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

that provide a benefit either from a sector diversification standpoint or simply due to an especially attractive investment opportunity.

In terms of sector weightings, the Fund differed from the benchmark being underweight both Consumer Discretionary and Technology, though the latter is still the largest weighting in both the fund and indices. This difference is owed in large part to the flexibility that the Fund maintains to invest on a global basis, as European and Asian holdings in the Industrials sector were quite additive to fund performance. While the scarcity of opportunities in U.S. convertibles in these segments worked to constrain benchmark-driven strategies, the Westwood fund was able to take advantage of attractive balanced convertible investments such as Kandenko Co. and Larsen & Toubro Ltd., as well as non-index names such as Kaman Corp in the United States. Dycom Industries, an index holding, also contributed as an overweight.

The Health Care overweight of the Fund also highlighted the flexibility of the Fund’s mandate, as Medipal Holdings Corp and Fresenius, a German-based dialysis care provider, were among top contributors. An overweight position in Sarepta Therapeutics, a biotech company focused on gene therapies for rare diseases, and an investment in Teladoc also were quite additive.

While the Fund’s underweight in Technology was a drag on returns given the strong performance of the sector, this was more than offset by security selection within the segment. Kingdee International Software, a Hong Kong-listed Chinese software company, was a top performer. Security software company Carbonite Inc. was another non-index selection which provided strong returns. Avoidance or underweights of certain benchmark securities such as Altaba Inc., Microchip Technology and Lumentum Holdings also aided relative performance in the sector.

The Fund had several positions which detracted from performance in the period. Avadel Pharmaceuticals was a drag on performance, as were index securities Liberty Media/Formula One, Wright Medical Group, the aforementioned Microchip Technology and Exact Sciences, Inc. In terms of relative performance, the Fund’s avoidance of consumer goods multi-level marketing company Herbalife was a drag, as the convertible was the top benchmark performer during the period. Citrix Systems, which the Fund is underweight owing to its very large index weighting, was also a standout performer. Nutanix Inc., Booking Holdings and Square Inc. were three other indexed convertibles which performed well in the period but were not owned by the Fund.

Current fund positioning reflects a delta near the upper end of the balanced convertible range. While this reflects our overall constructive view on the U.S. markets, it also is the area of the convertible universe which we feel currently offers the best risk/return profile available to investors. We continue to focus on maintaining a strict adherence to balanced convertibles, preferring the asymmetrical return profile of these securities, as it potentially allows Fund investors to both continue to benefit from upside participation in the equity markets, while maintaining the downside protection of the bond component in the event of market corrections. Given the return of market volatility in the early part of 2018, we intend to continue to position the fund to flexibly respond to potential opportunities provided by such market disruptions, to the benefit of Fund returns.

S&P Ratings are a grade given to bonds that indicate their credit quality. S&P give ratings after evaluating a bond issuer’s financial strength, or it’s the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investing involves risk including possible loss of principal.

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. Investing involves risk including possible loss of principal.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-877-386-3944. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investments in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic, or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the Fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Several of the Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives also are subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The Westwood Funds are distributed by SEI Investments Distribution Co., which is not affiliated with the Advisor or any other affiliate.

Definition of the Comparative Indices & Key Terms

Alerian MLP Index is the leading gauge of large and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, includes 50 prominent companies and captures approximately 75% of available market capitalization.

Bloomberg Barclays Global G-7 Treasury Index tracks fixed-rate, local currency government debt of the US, Germany, UK, Italy, France, Canada and Japan. The index represents the treasury sector of the Barclays Global Aggregate Index and contains issues from the G7 countries denominated in 5 currencies.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Citigroup 10-Year Treasury Index is an unmanaged index composed of ten-year Treasury bonds and notes.

Credit Suisse Liquid Alternatives Beta Index reflects the combined returns of the individual Liquid Alternative Beta strategy indices – Long/Short, Event Driven, Global Strategies, Merger Arbitrage and Managed Futures – weighted according to their respective strategy weights in the Credit Suisse Hedge Fund Index.

Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Duration-to-Worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

FTSE 3-Month Treasury Bill Index is an unmanaged index composed of three-month Treasury bills.

FTSE NAREIT Index is an unmanaged capitalization-weighted index that includes all tax qualified REITs listed in the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange.

FTSE/EPRA NAREIT Developed Index is a capitalization-managed index that tracks the performance of listed real estate companies and REITs worldwide.

ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P, and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Benchmark returns do not reflect any management fees, transaction costs, or expenses. Investors cannot invest directly in an index.

IQ Hedge Market Neutral Trade ETF seeks to track, before fees and expenses, the performance of the IQ Hedge Market Neutral Index. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk. These strategies seek to have a zero “beta” (or “market”) exposure to one or more systematic risk factors including the overall market (as represented by the S&P 500 Index), economic sectors or industries, market cap, region and country.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 3000 Index is a market capitalization weighted equity index maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. More specifically, this index encompasses the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the U.S.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

Thompson Reuters U.S. Focus Convertible Bond Index represents the convertible asset class with a U.S. region concentration, targeting larger convertibles. It is limited in number of constituents to ensure breadth and manageability.

Yield-to-Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.3%
	Shares	Value

CONSUMER DISCRETIONARY — 4.6%
Comcast, Cl A	97,500	$3,060,525
Home Depot	22,825	4,218,060
Walt Disney	19,975	2,004,092

		9,282,677

CONSUMER STAPLES — 8.1%
Colgate-Palmolive	60,525	3,948,046
General Mills	96,475	4,219,816
Hormel Foods	122,700	4,447,875
PepsiCo	36,000	3,633,840

		16,249,577

ENERGY — 8.1%
Chevron	33,920	4,243,731
Diamondback Energy	32,720	4,202,884
EOG Resources	38,650	4,567,271
Halliburton	62,905	3,333,336

		16,347,222

FINANCIALS — 22.5%
Arthur J Gallagher	57,865	4,049,971
Bank of America	223,715	6,693,553
BB&T	75,865	4,005,672
Chubb	26,750	3,629,173
Intercontinental Exchange	56,075	4,063,194
JPMorgan Chase	62,465	6,794,943
Morgan Stanley	73,075	3,772,132
US Bancorp	77,575	3,913,659
Wells Fargo	73,390	3,813,344
Western Alliance Bancorp *	73,600	4,340,928

		45,076,569

HEALTH CARE — 12.9%
Abbott Laboratories	82,200	4,778,286
Becton Dickinson	19,605	4,545,811
CVS Health	63,930	4,464,232
Johnson & Johnson	55,250	6,988,572

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 12.9% (continued)
Medtronic PLC	64,350	$5,156,366

		25,933,267

INDUSTRIALS — 10.0%
Boeing	12,085	4,031,073
FedEx	16,255	4,018,236
General Dynamics	18,450	3,714,169
Honeywell International	28,900	4,181,252
Union Pacific	31,440	4,201,327

		20,146,057

INFORMATION TECHNOLOGY — 15.6%
Accenture PLC, Cl A	27,500	4,158,000
Alphabet, Cl A *	4,224	4,302,482
Amdocs	61,800	4,156,050
Booz Allen Hamilton Holding, Cl A	102,200	4,050,186
Broadcom	8,020	1,839,948
Lam Research	11,050	2,044,913
Microsoft	21,735	2,032,657
Motorola Solutions	45,650	5,013,740
Oracle	82,300	3,758,641

		31,356,617

MATERIALS — 1.8%
Sherwin-Williams	9,550	3,511,153

REAL ESTATE — 4.2%
Public Storage ‡	20,675	4,171,802
Simon Property Group ‡	26,750	4,182,095

		8,353,897

TELECOMMUNICATION SERVICES — 3.3%
AT&T	203,750	6,662,625

UTILITIES — 7.2%
ALLETE	30,420	2,324,392
CMS Energy	87,680	4,137,619
Nextera Energy	24,700	4,048,577
WEC Energy Group	61,850	3,975,718

		14,486,306

Total Common Stock (Cost $144,170,370)		197,405,967

SHORT-TERM INVESTMENT — 1.6%

SEI Daily Income Trust, Government Fund, Cl F, 1.470% (A) (Cost $3,195,576)	3,195,576	3,195,576

Total Investments — 99.9% (Cost $147,365,946)		$200,601,543

Percentages are based on Net Assets of $200,853,273.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND April 30, 2018 (Unaudited)

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate shown is the 7-day effective yield as of April 30, 2018.

Cl — Class

PLC — Public Limited Company

As of April 30, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 68.5%
	Shares	Value

CONSUMER DISCRETIONARY — 7.9%
Comcast, Cl A	10,979	$344,631
Home Depot	2,830	522,984
McDonald’s	3,091	517,557
Mohawk Industries *	1,545	324,265
Walt Disney	2,489	249,721

		1,959,158

CONSUMER STAPLES — 4.7%
Altria Group	3,908	219,278
Colgate-Palmolive	5,245	342,131
McCormick	2,350	247,714
PepsiCo	3,426	345,820

		1,154,943

ENERGY — 2.1%
Chevron	4,114	514,702

FINANCIALS — 9.9%
Bank of America	27,464	821,723
Chubb	2,785	377,841
JPMorgan Chase	2,303	250,520
US Bancorp	9,984	503,693
Wells Fargo	9,580	497,777

		2,451,554

HEALTH CARE — 5.7%
Abbott Laboratories	8,614	500,732
Cigna	1,815	311,853
Johnson & Johnson	1,961	248,047
Novartis ADR	4,668	357,989

		1,418,621

INDUSTRIALS — 9.6%
FedEx	1,992	492,422
General Dynamics	1,970	396,581
Honeywell International	2,550	368,934
Illinois Tool Works	1,598	226,948
Raytheon	1,681	344,504
Union Pacific	4,089	546,413

		2,375,802

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — 18.5%
Accenture PLC, Cl A	3,279	$495,785
Alphabet, Cl A *	474	482,807
Amdocs	5,639	379,223
Amphenol, Cl A	2,914	243,931
Apple	4,278	706,982
Automatic Data Processing	3,231	381,516
Microsoft	5,256	491,541
Motorola Solutions	2,273	249,644
Oracle	10,760	491,409
Texas Instruments	6,626	672,075

		4,594,913

MATERIALS — 1.4%
Sherwin-Williams	944	347,071

REAL ESTATE — 4.1%
Alexandria Real Estate Equities ‡	3,046	379,440
Boston Properties ‡	2,069	251,197
Public Storage ‡	1,880	379,347

		1,009,984

UTILITIES — 4.6%
CMS Energy	8,268	390,167
Nextera Energy	2,306	377,977
WEC Energy Group	5,940	381,823

		1,149,967

Total Common Stock (Cost $13,106,612)		16,976,715

CONVERTIBLE BONDS —21.1%
	Face Amount

CONSUMER STAPLES — 2.2%
Vector Group
1.750%, 04/15/20 (A)	$520,000	551,460

FINANCIALS — 1.9%
Cowen
3.000%, 12/15/22 (B)	440,000	483,767

HEALTH CARE — 4.4%
Medicines Company
2.750%, 07/15/23	340,000	314,428
NuVasive
2.250%, 03/15/21	280,000	308,175
Wright Medical Group
2.250%, 11/15/21	415,000	468,950

		1,091,553

INDUSTRIALS — 2.0%
Greenbrier
2.875%, 02/01/24	450,000	484,485

INFORMATION TECHNOLOGY — 10.6%
Citrix Systems
0.500%, 04/15/19	440,000	631,616
Microchip Technology
2.250%, 02/15/37	333,000	372,395

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LOW VOLATILITY EQUITY FUND April 30, 2018 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount	Value

INFORMATION TECHNOLOGY — continued
Nice Systems
1.250%, 01/15/24	$415,000	$519,287
NXP Semiconductors
1.000%, 12/01/19	400,000	472,550
ServiceNow
0.000%, 06/01/22 (B) (C)	283,000	378,994
Zillow Group
2.000%, 12/01/21	215,000	249,472

		2,624,314

Total Convertible Bonds (Cost $5,287,337)		5,235,579

CONVERTIBLE PREFERRED STOCK — 5.7%
	Shares

CONSUMER STAPLES — 2.3%
Bunge, 4.875%	5,175	561,488

HEALTH CARE — 1.3%
Becton Dickinson, 6.125%	5,600	337,960

UTILITIES — 2.1%
DTE Energy, 6.500%	10,050	527,524

Total Convertible Preferred Stock (Cost $1,349,850)		1,426,972

PREFERRED STOCK — 3.9%

FINANCIAL SERVICES — 2.2%
Mandatory Exchangeable Trust, 5.750% (B)	2,700	544,523

INDUSTRIALS — 1.7%
Stanley Black & Decker, 5.375%	3,855	414,413

Total Preferred Stock (Cost $1,011,953)		958,936

SHORT-TERM INVESTMENT — 0.7%

SEI Daily Income Trust, Government Fund, Cl F, 1.470% (D) (Cost $174,190)	174,190	174,190

Total Investments — 99.9% (Cost $20,929,942)		$24,772,392

Percentages are based upon Net Assets of $24,798,844.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2018 was $1,407,284 and represents 5.67% of Net Assets.
(C)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(D)	The rate reported is the 7-day effective yield as of April 30, 2018.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

The following is a summary of the inputs used as of April 30, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$16,976,715	$—	$—	$16,976,715
Convertible Bonds	—	5,235,579	—	5,235,579
Convertible Preferred Stock	1,426,972	—	—	1,426,972
Preferred Stock	958,936	—	—	958,936
Short-Term Investment	174,190	—	—	174,190

Total Investments in Securities	$19,536,813	$5,235,579	$—	$24,772,392

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.0%

	Shares	Value

CONSUMER DISCRETIONARY — 11.3%
Burlington Stores *	11,725	$1,592,841
Cable One	4,650	2,953,308
Columbia Sportswear	23,280	1,932,473
Hanesbrands	84,830	1,566,810
Helen of Troy *	26,925	2,400,364
Installed Building Products *	27,525	1,588,193
Mohawk Industries *	14,400	3,022,272
Newell Brands	114,569	3,165,541

		18,221,802

CONSUMER STAPLES — 3.6%
Energizer Holdings	20,625	1,183,050
J&J Snack Foods	11,050	1,518,380
JM Smucker	13,275	1,514,412
McCormick	14,800	1,560,068

		5,775,910

ENERGY — 6.3%
Centennial Resource Development, Cl A *	162,920	3,014,020
Diamondback Energy	23,725	3,047,476
WPX Energy *	233,225	3,985,815

		10,047,311

FINANCIALS — 19.1%
Arthur J Gallagher	46,755	3,272,382
Chemical Financial	75,413	4,139,420
Everest Re Group	12,775	2,972,359
First Republic Bank	17,455	1,621,046
Home BancShares	131,300	3,051,412
Markel *	2,695	3,045,458
Mercury General	32,898	1,504,426
Western Alliance Bancorp *	69,300	4,087,314
Wintrust Financial	36,970	3,306,966
Zions Bancorporation	67,805	3,712,324

		30,713,107

HEALTH CARE — 8.6%
Cooper	9,125	2,086,979
Integra LifeSciences Holdings *	31,100	1,916,693
PerkinElmer	31,735	2,328,080
Premier, Cl A *	49,250	1,624,757

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — 8.6% (continued)
STERIS PLC	30,835	$2,914,524
Teleflex	10,740	2,877,031

		13,748,064

INDUSTRIALS — 12.2%
Alaska Air Group	21,975	1,426,837
Curtiss-Wright	24,130	3,089,605
Hubbell, Cl B	27,280	2,833,301
Huntington Ingalls Industries	6,050	1,471,421
Ingersoll-Rand PLC	32,275	2,707,550
Middleby *	23,724	2,985,428
Pentair PLC	50,775	3,416,142
Woodward	22,658	1,630,016

		19,560,300

INFORMATION TECHNOLOGY — 10.4%
Amdocs	36,025	2,422,681
Booz Allen Hamilton Holding, Cl A	40,805	1,617,102
Coherent *	3,800	639,236
FLIR Systems	63,854	3,419,382
Genpact	49,850	1,589,717
KLA-Tencor	15,300	1,556,622
Littelfuse	15,075	2,817,819
MKS Instruments	26,200	2,682,880

		16,745,439

MATERIALS — 8.1%
Albemarle	29,322	2,843,061
Eagle Materials	36,075	3,569,982
PolyOne	58,205	2,435,879
RPM International	47,945	2,315,744
Summit Materials, Cl A *	64,420	1,812,779

		12,977,445

REAL ESTATE — 9.9%
Alexandria Real Estate Equities ‡	29,758	3,706,954
American Homes 4 Rent, Cl A ‡	163,540	3,303,508
Brandywine Realty Trust ‡	131,300	2,115,243
Hudson Pacific Properties ‡	67,350	2,213,795
Physicians Realty Trust ‡	93,650	1,399,131
Retail Properties of America, Cl A ‡	125,415	1,447,289
STAG Industrial ‡	68,850	1,691,644

		15,877,564

TELECOMMUNICATION SERVICES — 1.4%
Zayo Group Holdings *	61,600	2,236,080

UTILITIES — 6.1%
ALLETE	33,905	2,590,681
Alliant Energy	46,900	2,014,355
DTE Energy	31,975	3,370,165
IDACORP	18,850	1,753,050

		9,728,251

Total Common Stock (Cost $130,934,065)		155,631,273

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP PLUS FUND April 30, 2018 (Unaudited)

SHORT-TERM INVESTMENT — 3.2%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 1.470% (A) (Cost $5,089,378)	5,089,378	$5,089,378

Total Investments — 100.2% (Cost $136,023,443)		$160,720,651

Percentages are based upon Net Assets of $160,449,899.

‡	Real Estate Investment Trust
*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of April 30, 2018.

Cl — Class

PLC — Public Limited Company

As of April 30, 2018, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.4%

	Shares	Value

CONSUMER DISCRETIONARY — 7.2%
Burlington Stores *	23,800	$3,233,230
Cable One	8,680	5,512,842
Columbia Sportswear	38,694	3,211,989
Hanesbrands	184,095	3,400,234
Helen of Troy *	54,725	4,878,734
Installed Building Products *	56,175	3,241,297

		23,478,326

CONSUMER STAPLES — 3.8%
Energizer Holdings	55,786	3,199,885
J&J Snack Foods	35,259	4,844,939
Nomad Foods *	256,725	4,233,395

		12,278,219

ENERGY — 6.1%
Centennial Resource Development, Cl A *	329,610	6,097,785
Diamondback Energy	48,377	6,214,026
WPX Energy *	433,390	7,406,635

		19,718,446

FINANCIALS — 20.8%
Arthur J Gallagher	94,605	6,621,404
Chemical Financial	143,285	7,864,914
Everest Re Group	22,015	5,122,230
Home BancShares	335,515	7,797,369
Mercury General	134,250	6,139,253
Renasant	124,552	5,633,487
South State	47,450	4,106,797
Western Alliance Bancorp *	152,800	9,012,144
Wintrust Financial	89,958	8,046,743
Zions Bancorporation	132,763	7,268,774

		67,613,115

HEALTH CARE — 9.5%
Cooper	20,085	4,593,640
Integra LifeSciences Holdings *	63,580	3,918,436
PerkinElmer	86,548	6,349,161
Premier, Cl A *	105,721	3,487,736
STERIS PLC	58,550	5,534,146
Teleflex	25,192	6,748,433

		30,631,552

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — 12.1%
Alaska Air Group	46,750	$3,035,477
Albany International, Cl A	67,593	3,998,126
Comfort Systems USA	81,950	3,458,290
Curtiss-Wright	23,495	3,008,300
Gibraltar Industries *	115,400	4,056,310
Hubbell, Cl B	43,085	4,474,808
Huntington Ingalls Industries	14,644	3,561,567
Interface, Cl A	113,292	2,492,424
Middleby *	25,870	3,255,481
Pentair PLC	70,480	4,741,894
Woodward	45,508	3,273,846

		39,356,523

INFORMATION TECHNOLOGY — 11.7%
Amdocs	53,613	3,605,474
Booz Allen Hamilton Holding, Cl A	103,072	4,084,743
Coherent *	7,775	1,307,911
FLIR Systems	100,880	5,402,124
Genpact	108,950	3,474,416
Littelfuse	19,840	3,708,493
Methode Electronics	105,305	4,201,669
MKS Instruments	62,975	6,448,640
OSI Systems *	90,600	5,800,212

		38,033,682

MATERIALS — 8.8%
Albemarle	59,520	5,771,059
Eagle Materials	76,400	7,560,544
PolyOne	118,690	4,967,176
RPM International	130,620	6,308,946
Summit Materials, Cl A *	134,063	3,772,533

		28,380,258

REAL ESTATE — 11.3%
Alexandria Real Estate Equities ‡	41,000	5,107,370
American Homes 4 Rent, Cl A ‡	248,410	5,017,882
Brandywine Realty Trust ‡	353,225	5,690,455
Hudson Pacific Properties ‡	184,085	6,050,874
Physicians Realty Trust ‡	323,010	4,825,769
Retail Properties of America, Cl A ‡	270,200	3,118,108
STAG Industrial ‡	278,805	6,850,239

		36,660,697

TELECOMMUNICATION SERVICES — 1.4%
Zayo Group Holdings *	125,260	4,546,938

UTILITIES — 6.7%
ALLETE	89,611	6,847,176
Alliant Energy	177,785	7,635,866
IDACORP	79,060	7,352,580

		21,835,622

Total Common Stock (Cost $267,977,285)		322,533,378

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND April 30, 2018 (Unaudited)

SHORT-TERM INVESTMENT — 0.4%
	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 1.470% (A) (Cost $1,366,501)	1,366,501	$1,366,501

Total Investments — 99.8% (Cost $269,343,786)		$323,899,879

Percentages are based upon Net Assets of $324,595,432.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of April 30, 2018.

Cl — Class

PLC — Public Limited Company

As of April 30, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.3%

	Shares	Value

CONSUMER DISCRETIONARY — 12.6%
Carriage Services, Cl A	118,185	$3,076,356
Gentherm *	99,765	3,372,057
Installed Building Products *	100,530	5,800,581
International Speedway, Cl A	76,705	3,152,576
Lithia Motors, Cl A	65,495	6,278,351
Marcus	194,983	5,810,493
Oxford Industries	79,306	6,109,734
Sonic	244,040	6,323,076

		39,923,224

CONSUMER STAPLES — 5.1%
Hostess Brands, Cl A *	479,500	6,736,975
J&J Snack Foods	44,302	6,087,538
Nomad Foods *	207,525	3,422,087

		16,246,600

ENERGY — 8.3%
Callon Petroleum *	451,095	6,274,732
Jagged Peak Energy *	205,925	2,950,905
ProPetro Holding *	282,905	5,177,161
Resolute Energy *	155,499	5,192,112
SRC Energy *	593,380	6,550,915

		26,145,825

FINANCIALS — 23.8%
Aspen Insurance Holdings	71,525	3,036,236
Banc of California	190,440	3,656,448
Berkshire Hills Bancorp	165,615	6,285,089
Columbia Banking System	147,690	5,938,615
Employers Holdings	156,223	6,389,521
Glacier Bancorp	83,700	3,099,411
Great Western Bancorp	158,355	6,514,725
Hanmi Financial	213,550	5,893,980
Heritage Commerce	179,776	2,964,506
Kemper	49,588	3,347,190
LegacyTexas Financial Group	152,405	6,259,273
Renasant	137,350	6,212,341
Safety Insurance Group	42,604	3,408,320
ServisFirst Bancshares	148,500	6,231,060
South State	71,684	6,204,250

		75,440,965

COMMON STOCK — continued
	Shares	Value

HEALTH CARE — 3.4%
CONMED	71,850	$4,672,405
Omnicell *	143,015	6,163,947

		10,836,352

INDUSTRIALS — 20.5%
Alamo Group	35,110	3,843,492
Albany International, Cl A	103,837	6,141,958
Apogee Enterprises	74,968	3,081,935
Columbus McKinnon	106,690	3,828,037
Comfort Systems USA	146,630	6,187,786
Continental Building Products *	225,038	6,323,568
Douglas Dynamics	143,583	5,994,590
Esterline Technologies *	50,987	3,663,416
Gibraltar Industries *	89,685	3,152,428
Interface, Cl A	152,750	3,360,500
Kaman	102,568	6,219,724
Knoll	171,405	3,268,693
Lydall *	77,448	3,454,181
Universal Forest Products	200,271	6,384,639

		64,904,947

INFORMATION TECHNOLOGY — 6.5%
Brooks Automation	207,235	5,156,007
Methode Electronics	160,948	6,421,825
Novanta *	108,453	6,377,036
OSI Systems *	42,742	2,736,343

		20,691,211

MATERIALS — 4.0%
Innospec	88,140	6,407,778
Summit Materials, Cl A *	224,096	6,306,061

		12,713,839

REAL ESTATE — 12.1%
Columbia Property Trust ‡	161,225	3,443,766
Easterly Government Properties ‡	318,926	6,573,065
Potlatch ‡	76,804	3,982,287
Ramco-Gershenson Properties Trust ‡	415,695	4,967,555
STAG Industrial ‡	267,643	6,575,989
Summit Hotel Properties ‡	423,876	6,137,725
Terreno Realty ‡	180,076	6,689,823

		38,370,210

UTILITIES — 2.0%
Connecticut Water Service	46,974	3,194,232
South Jersey Industries	102,545	3,168,641

		6,362,873

Total Common Stock (Cost $267,105,770)		311,636,046

SHORT-TERM INVESTMENT — 1.5%
SEI Daily Income Trust, Government Fund, Cl F, 1.470% (A) (Cost $4,903,131)	4,903,131	4,903,131

Total Investments — 99.8% (Cost $272,008,901)		$316,539,177

Percentages are based upon Net Assets of $317,184,736.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND April 30, 2018 (Unaudited)

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of April 30, 2018.

Cl — Class

As of April 30, 2018, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MLP AND STRATEGIC ENERGY FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 91.5%

	Shares	Value

ENERGY — 85.4%
Andeavor	1,250	$172,900
Antero Midstream GP	30,735	529,257
CNX Resources *	20,795	309,014
Dominion Midstream Partners LP (A)	4,855	70,397
Enable Midstream Partners (A)	24,550	350,819
Enbridge	19,924	603,099
Enbridge Energy Escrow *	18,501	—
Enbridge Energy Management LLC *	16,843	164,725
Energy Transfer Partners LP (A)	60,825	1,096,067
EnLink Midstream LLC	11,360	168,696
Enterprise Products Partners LP (A)	20,160	541,094
EOG Resources	4,700	555,399
EQT	10,715	537,786
EQT Midstream Partners LP (A)	8,580	482,711
GasLog Partners LP (A)	13,945	331,194
Halliburton	10,505	556,660
Kinder Morgan	54,470	861,715
MPLX LP (A)	9,891	349,449
Noble Energy	14,165	479,202
Noble Midstream Partners LP (A)	10,734	483,030
Occidental Petroleum	5,025	388,232
ONEOK	12,595	758,471
Pembina Pipeline	16,657	530,692
Pioneer Natural Resources	2,735	551,239
Plains GP Holdings LP, Cl A (A)	15,110	365,964
Range Resources	17,200	238,220
Royal Dutch Shell ADR, Cl B	2,555	185,033
Summit Midstream Partners LP (A)	23,732	361,913
Targa Resources	19,230	903,233
TransCanada	13,890	589,631
Western Gas Partners LP (A)	7,730	371,504
Williams	25,325	651,612
Williams Partners (A)	9,385	341,614
WPX Energy *	21,315	364,273

		15,244,845

UTILITIES — 6.1%
Dominion Energy (A)	4,420	294,195
NextEra Energy Partners LP	7,235	301,483

COMMON STOCK — continued

	Shares	Value

UTILITIES — 6.1% (continued)
Sempra Energy	4,490	$501,982

		1,097,660

Total Common Stock (Cost $15,510,654)		16,342,505

PREFERRED STOCK — 2.9%

ENERGY — 2.9%
Anadarko Petroleum, 7.500%	16,600	508,790

(Cost $548,644)		508,790

SHORT-TERM INVESTMENT — 4.9%

SEI Daily Income Trust, Government Fund, Cl F, 1.470% (B) (Cost $880,947)	880,947	880,947

Total Investments — 99.3% (Cost $16,940,245)		$17,732,242

Percentages are based upon Net Assets of $17,858,663.

*	Non-income producing security.
(A)	Securities considered Master Limited Partnerships. At April 30, 2018, these securities amounted to $4,779,792 or 26.76% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of April 30, 2018.

ADR — American Depositary Receipt

Cl — Class

GP — General Partnership

LLC — Limited Liability Company

LP — Limited Partnership

As of April 30, 2018, all of the Fund’s investments were considered Level 1 in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 44.3%

	Shares	Value

CONSUMER DISCRETIONARY — 4.3%
Comcast, Cl A	1,378,580	$43,273,626
Home Depot	389,495	71,978,676

		115,252,302

CONSUMER STAPLES — 2.3%
PepsiCo	626,120	63,200,553

ENERGY — 7.1%
Andeavor Logistics LP (A)	453,780	19,258,423
Enterprise Products Partners LP (A)	2,009,192	53,926,713
EQT Midstream Partners LP (A)	557,586	31,369,788
Magellan Midstream Partners LP (A) .	477,544	31,436,722
Phillips 66 Partners LP (A)	617,645	30,622,839
Western Gas Partners LP (A)	523,807	25,174,165

		191,788,650

FINANCIALS — 6.5%
Bank of America	2,385,682	71,379,605
Chubb	251,038	34,058,326
Hartford Financial Services Group	670,417	36,095,251
JPMorgan Chase	308,625	33,572,228

		175,105,410

HEALTH CARE — 4.3%
Abbott Laboratories	798,250	46,402,272
Becton Dickinson	155,550	36,067,379
Johnson & Johnson	270,540	34,220,605

		116,690,256

INDUSTRIALS — 8.2%
FedEx	170,033	42,032,158
General Dynamics	190,551	38,359,822
Honeywell International	440,044	63,665,566
Raytheon	169,533	34,744,093
Union Pacific	321,575	42,972,067

		221,773,706

INFORMATION TECHNOLOGY — 6.3%
Booz Allen Hamilton Holding, Cl A	850,723	33,714,153
Microsoft	402,050	37,599,716
Oracle	721,912	32,969,721
TE Connectivity	359,635	32,996,511

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — 6.3%
Texas Instruments	334,145	$33,892,327

		171,172,428

REAL ESTATE — 4.3%
Alexandria Real Estate Equities ‡	474,299	59,083,426
Boston Properties ‡	482,268	58,552,158

		117,635,584

UTILITIES — 1.0%
Nextera Energy	166,050	27,217,255

Total Common Stock (Cost $911,048,961)		1,199,836,144

CORPORATE OBLIGATIONS —26.6%

	Face Amount

CONSUMER DISCRETIONARY — 2.0%
John Deere Capital MTN
1.950%, 12/13/18	$26,500,000	26,439,231
Toyota Motor Credit MTN
2.125%, 07/18/19	27,128,000	26,946,101

		53,385,332

ENERGY — 3.0%
Chevron
1.718%, 06/24/18	28,184,000	28,160,932
Exxon Mobil
2.222%, 03/01/21	27,314,000	26,873,542
Shell International Finance BV
1.375%, 05/10/19	27,709,000	27,396,168

		82,430,642

FINANCIALS — 11.1%
Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/49	26,538,000	27,068,760
Citigroup
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/49	32,682,000	33,396,919
1.750%, 05/01/18	28,916,000	28,916,000
Goldman Sachs Group
5.375%, VAR ICE LIBOR USD 3 Month+3.922%, 12/29/49	26,725,000	27,326,312
JPMorgan Chase
5.829%, VAR ICE LIBOR USD 3 Month+3.470%, 12/31/49	33,476,000	33,727,070
5.000%, VAR ICE LIBOR USD 3 Month+3.320%, 12/29/49	33,355,000	33,821,970
MetLife
5.250%, VAR ICE LIBOR USD 3 Month+3.575%, 12/29/49	25,866,000	26,435,052
Morgan Stanley
5.450%, VAR ICE LIBOR USD 3 Month+3.610%, 12/29/49	33,363,000	33,905,149
PNC Bank MTN
1.600%, 06/01/18	28,250,000	28,233,050
SunTrust Banks
5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 06/15/22	26,867,000	26,498,922

		299,329,204

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — 4.0%
Aetna
1.700%, 06/07/18	$28,070,000	$28,050,217
CVS Health
1.900%, 07/20/18	27,430,000	27,397,359
Medtronic
2.500%, 03/15/20	26,769,000	26,605,880
Pfizer
2.100%, 05/15/19	27,339,000	27,213,245

		109,266,701

INFORMATION TECHNOLOGY — 5.5%
Apple
2.850%, 05/06/21	27,869,000	27,790,399
2.037%, VAR ICE LIBOR USD 3 Month+0.250%, 05/03/18	28,097,000	28,097,233
Cisco Systems
1.400%, 09/20/19	27,939,000	27,504,797
Intel
3.300%, 10/01/21	26,867,000	27,130,418
Oracle
3.625%, 07/15/23	10,000,000	10,161,178
Visa
2.200%, 12/14/20	27,118,000	26,712,600

		147,396,625

TELECOMMUNICATION SERVICES — 1.0%
AT&T
2.375%, 11/27/18	27,238,000	27,204,008

Total Corporate Obligations (Cost $722,382,154)		719,012,512

PREFERRED STOCK — 8.6%

	Shares

ENERGY — 0.5%
Kinder Morgan, 9.750%	431,000	13,404,100

FINANCIALS — 6.2%
Bank of America, Ser D, 6.204%	1,039,287	26,574,568
Bank of America, Ser 5, 4.000% , VAR ICE LIBOR USD 3 Month+0.500%	1,100,506	25,036,511
BB&T, Ser D, 5.850%	1,089,173	27,621,427
PNC Financial Services Group, Ser Q, 5.375%	793,996	19,905,480
US Bancorp, Ser B, 3.500% , VAR ICE LIBOR USD 3 Month+0.600%	1,574,298	35,736,565
Wells Fargo, 5.850% , VAR ICE LIBOR USD 3 Month+3.090%	1,331,420	34,350,636

		169,225,187

HEALTH CARE — 1.1%
Becton Dickinson, 6.125%	483,825	29,198,839

UTILITIES — 0.8%
DTE Energy, 6.500%	423,800	22,245,262

Total Preferred Stock (Cost $228,299,214)		234,073,388

U.S. GOVERNMENT AGENCY OBLIGATIONS —6.3%

	Face Amount	Value
FHLMC
2.375%, 01/13/22	$29,000,000	$28,565,464
1.875%, 11/17/20	27,668,000	27,133,703
1.750%, 05/30/19	31,421,000	31,236,496
1.375%, 05/01/20	27,770,000	27,137,899

		114,073,562

FNMA
1.625%, 11/27/18	27,630,000	27,564,379
0.875%, 05/21/18	27,704,000	27,690,619

		55,254,998

Total U.S. Government Agency Obligations (Cost $171,070,947)		169,328,560

U.S. TREASURY OBLIGATIONS —3.0%

U.S. Treasury Notes
3.625%, 08/15/19	52,384,000	53,198,408
3.375%, 11/15/19	26,903,000	27,285,527

Total U.S. Treasury Obligations (Cost $80,786,653)		80,483,935

SHORT-TERM INVESTMENT — 12.0%

	Shares
SEI Daily Income Trust, Government Fund, Cl F, 1.470% (B) (Cost $325,140,430)	325,140,444	325,140,430

Total Investments — 100.8% (Cost $2,438,728,359)		$2,727,874,969

Percentages are based upon Net Assets of $2,706,125,174.

‡	Real Estate Investment Trust
*	Non-income producing security.
(A)	Securities considered Master Limited Partnerships. At April 30, 2018, these securities amounted to $191,788,650 or 7.09% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of April 30, 2018.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND April 30, 2018 (Unaudited)

The following is a summary of the inputs used as of April 30, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,199,836,144	$—	$—	$1,199,836,144
Corporate Obligations	—	719,012,512	—	719,012,512
Preferred Stock	234,073,388	—	—	234,073,388
U.S. Government Agency Obligations	—	169,328,560	—	169,328,560
U.S. Treasury Obligations	—	80,483,935	—	80,483,935
Short-Term Investment	325,140,430	—	—	325,140,430

Total Investments in Securities	$1,759,049,962	$968,825,007	$—	$2,727,874,969

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 47.5%

	Shares	Value

BELGIUM — 0.3%

Anheuser-Busch InBev ADR	94	$9,408

BRAZIL — 1.9%

Banco Bradesco ADR *	4,475	43,855

Vale ADR, Cl B *	2,000	27,680

		71,535

CANADA — 0.3%

Enbridge	306	9,263

FRANCE — 1.1%

Capgemini	307	42,264

GERMANY — 0.7%

SAP ADR	249	27,597

JAPAN — 4.9%

Keyence	176	107,819

Nippon Telegraph & Telephone ADR	1,560	73,819

		181,638

NETHERLANDS — 1.0%

Royal Dutch Shell PLC ADR, Cl A	527	36,837

SWITZERLAND — 3.4%

Novartis ADR	1,171	89,804

UBS Group	2,155	36,204

		126,008

TAIWAN — 0.9%

Taiwan Semiconductor Manufacturing ADR	852	32,759

UNITED KINGDOM — 1.2%

Lloyds TSB Group PLC ADR	6,256	22,334

Vodafone Group PLC ADR	684	20,116

		42,450

UNITED STATES — 31.8%

Abbott Laboratories	754	43,830

Alexandria Real Estate Equities ‡	307	38,243

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Andeavor Logistics LP (A)	332	$14,090

Bank of America	3,137	93,859

Becton Dickinson	396	91,821

Boeing	32	10,674

Booz Allen Hamilton Holding, Cl A	1,905	75,495

Boston Properties ‡	672	81,588

Comcast, Cl A	291	9,134

Enterprise Products Partners LP (A)	1,522	40,851

General Dynamics	597	120,182

Hartford Financial Services Group	361	19,436

Honeywell International	435	62,936

Johnson & Johnson	74	9,360

Microsoft	981	91,743

Oracle	848	38,728

Phillips 66 Partners LP (A)	606	30,045

Raytheon	608	124,603

Shell Midstream Partners LP (A)	447	9,651

Union Pacific	416	55,590

US Bancorp	1,847	93,181

Western Gas Partners LP (A)	346	16,629

		1,171,669

Total Common Stock (Cost $1,444,611)		1,751,428

CORPORATE OBLIGATIONS —19.2%

	Face Amount

AUSTRIA — 4.0%
Oesterreichische Kontrollbank
1.125%, 05/29/18	$148,000	147,895

GERMANY — 1.3%
Landwirtschaftliche Rentenbank
1.875%, 09/17/18	50,000	49,918

SWITZERLAND — 2.1%
Novartis Securities Investment
5.125%, 02/10/19	76,000	77,429

UNITED KINGDOM — 4.7%
AstraZeneca
1.750%, 11/16/18	107,000	106,616
Lloyds Bank
1.750%, 05/14/18	65,000	64,987

		171,603

UNITED STATES — 7.1%
Bank of New York Mellon
4.950%, VAR ICE LIBOR USD 3 Month+3.420%, 12/31/49	62,000	63,240
Goldman Sachs Group MTN
3.584%, VAR ICE LIBOR USD 3 Month+1.600%, 11/29/23	71,000	74,011
JPMorgan Chase
5.300%, VAR ICE LIBOR USD 3 Month+3.800%, 12/31/49	62,000	63,711

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD WORLDWIDE INCOME OPPORTUNITY FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
Wells Fargo
5.895%, VAR ICE LIBOR USD 3 Month+3.770%, 03/15/18	$61,000	$61,686

		262,648

Total Corporate Obligations (Cost $710,571)		709,493

PREFERRED STOCK — 9.6%

	Shares

NETHERLANDS — 4.3%
Aegon, 6.375%	2,920	75,015
ING Groep, 6.375%	3,288	84,107

		159,122

UNITED STATES — 5.3%
BB&T, Ser E, 5.625%	895	22,402
Becton Dickinson, 6.125%	630	38,021
DTE Energy, 6.500%	361	18,949
Kinder Morgan, Ser A, 9.750%	925	28,768
Mandatory Exchangeable Trust, 5.750% (B)	185	37,310
US Bancorp, Ser B, 3.500%, VAR ICE LIBOR USD 3 Month+0.600%	1,009	22,904
Wells Fargo, 5.850%, VAR ICE LIBOR USD 3 Month+3.090%	1,050	27,089

		195,443

Total Preferred Stock (Cost $366,329)		354,565

EXCHANGE TRADED FUNDS —2.9%

CANADA — 0.3%
iShares S&P/TSX Capped REIT Index ETF	833	10,757

JAPAN — 0.4%
Next Funds REIT Index ETF	790	13,369

NETHERLANDS — 0.9%
iShares European Property Yield UCITS ETF	651	33,089

UNITED STATES — 1.3%
iShares International Developed ETF	953	28,818
Vanguard Global ex-U.S. Real Estate ETF	342	20,944

		49,762

Total Exchange Traded Funds (Cost $96,889)		106,977

SOVEREIGN DEBT —2.1%

	Face Amount

POLAND — 2.1%
Republic of Poland Government International Bond
5.125%, 04/21/21	$72,000	75,963

(Cost $76,953)		75,963

SHORT-TERM INVESTMENT — 10.2%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 1.470% (C) (Cost $375,820)	375,820	$375,820

Total Investments — 91.5% (Cost $3,071,173)		$3,374,246

Percentages are based upon Net Assets of $3,685,987.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Securities considered Master Limited Partnerships. At April 30, 2018, these securities amounted to $75,266 or 2.0% of Net Assets.
(B)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2018 was $37,310 and represents 1.01% of Net Assets.
(C)	The rate reported is the 7-day effective yield as of April 30, 2018.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

REIT — Real Estate Investment Trust

Ser — Series

S&P — Standard & Poor’s

TSX — Toronto Stock Exchange

UCITS — Undertakings for Collective Investment in Transferable Securities

USD — United States Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of April 30, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$1,751,428	$—	$—	$1,751,428
Corporate Obligations	—	709,493	—	709,493
Preferred Stock	354,565	—	—	354,565
Exchange Traded Funds	106,977	—	—	106,977
Sovereign Debt	—	75,963	—	75,963
Short-Term Investment	375,820	—	—	375,820

Total Investments in Securities	$2,588,790	$785,456	$—	$3,374,246

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 98.0%

	Shares	Value

ARGENTINA — 1.7%

Tenaris	10,917	$205,066

BELGIUM — 1.3%

Anheuser-Busch InBev	1,680	166,927

CHINA — 3.5%

China Resources Gas Group	41,202	151,975

CNOOC	113,063	189,877

CT Environmental Group	592,005	90,452

		432,304

EGYPT — 1.5%

Commercial International Bank Egypt	35,576	189,276

FRANCE — 6.8%

BNP Paribas	2,465	189,999

Capgemini	1,546	212,396

Schneider Electric	2,663	241,623

Total	3,202	201,858

		845,876

GERMANY — 8.0%

Fresenius & KGaA	1,571	119,712

Gerresheimer	907	73,838

Hannover Rueckversicherung	1,420	199,330

Henkel & KGaA	1,509	179,656

SAP	2,527	281,190

Vonovia	2,759	138,332

		992,058

HONG KONG — 2.9%

AIA Group	21,237	190,270

Samsonite International	37,384	170,360

		360,630

JAPAN — 3.7%

Keyence	405	247,657

Nippon Telegraph & Telephone	4,428	210,749

		458,406

COMMON STOCK — continued

	Shares	Value

JERSEY — 1.3%

Randgold Resources ADR	1,951	$158,226

MEXICO — 1.2%

Genomma Lab Internacional, Cl B *	150,130	145,538

NETHERLANDS — 2.3%

ING Groep	9,057	152,326

Unilever	2,269	129,706

		282,032

PHILIPPINES — 1.3%

Ayala Land	204,274	161,007

SOUTH KOREA — 2.6%

Hanon Systems	14,097	143,575

Samsung Electronics	74	182,896

		326,471

SWITZERLAND — 2.5%

Roche Holding	777	172,770

UBS Group	7,922	133,544

		306,314

TAIWAN — 1.5%

Taiwan Semiconductor Manufacturing	24,374	185,808

THAILAND — 1.2%

Thai Union Group PLC NVDR	269,372	153,398

UNITED KINGDOM — 6.2%

BGEO Group PLC *	4,043	193,321

Informa PLC	20,474	207,822

John Wood Group PLC	25,560	199,896

St. James’s Place PLC	11,074	172,979

		774,018

UNITED STATES — 48.5%

AGCO	942	59,044

AT&T	5,375	175,762

Bristol-Myers Squibb	3,384	176,408

Capital One Financial	2,456	222,563

Caterpillar	821	118,520

Chubb	1,954	265,099

Dun & Bradstreet	2,293	264,406

ExxonMobil	1,194	92,833

Generac Holdings *	3,905	175,764

Hanesbrands	8,140	150,346

Honeywell International	2,237	323,649

Johnson & Johnson	1,468	185,687

Jones Lang LaSalle	1,467	248,671

JPMorgan Chase	4,129	449,153

Kraft Heinz	2,738	154,368

MetLife	3,772	179,811

Microsoft	3,020	282,430

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD GLOBAL EQUITY FUND April 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UNITED STATES (continued)

Mondelez International, Cl A	4,587	$181,187

Moody’s	2,613	423,829

Newell Brands	4,677	129,226

Omnicom Group	3,440	253,390

Raytheon	1,407	288,351

Ross Stores	2,552	206,329

Sabre	8,154	168,299

Schlumberger	2,992	205,132

Stanley Black & Decker	1,813	256,703

T. Rowe Price Group	1,216	138,405

Texas Instruments	2,473	250,836

		6,026,201

Total Common Stock (Cost $8,665,167)		12,169,556

SHORT-TERM INVESTMENT — 1.7%

SEI Daily Income Trust, Government Fund, Cl F, 1.470% (A) (Cost $204,630)	204,630	204,630

Total Investments — 99.7% (Cost $8,869,797)		$12,374,186

Percentages are based upon Net Assets of $12,412,291.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of April 30, 2018.

ADR — American Depositary Receipt

Cl — Class

NVDR — Non-Voting Depositary Receipt

PLC — Public Limited Company

The following is a summary of the inputs used as of April 30, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$–	$205,066	$–	$205,066
Belgium	–	166,927	–	166,927
China	–	432,304	–	432,304
Egypt	–	189,276	–	189,276
France	–	845,876	–	845,876
Germany	–	992,058	–	992,058
Hong Kong	–	360,630	–	360,630
Japan	–	458,406	–	458,406
Jersey	158,226	–	–	158,226
Mexico	145,538	–	–	145,538
Netherlands	–	282,032	–	282,032
Philippines	–	161,007	–	161,007
South Korea	–	326,471	–	326,471
Switzerland	–	306,314	–	306,314
Taiwan	–	185,808	–	185,808
Thailand	–	153,398	–	153,398
United Kingdom	–	774,018	–	774,018
United States	6,026,201	–	–	6,026,201

Total Common Stock	6,329,965	5,839,591	–	12,169,556

Short-Term Investment	204,630	–	–	204,630

Total Investments in Securities	$6,534,595	$5,839,591	$–	$12,374,186

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2018, there were transfers of $4,944,570 from Level 1 to Level 2 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 84.3%

	Shares	Value

ARGENTINA — 1.8%

Tenaris ADR	177,835	$6,647,472

BRAZIL — 4.6%

Ambev	633,914	4,219,820

BB Seguridade Participacoes	488,516	3,836,229

Cielo	524,659	2,879,993

Vale *	437,333	6,070,878

		17,006,920

CHILE — 3.3%

Enel Americas	26,941,208	6,153,750

Enel Chile	46,757,432	5,821,809

		11,975,559

CHINA — 4.4%

CNOOC	4,440,840	7,457,913

Industrial & Commercial Bank of China, Cl H	4,480,284	3,944,986

NetEase ADR	18,429	4,737,543

		16,140,442

EGYPT — 2.1%

Commercial International Bank Egypt	1,439,753	7,659,969

HONG KONG — 16.1%

AIA Group	753,817	6,753,682

Anhui Conch Cement, Cl H	1,456,471	9,100,422

ASM Pacific Technology	409,303	5,611,068

BOC Hong Kong Holdings	1,160,349	6,008,928

China Construction Bank, Cl H	5,341,395	5,610,114

China Overseas Land & Investment	1,627,713	5,462,363

China Resources Gas Group	1,342,757	4,952,804

China Resources Land	1,446,153	5,432,493

CT Environmental Group	30,227,418	4,618,404

Samsonite International	1,210,706	5,517,240

		59,067,518

COMMON STOCK — continued

	Shares	Value

INDIA — 1.1%

Reliance Industries GDR (A)	134,201	$3,881,225

INDONESIA — 5.5%

Bank Mandiri Persero	11,094,584	5,654,265

Media Nusantara Citra	43,066,047	4,087,120

Perusahaan Gas Negara Persero	32,417,914	4,613,349

Telekomunikasi Indonesia Persero	20,628,018	5,657,565

		20,012,299

MALAYSIA — 1.8%

Public Bank	1,084,444	6,576,725

MEXICO — 8.9%

Alsea	1,545,331	5,736,928

Arca Continental	354,500	2,442,938

Fomento Economico Mexicano ADR	57,577	5,565,393

Genomma Lab Internacional, Cl B *	3,705,086	3,591,756

Grupo Aeroportuario del Centro Norte, Cl B	1,076,843	5,680,156

Kimberly-Clark de Mexico, Cl A	2,502,403	4,534,607

Wal-Mart de Mexico	1,740,063	4,838,148

		32,389,926

PERU — 1.6%

Credicorp	24,842	5,775,517

PHILIPPINES — 1.4%

Ayala Land	6,270,558	4,942,413

SOUTH AFRICA — 7.7%

AVI	778,649	7,128,552

Bidvest Group	344,901	6,764,352

Clicks Group	159,484	2,730,841

MTN Group	545,981	5,466,798

Sanlam	985,166	6,228,720

		28,319,263

SOUTH KOREA — 7.0%

Coway	63,585	5,209,201

Hankook Tire	97,304	4,493,451

Hanon Systems	553,147	5,633,701

Korea Kolmar	64,742	4,955,075

Samsung Electronics	2,200	5,437,438

		25,728,866

TAIWAN — 6.4%

Catcher Technology	582,959	6,499,940

Giant Manufacturing	932,007	4,754,395

Taiwan Semiconductor Manufacturing	822,343	6,268,897

Tripod Technology	1,924,121	5,829,503

		23,352,735

THAILAND — 5.6%

Central Pattana	1,189,878	3,038,340

Central Pattana NVDR	963,871	2,460,012

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND April 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value

THAILAND (continued)

Kasikornbank NVDR	688,937	$4,251,417

Siam Cement	112,487	1,664,774

Siam Cement NVDR	173,686	2,571,103

Thai Union Group NVDR	7,885,577	4,490,556

Tisco Financial Group NVDR	752,304	2,110,708

		20,586,910

TURKEY — 3.5%

Emlak Konut Gayrimenkul Yatirim Ortakligi, Cl REIT	7,516,648	4,485,219

Enka Insaat ve Sanayi	2,861,715	3,444,856

TAV Havalimanlari Holding	940,467	5,039,295

		12,969,370

UNITED KINGDOM — 1.5%

Randgold Resources	69,308	5,600,466

Total Common Stock (Cost $257,981,887)		308,633,595

EQUITY LINKED NOTES — 5.8%

INDIA — 5.8%

JPMorgan (convertible to Bharat Forge) 04/22/2019*	240,021	2,768,820
JPMorgan (convertible to HCL Technologies) 09/14/2021*	270,315	4,237,476
JPMorgan (convertible to Reliance Industries) 05/22/2019*	199,125	2,856,270
JPMorgan (convertible to Tata Consultancy Services) 12/28/2020*	105,906	5,570,132
JPMorgan (convertible to Titan) 05/20/2019*	404,060	5,907,188

Total Equity Linked Notes (Cost $12,197,108)		21,339,886

PREFERRED STOCK — 3.4%

BRAZIL — 3.4%
Banco Bradesco, 3.260%	512,008	5,045,249
Petroleo Brasileiro *(1)	1,126,683	7,390,721

Total Preferred Stock (Cost $5,416,845)		12,435,970

EXCHANGE TRADED FUND — 3.0%

UNITED STATES — 3.0%
iShares MSCI India ETF	103,190	3,606,491
PowerShares India Portfolio*	285,434	7,305,683

Total Exchange Traded Funds (Cost $10,151,182)		10,912,174

SHORT-TERM INVESTMENT — 3.4%

	Shares	Value
SEI Daily Income Trust, Government Fund, Cl F, 1.470% (B) (Cost $12,322,598)	12,322,598	$12,322,598

Total Investments — 99.9% (Cost $298,069,620)		$365,644,223

Percentages are based upon Net Assets of $366,157,552.

*	Non-income producing security.
(1)	Rate is not available
(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2018 was $3,881,225 and represents 1.06% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of April 30, 2018.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange Traded Fund

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

MSCI — Morgan Stanley Capital International

The following is a summary of the inputs used as of April 30, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$6,647,472	$–	$–	$6,647,472
Brazil	17,006,920	–	–	17,006,920
Chile	11,975,559	–	–	11,975,559
China	4,737,543	11,402,899	–	16,140,442
Egypt	–	7,659,969	–	7,659,969
Hong Kong	–	59,067,518	–	59,067,518
India	–	3,881,225	–	3,881,225
Indonesia	–	20,012,299	–	20,012,299
Malaysia	–	6,576,725	–	6,576,725
Mexico	32,389,926	–	–	32,389,926
Peru	5,775,517	–	–	5,775,517
Philippines	–	4,942,413	–	4,942,413
South Africa	–	28,319,263	–	28,319,263
South Korea	5,209,201	20,519,665	–	25,728,866
Taiwan	–	23,352,735	–	23,352,735
Thailand	–	20,586,910	–	20,586,910
Turkey	–	12,969,370	–	12,969,370
United Kingdom	–	5,600,466	–	5,600,466

Total Common Stock	83,742,138	224,891,457	–	308,633,595
Equity Linked Notes India	–	21,339,886	–	21,339,886
Preferred Stock Brazil	12,435,970	–	–	12,435,970
Exchange Traded Funds
United States	10,912,174	–	–	10,912,174
Short-Term Investment	12,322,598	–	–	12,322,598

Total Investments in Securities	$119,412,880	$246,231,343	$–	$365,644,223

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND April 30, 2018 (Unaudited)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. For the period ended April 30, 2018, there were transfers of $219,949,044 from Level 1 to Level 2 investments as a result of fair valuation of foreign equity securities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS —96.1%

	Face Amount	Value

CONSUMER DISCRETIONARY — 19.2%
1011778 BC ULC
4.625%, 01/15/22 (A)	$255,000	$255,638
ADT
6.250%, 10/15/21	90,000	93,825
5.250%, 03/15/20	185,000	188,469
Ahern Rentals
7.375%, 05/15/23 (A)	150,000	144,750
Altice Luxembourg
7.750%, 05/15/22 (A)	325,000	310,375
Altice US Finance I
5.375%, 07/15/23 (A)	255,000	255,319
AMC Entertainment Holdings
5.875%, 02/15/22	245,000	248,062
APX Group
7.875%, 12/01/22	175,000	176,312
6.375%, 12/01/19	102,000	101,490
Ashton Woods USA
6.875%, 02/15/21 (A)	96,000	95,760
AV Homes
6.625%, 05/15/22	255,000	261,056
Beazer Homes USA
8.750%, 03/15/22	225,000	242,212
Builders FirstSource
5.625%, 09/01/24 (A)	80,000	79,600
Cable One
5.750%, 06/15/22 (A)	185,000	189,162
CCO Holdings
5.125%, 02/15/23	300,000	301,350
Cequel Communications Holdings I
5.125%, 12/15/21 (A)	145,000	143,550
Cinemark USA
4.875%, 06/01/23	150,000	148,125
Clear Channel International BV
8.750%, 12/15/20 (A)	275,000	286,687
Clear Channel Worldwide Holdings
7.625%, 03/15/20	250,000	250,625
CSC Holdings
10.125%, 01/15/23 (A)	275,000	304,906
DISH DBS
7.875%, 09/01/19	135,000	139,894
6.750%, 06/01/21	425,000	422,875
5.875%, 07/15/22	150,000	137,963
5.125%, 05/01/20	460,000	457,700

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued
Eldorado Resorts
7.000%, 08/01/23	$240,000	$253,500
Griffon
5.250%, 03/01/22	210,000	209,937
Group 1 Automotive
5.250%, 12/15/23 (A)	210,000	207,375
Herc Rentals
7.500%, 06/01/22 (A)	219,000	232,140
International Game Technology
6.250%, 02/15/22 (A)	300,000	314,812
5.625%, 02/15/20 (A)	200,000	204,750
Interval Acquisition
5.625%, 04/15/23	180,000	187,650
KB Home
8.000%, 03/15/20	135,000	144,450
Lennar
6.625%, 05/01/20 (A)	180,000	189,000
LIN Television
5.875%, 11/15/22	255,000	262,013
Live Nation Entertainment
5.375%, 06/15/22 (A)	100,000	102,375
M/I Homes
6.750%, 01/15/21	150,000	154,313
Manitowoc
12.750%, 08/15/21 (A)	95,000	105,925
Mclaren Finance
5.750%, 08/01/22 (A)	210,000	210,021
Mediacom Broadband
5.500%, 04/15/21	121,000	122,361
Meritage Homes
7.150%, 04/15/20	145,000	153,700
MGM Resorts International
6.750%, 10/01/20	145,000	154,062
6.625%, 12/15/21	175,000	187,250
5.250%, 03/31/20	175,000	178,938
Midas Intermediate Holdco II
7.875%, 10/01/22 (A)	175,000	173,687
NCL
4.750%, 12/15/21 (A)	274,000	278,110
Nexstar Broadcasting
6.125%, 02/15/22 (A)	120,000	123,450
Party City Holdings
6.125%, 08/15/23 (A)	165,000	167,062
Penske Automotive Group
3.750%, 08/15/20	275,000	272,938
Prime Security Services Borrower
9.250%, 05/15/23 (A)	263,000	282,068
PulteGroup
4.250%, 03/01/21	215,000	216,097
Scientific Games International
10.000%, 12/01/22	190,000	204,782
Service International
4.500%, 11/15/20	250,000	250,625
SFR Group
6.000%, 05/15/22 (A)	230,000	226,693
Shea Homes
5.875%, 04/01/23 (A)	215,000	216,881
Sinclair Television Group
6.125%, 10/01/22	125,000	128,594
Sirius XM Radio
3.875%, 08/01/22 (A)	180,000	174,600

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

CONSUMER DISCRETIONARY — continued
TEGNA
6.375%, 10/15/23	$240,000	$247,800
Tempur Sealy International
5.625%, 10/15/23	155,000	155,775
Titan International
6.500%, 11/30/23 (A)	230,000	233,450
Townsquare Media
6.500%, 04/01/23 (A)	210,000	196,392
TRI Pointe Group
4.375%, 06/15/19	100,000	100,125
Virgin Media Finance
6.375%, 04/15/23 (A)	200,000	201,500
William Lyon Homes
7.000%, 08/15/22	175,000	179,156
WMG Acquisition
5.625%, 04/15/22 (A)	75,000	76,688

		12,916,750

CONSUMER STAPLES — 1.4%
Avon International Operations
7.875%, 08/15/22 (A)	135,000	137,700
Carrols Restaurant Group
8.000%, 05/01/22	175,000	181,781
Hearthside Group Holdings
6.500%, 05/01/22 (A)	300,000	309,375
Performance Food Group
5.500%, 06/01/24 (A)	145,000	145,863
Rite Aid
6.750%, 06/15/21	165,000	168,094

		942,813

ENERGY — 13.5%
American Midstream Partners
8.500%, 12/15/21 (A)	115,000	114,425
Antero Resources
5.625%, 06/01/23	165,000	168,506
5.375%, 11/01/21	270,000	273,118
Archrock Partners
6.000%, 04/01/21	305,000	304,237
Blue Racer Midstream
6.125%, 11/15/22 (A)	410,000	420,250
Calpine
6.000%, 01/15/22 (A)	250,000	255,625
Carrizo Oil & Gas
7.500%, 09/15/20	81,000	81,810
6.250%, 04/15/23	100,000	102,500
Chesapeake Energy
6.875%, 11/15/20	165,000	169,950
5.598%, VAR ICE LIBOR USD 3 Month+3.250%, 04/15/19	345,000	344,137
CONSOL Energy
5.875%, 04/15/22	225,000	226,125
Continental Resources
5.000%, 09/15/22	150,000	152,437
Crestwood Midstream Partners
6.250%, 04/01/23	295,000	299,425
DCP Midstream Operating
5.350%, 03/15/20 (A)	155,000	159,531
4.750%, 09/30/21 (A)	175,000	176,969
2.700%, 04/01/19	200,000	198,002

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
Dynegy
6.750%, 11/01/19	$238,000	$242,022
Energy Transfer Equity
7.500%, 10/15/20	285,000	305,306
Forum Energy Technologies
6.250%, 10/01/21	230,000	228,850
Gulfport Energy
6.625%, 05/01/23	65,000	65,325
Nabors Industries
9.250%, 01/15/19	70,000	72,187
5.000%, 09/15/20	110,000	110,825
4.625%, 09/15/21	255,000	249,263
Newfield Exploration
5.750%, 01/30/22	45,000	47,250
NGL Energy Partners
6.875%, 10/15/21	70,000	70,087
5.125%, 07/15/19	200,000	200,000
NRG Energy
6.250%, 07/15/22	360,000	370,400
NuStar Logistics
4.800%, 09/01/20	130,000	129,675
4.750%, 02/01/22	175,000	170,188
Oasis Petroleum
6.500%, 11/01/21	335,000	343,375
Precision Drilling
6.500%, 12/15/21	110,000	112,200
Pride International
6.875%, 08/15/20	195,000	204,750
QEP Resources
6.875%, 03/01/21	80,000	86,000
6.800%, 03/01/20	100,000	104,500
Range Resources
5.750%, 06/01/21	210,000	215,250
Resolute Energy
8.500%, 05/01/20	195,000	195,000
Rowan
7.875%, 08/01/19	115,000	119,600
Sanchez Energy
7.750%, 06/15/21	150,000	139,125
SESI
7.125%, 12/15/21	215,000	218,763
SM Energy
6.500%, 01/01/23	85,000	85,213
6.125%, 11/15/22	185,000	186,850
Summit Midstream Holdings
5.500%, 08/15/22	295,000	286,150
Sunoco
4.875%, 01/15/23 (A)	95,000	93,525
Targa Resources Partners
4.125%, 11/15/19	225,000	226,276
Transocean
9.000%, 07/15/23 (A)	215,000	231,942
Ultra Resources
6.875%, 04/15/22 (A)	80,000	58,800
Whiting Petroleum
5.750%, 03/15/21	165,000	168,919
Williams
7.875%, 09/01/21	150,000	166,500

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — continued
WPX Energy
6.000%, 01/15/22	$117,000	$121,973

		9,073,136

FINANCIALS — 6.0%
Ally Financial
8.000%, 03/15/20	135,000	145,462
4.250%, 04/15/21	340,000	341,700
FBM Finance
8.250%, 08/15/21 (A)	375,000	394,687
Fiat Chrysler Automobiles
4.500%, 04/15/20	260,000	263,003
Hub Holdings
8.125% cash/8.875% PIK, 07/15/19 (A)	120,000	120,360
HUB International
7.875%, 10/01/21 (A)	175,000	182,385
Ladder Capital Finance Holdings LLLP
5.250%, 03/15/22 (A)	210,000	210,000
Laredo Petroleum
5.625%, 01/15/22	260,000	262,600
Nationstar Mortgage
9.625%, 05/01/19	320,000	324,800
6.500%, 07/01/21	310,000	312,940
Navient MTN
8.000%, 03/25/20	304,000	323,760
6.625%, 07/26/21	215,000	223,364
5.875%, 03/25/21	60,000	61,425
OneMain Financial Holdings
7.250%, 12/15/21 (A)	113,000	116,955
Solera
10.500%, 03/01/24 (A)	200,000	222,500
Springleaf Finance
7.750%, 10/01/21	150,000	163,313
6.000%, 06/01/20	200,000	207,750
5.250%, 12/15/19	180,000	182,246

		4,059,250

HEALTH CARE — 9.3%
Acadia Healthcare
6.125%, 03/15/21	200,000	202,500
CHS
8.000%, 11/15/19	145,000	131,950
5.125%, 08/01/21	295,000	271,769
DaVita
5.750%, 08/15/22	290,000	297,069
DJO Finco
8.125%, 06/15/21 (A)	165,000	165,206
Eagle Holding II
7.625% cash/8.375% PIK, 05/15/22 (A)	110,000	111,375
HCA
7.500%, 02/15/22	250,000	275,000
6.500%, 02/15/20	330,000	344,850
HCA Healthcare
6.250%, 02/15/21	460,000	483,575
Jaguar Holding II
6.375%, 08/01/23 (A)	145,000	146,813
Kindred Healthcare
8.000%, 01/15/20	220,000	235,675

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

HEALTH CARE — continued
Kinetic Concepts
12.500%, 11/01/21 (A)	$120,000	$134,400
7.875%, 02/15/21 (A)	225,000	233,190
LifePoint Health
5.500%, 12/01/21	180,000	180,450
Mallinckrodt International Finance
4.875%, 04/15/20 (A)	170,000	162,350
MPH Acquisition Holdings
7.125%, 06/01/24 (A)	140,000	142,800
Select Medical
6.375%, 06/01/21	280,000	283,500
Tenet Healthcare
7.500%, 01/01/22 (A)	200,000	210,750
6.000%, 10/01/20	250,000	258,012
5.500%, 03/01/19	240,000	243,300
4.750%, 06/01/20	155,000	155,775
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/21	220,000	198,512
Universal Hospital Services
7.625%, 08/15/20	330,000	332,475
Valeant Pharmaceuticals International
7.500%, 07/15/21 (A)	165,000	167,681
6.500%, 03/15/22 (A)	340,000	352,750
6.375%, 10/15/20 (A)	101,000	102,515
5.375%, 03/15/20 (A)	180,000	181,350
Vizient
10.375%, 03/01/24 (A)	230,000	254,725

		6,260,317

INDUSTRIALS — 14.5%
Air Canada
7.750%, 04/15/21 (A)	305,000	333,594
Aircastle
7.625%, 04/15/20	210,000	224,700
American Airlines Group
5.500%, 10/01/19 (A)	200,000	203,500
4.625%, 03/01/20 (A)	235,000	236,762
American Axle & Manufacturing
6.625%, 10/15/22	200,000	206,750
Ardagh Packaging Finance
6.000%, 06/30/21 (A)	200,000	203,502
ATS Automation Tooling Systems
6.500%, 06/15/23 (A)	250,000	261,562
BCD Acquisition
9.625%, 09/15/23 (A)	230,000	249,550
Bombardier
8.750%, 12/01/21 (A)	110,000	122,411
7.750%, 03/15/20 (A)	275,000	293,562
6.000%, 10/15/22 (A)	150,000	149,250
5.750%, 03/15/22 (A)	145,000	145,362
Century Communities
6.875%, 05/15/22	170,000	175,100
Cleaver-Brooks
7.875%, 03/01/23 (A)	100,000	103,250
Cloud Crane
10.125%, 08/01/24 (A)	195,000	212,062
Covanta Holding
6.375%, 10/01/22	235,000	239,994
CPG Merger
8.000%, 10/01/21 (A)	215,000	220,375

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued
DAE Funding
4.500%, 08/01/22 (A)	$175,000	$168,438
4.000%, 08/01/20 (A)	140,000	138,950
EnPro Industries
5.875%, 09/15/22	320,000	329,600
FTI Consulting
6.000%, 11/15/22	145,000	149,537
Gates Global
6.000%, 07/15/22 (A)	141,000	142,763
General Cable
5.750%, 10/01/22	150,000	154,013
GFL Environmental
9.875%, 02/01/21 (A)	185,000	194,481
5.625%, 05/01/22 (A)	125,000	125,156
Great Lakes Dredge & Dock
8.000%, 05/15/22	200,000	204,000
Grinding Media
7.375%, 12/15/23 (A)	165,000	174,281
Icahn Enterprises
6.250%, 02/01/22	260,000	265,200
6.000%, 08/01/20	315,000	321,694
IHO Verwaltungs
4.125% cash/4.875% PIK, 09/15/21 (A)	200,000	200,585
MasTec
4.875%, 03/15/23	260,000	258,128
Meritor
6.250%, 02/15/24	240,000	246,746
Moog
5.250%, 12/01/22 (A)	125,000	127,813
New Enterprise Stone & Lime
10.125%, 04/01/22 (A)	85,000	90,525
Nielsen Finance
5.000%, 04/15/22 (A)	235,000	236,786
Nielsen Luxembourg SARL
5.500%, 10/01/21 (A)	175,000	177,625
RR Donnelley & Sons
7.875%, 03/15/21	270,000	282,150
StandardAero Aviation Holdings
10.000%, 07/15/23 (A)	190,000	205,913
TI Group Automotive Systems
8.750%, 07/15/23 (A)	115,000	120,750
United Continental Holdings
6.000%, 12/01/20	320,000	335,936
Welbilt
9.500%, 02/15/24	145,000	160,950
WESCO Distribution
5.375%, 12/15/21	155,000	157,325
Xerium Technologies
9.500%, 08/15/21	340,000	354,450
XPO Logistics
6.500%, 06/15/22 (A)	425,000	438,813
Zachry Holdings
7.500%, 02/01/20 (A)	165,000	165,413
Zekelman Industries
9.875%, 06/15/23 (A)	235,000	258,500

		9,767,807

INFORMATION TECHNOLOGY — 8.0%
Advanced Micro Devices
7.500%, 08/15/22	185,000	202,112

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued
Alliance Data Systems MTN
5.875%, 11/01/21 (A)	$285,000	$289,987
Amkor Technology
6.625%, 06/01/21	54,000	54,135
6.375%, 10/01/22	330,000	338,662
Anixter
5.625%, 05/01/19	165,000	167,887
BMC Software Finance
8.125%, 07/15/21 (A)	150,000	149,625
CommScope
5.000%, 06/15/21 (A)	250,000	251,875
Dell International
7.125%, 06/15/24 (A)	215,000	228,975
5.875%, 06/15/21 (A)	420,000	432,111
EMC
2.650%, 06/01/20	315,000	305,896
First Data
7.000%, 12/01/23 (A)	390,000	408,088
5.750%, 01/15/24 (A)	140,000	141,750
Genesys Telecommunications Laboratories
10.000%, 11/30/24 (A)	230,000	254,150
Harland Clarke Holdings
8.375%, 08/15/22 (A)	90,000	92,025
6.875%, 03/01/20 (A)	90,000	91,125
Infor Software Parent
7.125% cash/7.875% PIK, 05/01/21 (A)	250,000	251,875
Infor US
5.750%, 08/15/20 (A)	160,000	163,200
Microsemi
9.125%, 04/15/23 (A)	133,000	146,633
NCR
5.875%, 12/15/21	300,000	305,670
4.625%, 02/15/21	199,000	199,060
Qorvo
6.750%, 12/01/23	155,000	164,688
Sabre GLBL
5.375%, 04/15/23 (A)	160,000	161,552
TIBCO Software
11.375%, 12/01/21 (A)	290,000	315,738
Unisys
10.750%, 04/15/22 (A)	235,000	262,613

		5,379,432

MATERIALS — 13.5%
A Schulman
6.875%, 06/01/23	170,000	178,500
AK Steel
7.625%, 10/01/21	330,000	336,600
Aleris International
9.500%, 04/01/21 (A)	385,000	401,362
Allegheny Technologies
5.950%, 01/15/21	280,000	284,200
American Builders & Contractors Supply
5.750%, 12/15/23 (A)	155,000	159,797
ArcelorMittal
6.500%, 03/01/21	145,000	151,887
5.250%, 08/05/20	270,000	279,787

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued
ARD Finance
7.125% cash/7.875% PIK, 09/15/23	$220,000	$224,950
Ardagh Packaging Finance
4.250%, 09/15/22 (A)	200,000	198,750
Aruba Investments
8.750%, 02/15/23 (A)	170,000	176,800
Ball
4.375%, 12/15/20	135,000	137,194
Barminco Finance
6.625%, 05/15/22 (A)	115,000	111,550
Berry Global
5.125%, 07/15/23	215,000	216,344
BlueScope Steel Finance
6.500%, 05/15/21 (A)	225,000	232,312
Cascades
5.750%, 07/15/23 (A)	175,000	173,688
5.500%, 07/15/22 (A)	115,000	114,425
Century Aluminum
7.500%, 06/01/21 (A)	175,000	177,844
Chemours
6.625%, 05/15/23	235,000	247,044
First Quantum Minerals
7.000%, 02/15/21 (A)	290,000	290,647
FMG Resources August 2006 Pty
4.750%, 05/15/22 (A)	150,000	148,725
Freeport-McMoRan
3.100%, 03/15/20	200,000	197,500
Graphic Packaging International
4.750%, 04/15/21	195,000	196,950
Greif
7.750%, 08/01/19	250,000	260,625
Hecla Mining
6.875%, 05/01/21	215,000	217,687
Hudbay Minerals
7.250%, 01/15/23 (A)	335,000	349,238
Huntsman International
4.875%, 11/15/20	140,000	142,625
Joseph T Ryerson & Son
11.000%, 05/15/22 (A)	220,000	243,650
Kraton Polymers
10.500%, 04/15/23 (A)	185,000	204,656
Lundin Mining
7.875%, 11/01/22 (A)	175,000	183,694
Mercer International
7.750%, 12/01/22	74,000	77,885
6.500%, 02/01/24	170,000	176,800
Multi-Color
6.125%, 12/01/22 (A)	240,000	247,200
New Gold
6.250%, 11/15/22 (A)	200,000	204,000
Northwest Acquisitions ULC
7.125%, 11/01/22 (A)	140,000	142,562
Nufarm Australia
6.375%, 10/15/19 (A)	200,000	203,250
Perstorp Holding
8.500%, 06/30/21 (A)	284,000	297,490
Platform Specialty Products
6.500%, 02/01/22 (A)	215,000	220,375

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued
Reynolds Group Issuer
5.848%, VAR ICE LIBOR USD 3 Month+3.500%, 07/15/21 (A)	$270,000	$273,713
5.125%, 07/15/23 (A)	155,000	155,969
Standard Industries
5.500%, 02/15/23 (A)	100,000	103,250
Steel Dynamics
5.125%, 10/01/21	150,000	152,670
Summit Materials
8.500%, 04/15/22	215,000	232,469
6.125%, 07/15/23	150,000	153,330
Teck Resources
4.750%, 01/15/22	200,000	203,000

		9,082,994

REAL ESTATE — 3.5%
GEO Group
5.875%, 01/15/22	200,000	205,250
5.125%, 04/01/23	150,000	148,125
Iron Mountain
5.750%, 08/15/24	180,000	177,228
iStar
6.500%, 07/01/21	195,000	198,412
6.000%, 04/01/22	170,000	170,000
5.000%, 07/01/19	150,000	150,000
4.625%, 09/15/20	55,000	54,794
Lamar Media
5.000%, 05/01/23	65,000	65,487
Realogy Group
5.250%, 12/01/21 (A)	275,000	278,437
RHP Hotel Properties
5.000%, 04/15/21	210,000	211,312
Sabra Health Care
5.500%, 02/01/21	225,000	230,063
SBA Communications
4.875%, 07/15/22	245,000	245,613
Starwood Property Trust
5.000%, 12/15/21	175,000	177,095

		2,311,816

TELECOMMUNICATION SERVICES — 7.2%
CenturyLink
6.450%, 06/15/21	400,000	408,750
6.150%, 09/15/19	155,000	158,875
5.625%, 04/01/20	145,000	146,994
Cogent Communications Group
5.375%, 03/01/22 (A)	240,000	245,700
Consolidated Communications
6.500%, 10/01/22	195,000	179,400
CSC Holdings
6.750%, 11/15/21	455,000	478,888
Frontier Communications
8.500%, 04/15/20	205,000	206,537
8.125%, 10/01/18	285,000	287,850
7.125%, 03/15/19	270,000	268,650
Inmarsat Finance
4.875%, 05/15/22 (A)	260,000	250,900
Intelsat Jackson Holdings
8.000%, 02/15/24 (A)	155,000	163,719
Level 3 Financing
5.375%, 08/15/22	250,000	251,250

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SHORT DURATION HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

TELECOMMUNICATION SERVICES — continued
SoftBank Group
4.500%, 04/15/20 (A)	$305,000	$313,006
Sprint
7.250%, 09/15/21	425,000	451,031
Sprint Communications
11.500%, 11/15/21	60,000	71,700
9.250%, 04/15/22	120,000	137,400
7.000%, 08/15/20	560,000	590,167
Zayo Group
6.000%, 04/01/23	215,000	221,450

		4,832,267

Total Corporate Obligations (Cost $65,093,831)		64,626,582

Total Investments — 96.1% (Cost $65,093,831)		$64,626,582

Percentages are based upon Net Assets of $67,226,709.

(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2018 was $27,309,088 and represents 40.62% of Net Assets.

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLLP – Limited Liability Limited Partnership

MTN — Medium Term Note

PIK — Payment-in-Kind

USD — United States Dollar

VAR—Variable Rate

As of April 30, 2018, all of the Fund’s investments were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS —95.9%
	Face Amount	Value

CONSUMER DISCRETIONARY — 20.7%
1011778 BC ULC
5.000%, 10/15/25 (A)	$10,000	$9,622
ADT
4.125%, 06/15/23	5,000	4,678
Ahern Rentals
7.375%, 05/15/23 (A)	35,000	33,775
Albertsons
6.625%, 06/15/24	5,000	4,656
American Axle & Manufacturing
6.500%, 04/01/27	25,000	24,867
Aramark Services
5.000%, 02/01/28 (A)	5,000	4,869
Asbury Automotive Group
6.000%, 12/15/24	10,000	9,975
AV Homes
6.625%, 05/15/22	10,000	10,237
Beacon Roofing Supply
6.375%, 10/01/23	5,000	5,238
Boyd Gaming
6.875%, 05/15/23	10,000	10,500
Boyne USA
7.250%, 05/01/25 (A)	5,000	5,164
Brunswick
4.625%, 05/15/21 (A)	10,000	10,040
CCO Holdings
5.500%, 05/01/26 (A)	5,000	4,868
5.375%, 05/01/25 (A)	5,000	4,916
5.125%, 05/01/23 (A)	7,000	7,033
Cedar Fair
5.375%, 04/15/27 (A)	5,000	4,975
Century Communities
5.875%, 07/15/25	5,000	4,756
CSC Holdings
5.250%, 06/01/24	2,000	1,874
Diamond Resorts International
7.750%, 09/01/23 (A)	10,000	10,775
DISH DBS
7.750%, 07/01/26	5,000	4,547
6.750%, 06/01/21	5,000	4,975
5.000%, 03/15/23	5,000	4,331
Group 1 Automotive
5.250%, 12/15/23 (A)	10,000	9,875

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued
H&E Equipment Services
5.625%, 09/01/25	$5,000	$5,025
IRB Holding
6.750%, 02/15/26 (A)	5,000	4,825
Lennar
5.250%, 06/01/26 (A)	15,000	14,662
M/I Homes
5.625%, 08/01/25	5,000	4,813
Manitowoc
12.750%, 08/15/21 (A)	10,000	11,150
Mattel
6.750%, 12/31/25 (A)	5,000	4,868
Meredith
6.875%, 02/01/26 (A)	5,000	5,056
Meritage Homes
6.000%, 06/01/25	10,000	10,313
Navistar International
6.625%, 11/01/25 (A)	10,000	10,375
New Home
7.250%, 04/01/22	7,000	7,175
Penn National Gaming
5.625%, 01/15/27 (A)	5,000	4,787
Penske Automotive Group
5.500%, 05/15/26	10,000	9,700
Prime Security Services Borrower
9.250%, 05/15/23 (A)	8,000	8,580
Salem Media Group
6.750%, 06/01/24 (A)	5,000	4,738
Scientific Games International
10.000%, 12/01/22	5,000	5,389
6.625%, 05/15/21	5,000	5,100
5.000%, 10/15/25 (A)	5,000	4,830
SFR Group
7.375%, 05/01/26 (A)	10,000	9,688
6.000%, 05/15/22 (A)	5,000	4,928
Sirius XM Radio
6.000%, 07/15/24 (A)	6,000	6,166
Sonic Automotive
6.125%, 03/15/27	13,000	12,480
Station Casinos
5.000%, 10/01/25 (A)	5,000	4,787
Titan International
6.500%, 11/30/23 (A)	10,000	10,150
Townsquare Media
6.500%, 04/01/23 (A)	35,000	32,732
United Rentals North America
4.875%, 01/15/28	10,000	9,475
Viking Cruises
5.875%, 09/15/27 (A)	15,000	14,475
Weekley Homes
6.625%, 08/15/25 (A)	5,000	4,850
WMG Acquisition
5.500%, 04/15/26 (A)	5,000	5,025
Wolverine World Wide
5.000%, 09/01/26 (A)	10,000	9,563

		442,251

CONSUMER STAPLES — 1.6%
Carrols Restaurant Group
8.000%, 05/01/22	10,000	10,387

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER STAPLES — continued
Kronos Acquisition Holdings
9.000%, 08/15/23 (A)	$5,000	$4,775
Lamb Weston Holdings
4.875%, 11/01/26 (A)	10,000	9,913
Post Holdings
5.625%, 01/15/28 (A)	5,000	4,775
Spectrum Brands
5.750%, 07/15/25	5,000	4,995

		34,845

ENERGY — 11.2%
Alta Mesa Holdings
7.875%, 12/15/24	10,000	10,350
American Midstream Partners
8.500%, 12/15/21 (A)	10,000	9,950
Blue Racer Midstream
6.125%, 11/15/22 (A)	15,000	15,375
Bristow Group
6.250%, 10/15/22	15,000	12,375
Calpine
5.500%, 02/01/24	10,000	9,175
5.375%, 01/15/23	5,000	4,794
Calumet Specialty Products Partners
7.625%, 01/15/22	15,000	14,775
Cheniere Energy Partners
5.250%, 10/01/25 (A)	5,000	4,887
Chesapeake Energy
4.875%, 04/15/22	10,000	9,600
Crestwood Midstream Partners
6.250%, 04/01/23	10,000	10,150
Dynegy
8.000%, 01/15/25 (A)	5,000	5,418
7.625%, 11/01/24	5,000	5,375
Ensco
7.750%, 02/01/26	5,000	4,712
Exterran Energy Solutions
8.125%, 05/01/25	5,000	5,300
Jonah Energy
7.250%, 10/15/25 (A)	5,000	4,000
Newfield Exploration
5.625%, 07/01/24	5,000	5,300
NGL Energy Partners
7.500%, 11/01/23	5,000	4,988
Noble Holding International
7.875%, 02/01/26 (A)	5,000	5,038
NRG Energy
7.250%, 05/15/26	5,000	5,332
6.625%, 01/15/27	5,000	5,144
Pioneer Energy Services
6.125%, 03/15/22	10,000	8,960
Range Resources
4.875%, 05/15/25	10,000	9,256
Rex Energy
–%,10/01/20	30,000	8,400
SESI
7.750%, 09/15/24 (A)	10,000	10,350
SM Energy
6.500%, 11/15/21	10,000	10,150
Southwestern Energy
6.700%, 01/23/25	15,000	14,700

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — continued
Summit Midstream Holdings
5.500%, 08/15/22	$5,000	$4,850
Sunoco
4.875%, 01/15/23 (A)	10,000	9,845
Transocean
9.000%, 07/15/23 (A)	5,000	5,394
Weatherford International
7.750%, 06/15/21	5,000	4,925

		238,868

FINANCIALS — 6.9%
Alliant Holdings Intermediate
8.250%, 08/01/23 (A)	5,000	5,184
Ally Financial
8.000%, 11/01/31	5,000	6,076
CIT Group
5.000%, 08/01/23	10,000	10,175
Compass Diversified Holdings
8.000%, 05/01/26 (A)	5,000	4,962
FirstCash
5.375%, 06/01/24 (A)	10,000	10,150
Hub Holdings
8.125% cash/8.875% PIK, 07/15/19 (A)	10,000	10,030
HUB International
7.875%, 10/01/21 (A)	15,000	15,633
7.000%, 05/01/26 (A)	10,000	10,013
Ladder Capital Finance Holdings LLLP
5.250%, 10/01/25 (A)	5,000	4,763
Liberty Mutual Group
7.800%, 03/15/37 (A)	10,000	12,100
LPL Holdings
5.750%, 09/15/25 (A)	5,000	4,850
Nationstar Mortgage
6.500%, 07/01/21	10,000	10,125
NFP
6.875%, 07/15/25 (A)	5,000	4,900
Oxford Finance
6.375%, 12/15/22 (A)	5,000	5,100
Solera
10.500%, 03/01/24 (A)	20,000	22,250
Springleaf Finance
8.250%, 12/15/20	5,000	5,514
USA Compression Partners
6.875%, 04/01/26 (A)	5,000	5,100

		146,925

HEALTH CARE — 8.0%
BioScrip
8.875%, 02/15/21	5,000	4,800
Catalent Pharma Solutions
4.875%, 01/15/26 (A)	5,000	4,869
DJO Finance
10.750%, 04/15/20	5,000	4,850
DJO Finco
8.125%, 06/15/21 (A)	5,000	5,006
HCA
7.500%, 02/15/22	10,000	11,000
6.500%, 02/15/20	5,000	5,225
5.875%, 02/15/26	10,000	10,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

HEALTH CARE — continued
5.500%, 06/15/47	$5,000	$4,725
5.250%, 06/15/26	5,000	5,025
5.000%, 03/15/24	5,000	5,056
Hill-Rom Holdings
5.000%, 02/15/25 (A)	5,000	4,965
Hologic
4.375%, 10/15/25 (A)	10,000	9,625
Kinetic Concepts
12.500%, 11/01/21 (A)	5,000	5,600
LifePoint Health
5.875%, 12/01/23	5,000	4,937
Ortho-Clinical Diagnostics
6.625%, 05/15/22 (A)	5,000	4,950
Polaris Intermediate
8.500% cash/9.250% PIK, 12/01/22 (A)	10,000	10,150
Tenet Healthcare
8.125%, 04/01/22	5,000	5,206
7.500%, 01/01/22 (A)	5,000	5,269
7.000%, 08/01/25 (A)	5,000	4,913
6.000%, 10/01/20	5,000	5,160
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/26	5,000	3,985
Universal Hospital Services
7.625%, 08/15/20	20,000	20,150
Valeant Pharmaceuticals International
9.250%, 04/01/26 (A)	5,000	5,100
7.000%, 03/15/24 (A)	5,000	5,275
6.375%, 10/15/20 (A)	7,000	7,105
5.875%, 05/15/23 (A)	10,000	9,188

		172,259

INDUSTRIALS — 15.4%
APX Group
8.750%, 12/01/20	5,000	4,931
Ardagh Packaging Finance
7.250%, 05/15/24 (A)	10,000	10,550
BCD Acquisition
9.625%, 09/15/23 (A)	10,000	10,850
Big River Steel
7.250%, 09/01/25 (A)	7,000	7,297
Bombardier
7.500%, 03/15/25 (A)	10,000	10,400
6.000%, 10/15/22 (A)	5,000	4,975
Brand Industrial Services
8.500%, 07/15/25 (A)	20,000	20,650
Cleaver-Brooks
7.875%, 03/01/23 (A)	5,000	5,162
Cloud Crane
10.125%, 08/01/24 (A)	10,000	10,875
CPG Merger
8.000%, 10/01/21 (A)	25,000	25,625
FXI Holdings
7.875%, 11/01/24 (A)	5,000	4,937
Garda World Security
8.750%, 05/15/25 (A)	5,000	5,224
Gates Global
6.000%, 07/15/22 (A)	15,000	15,188
GFL Environmental
5.625%, 05/01/22 (A)	5,000	5,006

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INDUSTRIALS — continued
JPW Industries Holding
9.000%, 10/01/24 (A)	$5,000	$5,263
MasTec
4.875%, 03/15/23	20,000	19,856
Meritor
6.250%, 02/15/24	5,000	5,141
Novelis
5.875%, 09/30/26 (A)	5,000	4,963
Optimas OE Solutions Holding
8.625%, 06/01/21 (A)	8,000	8,240
Park-Ohio Industries
6.625%, 04/15/27	11,000	11,412
Quad
7.000%, 05/01/22	30,000	30,750
StandardAero Aviation Holdings
10.000%, 07/15/23 (A)	15,000	16,256
TI Group Automotive Systems
8.750%, 07/15/23 (A)	8,000	8,400
Wabash National
5.500%, 10/01/25 (A)	10,000	9,750
WESCO Distribution
5.375%, 12/15/21	5,000	5,075
Williams Scotsman International
7.875%, 12/15/22 (A)	5,000	5,200
Xerium Technologies
9.500%, 08/15/21	25,000	26,063
XPO CNW
6.700%, 05/01/34	10,000	10,350
XPO Logistics
6.500%, 06/15/22 (A)	10,000	10,325
Zachry Holdings
7.500%, 02/01/20 (A)	10,000	10,025

		328,739

INFORMATION TECHNOLOGY — 10.5%
Advanced Micro Devices
7.000%, 07/01/24	20,000	21,100
BMC Software Finance
8.125%, 07/15/21 (A)	20,000	19,950
Change Healthcare Holdings
5.750%, 03/01/25 (A)	10,000	9,775
CURO Financial Technologies
12.000%, 03/01/22 (A)	5,000	5,500
Dell
6.500%, 04/15/38	10,000	9,863
First Data
7.000%, 12/01/23 (A)	5,000	5,232
Genesys Telecommunications Laboratories
10.000%, 11/30/24 (A)	17,000	18,785
GTT Communications
7.875%, 12/31/24 (A)	3,000	3,068
Harland Clarke Holdings
9.250%, 03/01/21 (A)	5,000	5,150
8.375%, 08/15/22 (A)	5,000	5,113
Infor Software Parent
7.125% cash/7.875% PIK, 05/01/21 (A)	20,000	20,150
Infor US
6.500%, 05/15/22	5,000	5,075

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INFORMATION TECHNOLOGY — continued
Leidos
5.500%, 07/01/33	$10,000	$9,404
Match Group
6.375%, 06/01/24	5,000	5,275
Microsemi
9.125%, 04/15/23 (A)	6,000	6,615
PTC
6.000%, 05/15/24	15,000	15,713
Rackspace Hosting
8.625%, 11/15/24 (A)	15,000	15,206
RP Crown Parent
7.375%, 10/15/24 (A)	10,000	10,375
TIBCO Software
11.375%, 12/01/21 (A)	15,000	16,331
TTM Technologies
5.625%, 10/01/25 (A)	5,000	4,900
Unisys
10.750%, 04/15/22 (A)	10,000	11,175

		223,755

MATERIALS — 14.0%
A Schulman
6.875%, 06/01/23	10,000	10,500
AK Steel
7.000%, 03/15/27	5,000	4,850
Aleris International
9.500%, 04/01/21 (A)	5,000	5,212
7.875%, 11/01/20	5,000	4,925
Allegheny Technologies
7.875%, 08/15/23	20,000	21,671
ArcelorMittal
7.250%, 10/15/39	10,000	11,850
Aruba Investments
8.750%, 02/15/23 (A)	15,000	15,600
Ball
4.875%, 03/15/26	5,000	4,987
Barminco Finance
6.625%, 05/15/22 (A)	5,000	4,850
BlueScope Steel Finance
6.500%, 05/15/21 (A)	5,000	5,162
BWAY Holding
7.250%, 04/15/25 (A)	10,000	10,265
Cleveland-Cliffs
4.875%, 01/15/24 (A)	5,000	4,875
Freeport-McMoRan
5.450%, 03/15/43	10,000	9,100
GCP Applied Technologies
5.500%, 04/15/26 (A)	5,000	4,975
Hudbay Minerals
7.625%, 01/15/25 (A)	15,000	15,900
7.250%, 01/15/23 (A)	5,000	5,213
IAMGOLD
7.000%, 04/15/25 (A)	5,000	5,100
Joseph T Ryerson & Son
11.000%, 05/15/22 (A)	5,000	5,537
Kraton Polymers
10.500%, 04/15/23 (A)	5,000	5,531
7.000%, 04/15/25 (A)	10,000	10,325
New Gold
6.250%, 11/15/22 (A)	6,000	6,120

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS — continued
Northwest Acquisitions ULC
7.125%, 11/01/22 (A)	$5,000	$5,092
Nufarm Australia
6.375%, 10/15/19 (A)	5,000	5,081
Owens-Brockway Glass Container
6.375%, 08/15/25 (A)	10,000	10,475
Plastipak Holdings
6.250%, 10/15/25 (A)	5,000	4,850
Platform Specialty Products
6.500%, 02/01/22 (A)	10,000	10,250
Rain CII Carbon
7.250%, 04/01/25 (A)	20,000	20,600
Rayonier AM Products
5.500%, 06/01/24 (A)	3,000	2,902
Sealed Air
6.875%, 07/15/33 (A)	15,000	16,725
Teck Resources
6.250%, 07/15/41	10,000	10,600
TMS International
7.250%, 08/15/25 (A)	10,000	10,350
Trinseo Materials Operating SCA
5.375%, 09/01/25 (A)	5,000	4,925
Tronox
6.500%, 04/15/26 (A)	5,000	4,963
Tronox Finance
5.750%, 10/01/25 (A)	5,000	4,863
United States Steel
6.875%, 08/15/25	10,000	10,200
Venator Finance Sarl
5.750%, 07/15/25 (A)	5,000	4,975

		299,399

REAL ESTATE — 1.8%
CTR Partnership
5.250%, 06/01/25	10,000	9,875
GEO Group
6.000%, 04/15/26	5,000	4,927
GLP Capital
5.375%, 04/15/26	5,000	5,038
Iron Mountain
5.250%, 03/15/28 (A)	5,000	4,706
iStar
5.250%, 09/15/22	10,000	9,700
WeWork
7.875%, 05/01/25 (A)	5,000	4,856

		39,102

TELECOMMUNICATION SERVICES — 5.8%
CenturyLink
7.500%, 04/01/24	10,000	10,200
5.800%, 03/15/22	10,000	9,950
Consolidated Communications
6.500%, 10/01/22	10,000	9,200
CSC Holdings
6.750%, 11/15/21	5,000	5,262
Frontier Communications
11.000%, 09/15/25	5,000	3,838
10.500%, 09/15/22	5,000	4,398
9.000%, 08/15/31	5,000	3,062
Inmarsat Finance
6.500%, 10/01/24 (A)	5,000	4,900

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD OPPORTUNISTIC HIGH YIELD FUND April 30, 2018 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

TELECOMMUNICATION SERVICES — continued
4.875%, 05/15/22 (A)	$10,000	$9,650
Intelsat Jackson Holdings
8.000%, 02/15/24 (A)	10,000	10,563
Level 3 Financing
5.250%, 03/15/26	10,000	9,672
Sprint
7.625%, 02/15/25	5,000	5,263
7.125%, 06/15/24	10,000	10,363
Sprint Capital
8.750%, 03/15/32	20,000	22,912
Videotron
5.125%, 04/15/27 (A)	5,000	4,900

		124,133

Total Corporate Obligations (Cost $2,041,167)		2,050,276

COMMON STOCK — 0.9%

	Shares

ENERGY — 0.9%
Approach Resources *	3,520	9,786
Comstock Resources *	221	1,532
EP Energy, Cl A *	2,000	3,680
Halcon Resources *	321	1,724
Light Tower Rentals * (B)	5	2,630
Rex Energy *	15	12

Total Common Stock (Cost $31,065)		19,364

WARRANTS —0.0%

	Number of Warrants

Comstock Resources, 06/15/20*	28	193
Halcon Resources, 09/09/20*	87	48

Total Warrants (Cost $–)		241

Total Investments — 96.8% (Cost $2,072,232)		$2,069,881

Percentages are based upon Net Assets of $2,138,473.

*	Non-income producing security.
(A)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2018 was $1,191,694 and represents 55.73% of Net Assets.
(B)	Level 3 security in accordance with fair value hierarchy.

Cl — Class

LLLP — Limited Liability Limited Partnership

PIK — Payment-in-Kind

The following is a summary of the inputs used as of April 30, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$2,050,276	$—	$2,050,276
Common Stock	16,734	—	2,630	19,364
Warrants	—	241	—	241

Total Investments in Securities	$16,734	$2,050,517	$2,630	$2,069,881

(1) A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to the net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND April 30, 2018 (Unaudited)

Sector Weightings†
	Long	Short	Net
Convertible Bonds	98.1%	0.0%	98.1%
Short-Term Investment	1.9	0.0	1.9
Real Estate	0.0	(0.3)	(0.3)
Consumer Staples	0.0	(0.6)	(0.6)
Financial Services	0.0	(2.2)	(2.2)
Consumer Discretionary	0.0	(3.3)	(3.3)
Information Technology	0.0	(5.7)	(5.7)
Health Care	0.0	(8.1)	(8.1)
Total Investments			79.8
Other Assets and Liabilities, Net			20.2
			100.0%

† Percentages are based on total investments. Purchased and written options are excluded.

SCHEDULE OF INVESTMENTS CONVERTIBLE BONDS —93.3%
	Face Amount		Value

CANADA — 3.1%

Canadian Solar
4.250%, 02/15/19		$500,000	$490,000

SSR Mining
2.875%, 02/01/33		500,000	494,062

			984,062

CHINA — 10.9%

China Evergrande Group
4.250%, 02/14/23	HKD	2,000,000	241,443

Cosmos Boom Investment
0.500%, 06/23/20		$600,000	596,250

Ctrip.com International
1.250%, 10/15/18 (A)		900,000	990,630

Powerlong Real Estate Holdings
3.618%, 02/11/19 (B)	HKD	2,000,000	251,636

Vipshop Holdings
1.500%, 03/15/19 (A)		$400,000	416,704

Weibo
1.250%, 11/15/22 (A) (C)		500,000	566,150

Zhejiang Expressway
0.510%, 04/21/22 (B)	EUR	300,000	350,052

			3,412,865

GREECE — 1.8%
FF Group Finance Luxembourg
1.750%, 07/03/19		500,000	578,138

HONG KONG — 5.7%
Bagan Capital
1.126%, 09/23/21 (B)		$200,000	193,050

China Overseas Finance Investment Cayman V
0.000%, 01/05/23 (B)		800,000	842,600

PB Issuer No. 4
3.250%, 07/03/21		500,000	505,125

Shine Power International
4.312%, 07/28/19 (B)	HKD	2,000,000	247,176

			1,787,951

CONVERTIBLE BONDS — continued
	Face Amount		Value

IRELAND — 1.0%

Corsicanto II Designated Activity
3.500%, 01/15/47 (A)		$300,000	$317,641

ISRAEL — 1.7%

Teva Pharmaceutical Finance
0.250%, 02/01/26		600,000	526,499

NETHERLANDS — 1.5%

NXP Semiconductors
1.000%, 12/01/19		400,000	472,550

SINGAPORE — 1.8%

CapitaLand
1.850%, 06/19/20	SGD	750,000	552,178

SOUTH AFRICA — 2.4%

Brait
2.750%, 09/18/20	GBP	500,000	630,016

Remgro Jersey GBP
2.625%, 03/22/21		100,000	134,849

			764,865

SOUTH KOREA — 1.3%

Hyundai Heavy Industries
0.743%, 06/29/20 (B)		$400,000	394,000

SPAIN — 1.2%

Sacyr
4.000%, 05/08/19	EUR	300,000	362,240

UNITED ARAB EMIRATES — 1.4%

Aabar Investments PJSC MTN
0.500%, 03/27/20		400,000	448,019

UNITED KINGDOM — 5.3%

Balfour Beatty Finance No. 2
1.875%, 12/03/18	GBP	300,000	412,599

Enterprise Funding
3.500%, 09/10/20		100,000	135,193

Helical Bar Jersey
4.000%, 06/17/19		200,000	280,160

PT Jersey
0.500%, 11/19/19	EUR	200,000	273,219

St. Modwen Properties Securities Jersey
2.875%, 03/06/19	GBP	400,000	554,814

			1,655,985

UNITED STATES — 54.2%

Accelerate Diagnostics
2.500%, 03/15/23 (A) (C)		$385,000	357,123

Allscripts Healthcare Solutions
1.250%, 07/01/20 (A)		270,000	267,974

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND April 30, 2018 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount	Value
Arbor Realty Trust
5.375%, 11/15/20	$300,000	$303,795

BioMarin Pharmaceutical
0.750%, 10/15/18 (A)	800,000	821,974

Cardtronics
1.000%, 12/01/20 (A)	500,000	468,750

Ciena
3.750%, 10/15/18 (A)	200,000	261,175

Colony Capital
3.875%, 01/15/21	525,000	492,182

Cowen
3.000%, 12/15/22 (A) (C)	490,000	538,741

Dermira
3.000%, 05/15/22 (A) (C)	900,000	724,950

Electronics For Imaging
0.750%, 09/01/19	475,000	457,936

Encore Capital Group
3.250%, 03/15/22 (A)	200,000	230,100

Euronet Worldwide
1.500%, 10/01/44 (A)	300,000	355,168

Exact Sciences
1.000%, 01/15/25 (A)	500,000	486,250

EZCORP
2.125%, 06/15/19 (A)	320,000	337,280

FireEye
1.000%, 06/01/35	850,000	807,460

Gogo
3.750%, 03/01/20	450,000	409,825

Herbalife
2.000%, 08/15/19 (A)	200,000	256,072

InterDigital
1.500%, 03/01/20 (A)	900,000	1,050,300

j2 Global
3.250%, 06/15/29 (A)	250,000	319,161

Jazz Investments I
1.500%, 08/15/24 (A) (C)	600,000	591,852

KB Home
1.375%, 02/01/19 (A)	400,000	430,500

Medicines Company
2.500%, 01/15/22 (A)	800,000	877,158

Medidata Solutions
1.000%, 08/01/18 (A)	300,000	369,644

National Health Investors
3.250%, 04/01/21 (A)	200,000	217,968

NuVasive
2.250%, 03/15/21 (A)	500,000	550,312

PDL BioPharma
2.750%, 12/01/21 (A)	150,000	151,335

PennyMac
5.375%, 05/01/20	500,000	499,374

PRA Group
3.000%, 08/01/20	400,000	383,750

PROS Holdings
2.000%, 06/01/47 (A) (C)	500,000	463,374

CONVERTIBLE BONDS — continued
	Face Amount	Value
Resource Capital
6.000%, 12/01/18	$400,000	$404,750

RTI International Metals
1.625%, 10/15/19 (A)	400,000	398,122

RWT Holdings
5.625%, 11/15/19	150,000	150,750

Sarepta Therapeutics
1.500%, 11/15/24 (A) (C)	400,000	512,416

ServiceSource International
1.500%, 08/01/18	300,000	291,990

SolarCity
2.750%, 11/01/18 (A)	200,000	196,500
1.625%, 11/01/19	500,000	464,349

Spirit Realty Capital
2.875%, 05/15/19	250,000	248,735

SunPower
0.750%, 06/01/18	75,000	74,348

Synchronoss Technologies
0.750%, 08/15/19	200,000	189,040

Twitter
0.250%, 09/15/19	350,000	334,985

VEREIT
3.000%, 08/01/18	300,000	299,640

		17,047,108

Total Convertible Bonds (Cost $29,345,095)		29,304,101

SHORT-TERM INVESTMENT — 1.8%
	Shares
SEI Daily Income Trust, Government Fund, Cl F, 1.470% (D) (Cost $580,400)	580,400	580,400

Total Investments — 95.1% (Cost $29,925,495)		$29,884,501

SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCK — (19.2)%

CHINA — (2.1)%
Ctrip.com International ADR *	(13,000)	$(531,700)
Vipshop Holdings ADR *	(8,000)	(123,840)

		(655,540)

UNITED KINGDOM — (0.5)%
Playtech *	(13,500)	(150,320)

UNITED STATES — (16.6)%
Allscripts Healthcare Solutions *	(7,700)	(89,474)
Amarin ADR *	(30,750)	(84,562)
AmTrust Financial Services	(100)	(1,289)
Arconic	(3,050)	(54,320)
BioMarin Pharmaceutical *	(2,400)	(200,424)
Cardtronics *	(1,600)	(42,000)
Ciena *	(8,500)	(218,875)
Cowen, Cl A *	(22,000)	(341,000)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND April 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value
Dermira *	(11,000)	$(100,210)
Encore Capital Group *	(3,960)	(176,616)
Euronet Worldwide *	(2,650)	(206,991)
Exact Sciences *	(4,380)	(219,044)
EZCORP, Cl A *	(7,700)	(105,490)
Herbalife *	(1,750)	(185,028)
Insulet *	(500)	(43,000)
InterDigital	(7,150)	(532,317)
Invacare	(2,150)	(39,130)
j2 Global	(2,750)	(218,295)
Jazz Pharmaceuticals *	(1,700)	(258,468)
KB Home	(8,700)	(230,985)
Medicines *	(14,900)	(448,341)
Medidata Solutions *	(4,180)	(298,285)
National Health Investors	(1,150)	(78,511)
NuVasive *	(4,200)	(223,482)
PDL BioPharma *	(27,000)	(78,840)
PROS Holdings *	(4,300)	(126,936)
Sarepta Therapeutics *	(4,600)	(351,256)
Tesla *	(65)	(19,104)
Weibo ADR *	(2,250)	(257,670)

		(5,229,943)

COMMON STOCK — continued

Value
Total Common Stock (Proceeds $6,459,789)
(6,035,803)

Total Securities Sold Short — (19.2)%
(Proceeds $6,459,789)	$(6,035,803)

PURCHASED OPTIONS — 0.5%

Value
Total Purchased Options (E) (Cost $228,040)	166,592

WRITTEN OPTIONS — (0.1)%

Value
Total Written Options (E) (Premiums Received $36,686)	(25,595)

Percentages are based upon Net Assets of $31,425,342.

*	Non-income producing security.
(A)	All or portion of the shares have been committed as collateral for open short positions
(B)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(C)	Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2018 was $3,754,606 and represents 11.95% of Net Assets.
(D)	The rate reported is the 7-day effective yield as of April 30, 2018.
(E)	Refer to table below for details on Options Contracts.

Cl — Class

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

MTN — Medium Term Note

REIT — Real Estate Investment Trust

SGD — Singapore Dollar

A list of the open futures contracts held by the Fund at April 30, 2018, is as follows:

Type of Contract	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Value	Unrealized Appreciation
British Pound	(23)	Jun-2018	$(2,020,962)	$(1,980,300)	$40,662
Euro	(12)	Jun-2018	(1,860,820)	(1,818,450)	42,370

			$(3,881,782)	$(3,798,750)	$83,032

A summary of the outstanding forward and foreign currency contracts held by the Fund at April 30, 2018 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Depreciation
U.S. Bank	05/31/18	SGD	735,000	USD	553,243	$(1,413)

U.S. Bank	05/31/18	HKD	5,920,000	USD	754,902	(17)

						$(1,430)

For the period ended April 30, 2018, the average forward currency contracts to deliver and to receive were $(473,358) and $474,551, respectively.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD MARKET NEUTRAL INCOME FUND April 30, 2018 (Unaudited)

The following is a summary of the inputs used as of April 30, 2018 when valuing the Fund’s investments:
Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$29,304,101	$—	$29,304,101
Short-Term Investment	580,400	—	—	580,400
Total Investments in

Securities	$580,400	$29,304,101	$—	$29,884,501

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stock	$(6,035,803)	$—	$—	$(6,035,803)

Total Liabilities	$(6,035,803)	$—	$—	$(6,035,803)

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$166,592	$—	$—	$166,592

Written Options	(25,595)	—	—	(25,595)

Futures Contracts	83,032	—	—	83,032
Forwards Contracts	—	(1,430)	—	(1,430)

Total Liabilities	$224,029	$(1,430)	$—	$222,599

* Future and Forward contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

PURCHASED OPTIONS — 0.5%
	Contracts	Notional	Strike Price	Expiration Date	Value

Call Option

UNITED STATES — 0.1%
June 18 Calls on VIX*	$320	$509,760	$20.00	06/16/18	$41,600

Put Options

UNITED STATES — 0.4%
Accelerate Diagnostics*	50	111,000	20.00	05/19/18	2,500
iShares 20+ Year Treasury Bond ETF*	750	8,932,500	110.00	09/22/18	31,500
iShares iBoxx $ High Yield Corporate Bond ETF*	250	2,142,500	83.00	01/19/19	61,000
June 18 Puts on SPX*	8	2,118,440	2,625.00	06/16/18	29,992

Total Put Options					124,992

Total Purchased Options					$166,592

WRITTEN OPTIONS — (0.1)%(A)

	Contracts	Notional	Strike Price	Expiration Date	Value

Call Options

UNITED STATES — 0.0%
Ctrip.com International*	(60)	(245,400)	48.00	05/19/18	$(600)
June 18 Calls on VIX*	(260)	(414,180)	27.00	06/16/18	(16,120)

Total Call Options					(16,720)

Put Options

UNITED STATES — (0.1)%
Ctrip.com International*	(30)	(122,700)	42.00	05/19/18	(6,000)
Vipshop Holdings*	(25)	(38,700)	16.00	05/19/18	(2,875)

Total Put Options					(8,875)

Total Written Options					$(25,595)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC CONVERTIBLES FUND April 30, 2018 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS —95.7%

	Face Amount		Value

CHINA — 2.5%
Weibo
1.250%, 11/15/22 (A)		$150,000	$169,845

FRANCE — 7.5%
Airbus MTN
0.000%, 06/14/21 (B)	EUR	100,000	154,925
Cie Generale des Etablissements Michelin
0.076%, 01/10/22 (B)		$200,000	205,267
Fonciere Des Regions
0.875%, 04/01/19	EUR	101,676	148,607

			508,799

GERMANY — 6.3%
Fresenius Medical Care & KGaA
1.125%, 01/31/20		100,000	151,916
Siemens Financieringsmaatschappij
1.650%, 08/16/19		$250,000	278,000

			429,916

INDIA — 3.1%
Larsen & Toubro
0.675%, 10/22/19		200,000	214,250

ISRAEL — 2.7%
Nice Systems
1.250%, 01/15/24		150,000	187,694

JAPAN — 6.2%
Kandenko
0.000%, 03/31/21 (B)	JPY	10,000,000	111,485
Medipal Holdings
0.000%, 10/07/22 (B)		20,000,000	211,306
Teijin
0.000%, 12/12/18 (B)		10,000,000	97,535

			420,326

MONACO — 0.7%
Endeavour Mining
3.000%, 02/15/23 (A)		$50,000	50,565

NETHERLANDS — 3.5%
NXP Semiconductors
1.000%, 12/01/19		200,000	236,275

CONVERTIBLE BONDS — continued

	Face Amount	Value

UNITED STATES — 63.2%
Accelerate Diagnostics
2.500%, 03/15/23 (A)	$35,000	$32,466
Alder Biopharmaceuticals
2.500%, 02/01/25	20,000	19,688
Avadel Finance Cayman
4.500%, 02/01/23 (A)	150,000	145,654
BioMarin Pharmaceutical
1.500%, 10/15/20	125,000	140,305
Carbonite
2.500%, 04/01/22	165,000	226,905
Citrix Systems
0.500%, 04/15/19	100,000	143,549
Clovis Oncology
1.250%, 05/01/25	75,000	67,558
Cowen
3.000%, 12/15/22 (A)	95,000	104,450
Dycom Industries
0.750%, 09/15/21	145,000	178,261
Etsy
0.000%, 03/01/23 (A) (B)	90,000	97,594
Exact Sciences
1.000%, 01/15/25	40,000	38,900
Greenbrier
2.875%, 02/01/24	115,000	123,813
Insmed
1.750%, 01/15/25	20,000	18,646
Kaman
3.250%, 05/01/24 (A)	135,000	151,384
Liberty Media -Liberty Formula One
1.000%, 01/30/23	130,000	135,014
Medicines Company
2.500%, 01/15/22	160,000	175,431
Microchip Technology
1.625%, 02/15/27	335,000	376,976
NuVasive
2.250%, 03/15/21	90,000	99,056
Oil States International
1.500%, 02/15/23 (A)	110,000	121,825
Paratek Pharmaceuticals
4.750%, 05/01/24 (A)	115,000	114,353
Patrick Industries
1.000%, 02/01/23 (A)	110,000	105,495
PRA Group
3.500%, 06/01/23 (A)	160,000	166,219
RingCentral
0.000%, 03/15/23 (A) (B)	90,000	93,690
Sarepta Therapeutics
1.500%, 11/15/24 (A)	150,000	192,156
ServiceNow
0.000%, 06/01/22 (A) (B)	185,000	247,752
Silicon Laboratories
1.375%, 03/01/22	120,000	141,900
Supernus Pharmaceuticals
0.625%, 04/01/23 (A)	60,000	65,085
Teladoc
3.000%, 12/15/22 (A)	205,000	252,906
Tesla
1.250%, 03/01/21	250,000	257,005
Wright Medical Group
2.250%, 11/15/21	145,000	163,850

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD STRATEGIC CONVERTIBLES FUND April 30, 2018 (Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value
Zillow Group
2.000%, 12/01/21	$100,000	$116,033

		4,313,919

Total Convertible Bonds (Cost $6,340,490)		6,531,589

SHORT-TERM INVESTMENT — 3.6%

	Shares
SEI Daily Income Trust,
Government Fund, Cl F,
1.470% (C) (Cost $247,787)	247,787	247,787

Total Investments — 99.3% (Cost $6,588,277)		$6,779,376

Percentages are based upon Net Assets of $6,829,622.

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at April 30, 2018 was $2,111,439 and represents 30.92% of Net Assets.
(B)	Zero coupon security. The rate reported on the Schedule of Investments is the effective yield at time of purchase.
(C)	The rate shown is the 7-day effective yield as of April 30, 2018.

Cl — Class

EUR — Euro

JPY — Japanese Yen

MTN — Medium Term Note

The following is a summary of the inputs used as of April 30, 2018 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$6,531,589	$—	$6,531,589
Short-Term Investment	247,787	—	—	247,787

Total Investments in Securities	$247,787	$6,531,589	$—	$6,779,376

For the period ended April 30, 2018, there were no transfers between Level 1 and Level 2 assets and liabilities. Transfers, if any, between levels are considered to have occurred as of the end of the period. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS April 30, 2018 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Assets:
Investments, at Value (Cost $147,365,946, $20,929,942, $136,023,443 and $269,343,786, respectively)	$200,601,543	$24,772,392	$160,720,651	$323,899,879
Receivable for Investment Securities Sold	361,438	–	–	2,905,317
Dividends and Interest Receivable	336,864	46,459	40,485	111,638
Receivable for Capital Shares Sold	81,514	–	156,540	6,796
Foreign Tax Reclaims Receivable	7,315	903	–	–
Prepaid Expenses	25,812	12,486	14,720	13,714

Total Assets	201,414,486	24,832,240	160,932,396	326,937,344

Liabilities:
Payable for Investment Securities Purchased	–	–	292,738	1,814,457
Payable for Capital Shares Redeemed	427,336	–	74,141	306,463
Payable due to Investment Adviser	87,026	9,285	88,398	155,592
Payable for Audit Fees	16,131	15,098	15,863	16,993
Payable due to Administrator	6,952	914	5,551	11,240
Payable due to Trustees	1,788	330	1,408	2,927
Payable for Pricing Fees	637	474	540	1,247
Chief Compliance Officer Fees Payable	450	2	329	804
Payable for Distribution Fees — A Class Shares	406	–	–	–
Payable for Shareholder Servicing Fees	–	–	–	4,233
Other Accrued Expenses	20,487	7,293	3,529	27,956

Total Liabilities	561,213	33,396	482,497	2,341,912

Net Assets	$200,853,273	$24,798,844	$160,449,899	$324,595,432

NET ASSETS CONSIST OF:
Paid-in Capital	$132,155,789	$17,951,864	$127,882,768	$243,226,762
Undistributed (Distributions in excess of) Net Investment Income	1,001,449	194,957	149,676	229,849
Accumulated Net Realized Gain on Investments	14,460,438	2,809,573	7,720,247	26,582,728
Net Unrealized Appreciation on Investments	53,235,597	3,842,450	24,697,208	54,556,093

Net Assets	$200,853,273	$24,798,844	$160,449,899	$324,595,432

Institutional Shares
Net Assets	$198,999,054	$24,798,844	$160,449,899	$324,595,432
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,465,315	2,427,651	10,172,944	20,566,041

Net Asset Value, Offering and Redemption Price Per Share	$12.87	$10.22	$15.77	$15.78

A Class Shares
Net Assets	$1,854,219	N/A	N/A	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	143,431	N/A	N/A	N/A

Net Asset Value, Offering and Redemption Price Per Share	$12.93	N/A	N/A	N/A

Maximum Offering Price Per Share	$13.61	N/A	N/A	N/A

	($12.93/95.00%)	N/A	N/A	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS April 30, 2018 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund	Westwood Worldwide Income Opportunity Fund
Assets:
Investments, at Value (Cost $272,008,901, $16,940,245, $2,438,728,359 and $3,071,173, respectively)	$316,539,177	$17,732,242	$2,727,874,969	$3,374,246
Foreign Currency, at Value (Cost $0, $0, $0 and $262,570, respectively)	–	–	–	260,626
Cash	–	6,525	163,884	19
Receivable for Capital Shares Sold	1,023,049	–	1,643,968	–
Receivable for Investment Securities Sold	203,835	99,562	1,863,365	48,861
Dividends and Interest Receivable	90,355	57,457	12,059,258	11,396
Receivable from Investment Adviser	–	–	–	3,893
Foreign Tax Reclaims Receivable	–	–	–	2,372
Prepaid Expenses	17,040	9,137	50,323	12,404

Total Assets	317,873,456	17,904,923	2,743,655,767	3,713,817

Liabilities:
Payable for Investment Securities Purchased	113,359	–	34,246,806	7,244
Payable for Capital Shares Redeemed	299,896	14,598	1,239,369	–
Payable due to Investment Adviser	201,587	7,306	1,673,171	–
Payable for Shareholder Servicing Fees	23,166	–	–	677
Payable for Audit Fees	16,655	20,904	30,535	11,477
Payable due to Administrator	10,732	597	93,695	243
Payable due to Trustees	2,447	141	23,544	37
Payable for Pricing Fees	729	110	5,475	1,927
Chief Compliance Officer Fees Payable	637	–	7,193	–
Payable for Distribution Fees — A Class Shares	–	–	19,222	–
Other Accrued Expenses	19,512	2,604	191,583	6,225

Total Liabilities	688,720	46,260	37,530,593	27,830

Net Assets	$317,184,736	$17,858,663	$2,706,125,174	$3,685,987

NET ASSETS CONSIST OF:
Paid-in Capital	$263,288,060	$24,210,094	$2,322,161,330	$3,611,386
Undistributed (Distributions in excess of) Net Investment Income	143,311	1,031,730	5,418,969	(4,288)
Accumulated Net Realized Gain (Loss) on Investments	9,223,089	(8,175,158)	89,398,265	(222,262)
Net Unrealized Appreciation on Investments	44,530,276	791,997	289,146,610	303,073
Net Unrealized Depreciation on Foreign Currencies and
Other Assets and Liabilities Denominated in Foreign Currency	–	–	–	(1,922)

Net Assets	$317,184,736	$17,858,663	$2,706,125,174	$3,685,987

Institutional Shares
Net Assets	$317,184,736	$17,858,663	$2,615,916,155	$3,685,987
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	18,183,116	2,606,443	170,074,586	359,592

Net Asset Value, Offering and Redemption Price Per Share	$17.44	$6.85	$15.38	$10.25

A Class Shares
Net Assets	N/A	N/A	$90,209,019	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	5,869,859	N/A

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	$15.37	N/A

Maximum Offering Price Per Share	N/A	N/A	$16.18	N/A

	N/A	N/A	($15.37/95.00%)	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS April 30, 2018 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Global Equity Fund	Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund
Assets:
Investments, at Value (Cost $8,869,797, $298,069,620 and $65,093,831, respectively)	$12,374,186	$365,644,223		$64,626,582
Foreign Currency, at Value (Cost $0, $68,755 and $0, respectively)	–	68,755		–
Cash	–	–		1,521,140
Dividends and Interest Receivable	36,493	574,824		1,073,218
Foreign Tax Reclaims Receivable	28,554	64,212		–
Receivable for Capital Shares Sold	–	231,346		99,847
Prepaid Expenses	10,223	21,213		19,927
Receivable for Shareholder Servicing Fees	–	–		–

Total Assets	12,449,456	366,604,573		67,340,714

Liabilities:
Payable for Investment Securities Purchased	–	–		26,320
Payable for Audit Fees	14,074	15,794		11,964
Payable for Pricing Fees	3,064	4,117		18,081
Payable due to Investment Adviser	2,341	299,310		27,010
Payable due to Administrator	825	23,911		2,348
Payable for Capital Shares Redeemed	480	17,866		16,312
Payable due to Trustees	136	3,178		655
Chief Compliance Officer Fees Payable	–	876		103
Payable for Custodian Fees	–	282		–
Payable for Distribution Fees — A Class Shares	–	1,240		367
Foreign Currency payable, at value (proceeds $393, $0 and $0, respectively)	393	–		–
Other Accrued Expenses	15,852	80,447		10,845

Total Liabilities	37,165	447,021		114,005

Net Assets	$12,412,291	$366,157,552		$67,226,709

NET ASSETS CONSIST OF:
Paid-in Capital	$7,889,554	$340,594,146		$82,878,306
Undistributed Net Investment Income	49,191	1,043,460		37,012
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	969,199	(43,055,408)		(15,221,360)
Net Unrealized Appreciation (Depreciation) on Investments	3,504,389	67,574,603		(467,249)
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	(42)	751		–

Net Assets	$12,412,291	$366,157,552		$67,226,709

Institutional Shares
Net Assets	$12,412,291	$365,598,328		$67,115,646
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	922,448	35,514,067		7,278,274

Net Asset Value, Offering and Redemption Price Per Share	$13.46	$10.29		$9.22

A Class Shares
Net Assets	N/A	$559,224		$111,063
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	54,360		12,029

Net Asset Value, Offering and Redemption Price Per Share	N/A	$10.29		$9.23

Maximum Offering Price Per Share	N/A	$10.83		$9.72

	N/A	($10.29/95.	00%)	($9.23/97.	75%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS April 30, 2018 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
Assets:
Investments, at Value (Cost $2,072,232, $29,925,495 and $6,588,277, respectively)	$2,069,881	$29,884,501	$6,779,376
Foreign Currency, at Value (Cost $0, $0 and $4,470, respectively)	–	–	4,650
Purchased Options, at Value (Cost $0, $228,040 and $0 respectively)	–	166,592	–
Cash	37,616	566,781	–
Restricted Deposits held at Prime Broker	–	6,643,107	–
Dividends and Interest Receivable	36,923	166,032	23,272
Receivable from Investment Adviser	10,587	–	6,657
Foreign Tax Reclaims Receivable	55	–	116
Receivable for Capital Shares Sold	–	187,500	–
Receivable for Investment Securities Sold	–	75,582	–
Prepaid Expenses	17,678	34,037	27,785

Total Assets	2,172,740	37,724,132	6,841,856

Liabilities:
Securities Sold Short, at Value (Proceeds $0, $6,459,789 and $0 respectively)	–	6,035,803	–
Written options, at value (Premiums Received , $0, $36,686 and $0 and respectively)	–	25,595	–
Payable for Investment Securities Purchased	–	195,532	–
Payable for Pricing Fees	14,577	–	522
Payable for Audit Fees	13,583	11,638	6,114
Payable for Shareholder Servicing Fees	123	2,717	–
Payable due to Administrator	74	2,026	444
Payable due to Trustees	20	258	61
Payable for Capital Shares Redeemed	–	304	–
Payable due to Investment Adviser	–	11,809	–
Unrealized Depreciation on Forward Foreign Currency Contracts	–	1,430	–
Foreign Currency Due to Prime Broker	–	3,157	–
Other Accrued Expenses	5,890	8,521	5,093

Total Liabilities	34,267	6,298,790	12,234

Net Assets	$2,138,473	$31,425,342	$6,829,622

NET ASSETS CONSIST OF:
Paid-in Capital	$2,200,255	$31,919,245	$6,603,052
Undistributed (Distributions in excess of) Net Investment Income	10,393	24,703	(32,288)
Accumulated Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(69,824)	(929,980)	67,587
Net Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options and Securities Sold Short	(2,351)	415,667	191,099
Net Unrealized Appreciation (Depreciation) on Foreign Currencies and Other Assets and Liabilities Denominated in Foreign Currency	–	(4,293)	172

Net Assets	$2,138,473	$31,425,342	$6,829,622

Institutional Shares
Net Assets	$828,748	$6,759,507	$6,829,622
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	86,622	679,924	665,593

Net Asset Value, Offering and Redemption Price Per Share	$9.57	$9.94	$10.26

Ultra Shares
Net Assets	$1,309,725	$24,665,835	N/A
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	137,002	2,480,685	N/A

Net Asset Value, Offering and Redemption Price Per Share	$9.56	$9.94	N/A

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Redemption price may vary depending upon the length of time shares are held for the Westwood Market Neutral Fund and the Westwood Strategic Global Convertibles Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2018 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund
Investment Income
Dividends	$2,170,093	$388,795	$1,050,469	$2,200,215
Less: Foreign Taxes Withheld	–	(3,124)	–	–

Total Investment Income	2,170,093	385,671	1,050,469	2,200,215

Expenses
Investment Advisory Fees	631,145	139,653	598,762	1,247,936
Administration Fees	44,992	8,672	34,563	72,112
Distribution Fees – A Class	2,471	–	–	–
Trustees’ Fees	3,662	735	2,799	5,857
Chief Compliance Officer Fees	815	185	632	1,283
Transfer Agent Fees	23,362	10,152	12,812	17,095
Professional Fees	18,014	13,623	16,727	21,335
Registration and Filing Fees	17,220	9,611	10,583	12,799
Printing Fees	9,019	1,707	7,701	13,182
Custodian Fees	4,878	2,827	4,183	18,456
Pricing Fees	1,033	741	882	1,626
Shareholder Servicing Fees	–	–	9,049	279,648
Other Expenses	6,717	1,505	5,048	10,445

Total Expenses	763,328	189,411	703,741	1,701,774

Less:
Waiver of Investment Advisory Fees	(79,361)	(39,920)	(54,123)	(223,206)
Fees Paid Indirectly	(443)	(44)	(32)	(63)

Net Expenses	683,524	149,447	649,586	1,478,505

Net Investment Income	1,486,569	236,224	400,883	721,710

Net Realized Gain on Investments	15,139,423	2,820,415	10,032,338	27,597,984
Net Change in Unrealized Depreciation on Investments	(6,901,127)	(2,737,805)	(8,929,065)	(23,004,215)

Net Realized and Unrealized Gain on Investments	8,238,296	82,610	1,103,273	4,593,769

Net Increase in Net Assets Resulting from Operations	$9,724,865	$318,834	$1,504,156	$5,315,479

Amounts designated as “—” are either $0 or have been rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2018 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood SmallCap Fund	Westwood MLP and Strategic Energy Fund	Westwood Income Opportunity Fund
Investment Income
Dividends	$1,789,678	$228,269	$25,199,599
Dividends from Master Limited Partnerships	–	1,076,308	–
Interest	–	–	11,913,562
Less: Foreign Taxes Withheld	–	(6,094)	–

Total Investment Income	1,789,678	1,298,483	37,113,161

Expenses
Investment Advisory Fees	1,121,918	65,429	10,188,410
Administration Fees	56,970	3,326	588,156
Trustees’ Fees	4,433	272	47,889
Chief Compliance Officer Fees	1,005	89	10,325
Distribution Fees - A Class	–	–	116,525
Shareholder Servicing Fees	185,548	–	–
Professional Fees	19,198	16,978	84,995
Transfer Agent Fees	14,805	9,422	135,831
Registration and Filing Fees	13,300	8,338	43,490
Printing Fees	11,329	934	107,172
Custodian Fees	7,006	528	54,163
Pricing Fees	1,168	192	12,653
Other Expenses	7,882	433	84,764

Total Expenses	1,444,562	105,941	11,474,373

Less:
Waiver of Investment Advisory Fees	(127,592)	(28,982)	–
Fees Paid Indirectly	(433)	(10)	(5,811)

Net Expenses	1,316,537	76,949	11,468,562

Net Investment Income	473,141	1,221,534	25,644,599

Net Realized Gain (Loss) on Investments	12,674,657	(500,338)	71,819,025
Net Change in Unrealized Depreciation on Investments	(9,557,114)	(748,175)	(84,900,975)

Net Realized and Unrealized Gain (Loss) on Investments	3,117,543	(1,248,513)	(13,081,950)

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,590,684	$(26,979)	$12,562,649

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2018 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood Worldwide Income Opportunity Fund	Westwood Global Equity Fund	Westwood Emerging Markets Fund	Westwood Short Duration High Yield Fund
Investment Income
Dividends	$44,172	$161,791	$3,927,579	$–
Interest	13,157	–	–	1,943,006
Less: Foreign Taxes Withheld	(576)	(8,579)	(364,490)	–

Total Investment Income	56,753	153,212	3,563,089	1,943,006

Expenses
Investment Advisory Fees	16,693	64,365	1,719,314	254,614
Administration Fees	1,756	6,349	142,789	15,777
Trustees’ Fees	80	295	6,315	1,343
Chief Compliance Officer Fees	47	92	1,392	313
Distribution Fees - A Class	–	–	737	477
Professional Fees	14,918	13,595	22,865	16,804
Transfer Agent Fees	8,579	9,495	26,416	20,408
Registration and Filing Fees	8,480	9,432	24,851	15,854
Custodian Fees	5,519	15,094	131,587	3,390
Shareholder Servicing Fees	1,722	–	–	–
Pricing Fees	1,685	1,401	3,744	35,550
Printing Fees	360	815	14,251	3,035
Other Expenses	312	687	11,348	2,813

Total Expenses	60,151	121,620	2,105,609	370,378

Less:
Advisory Waiver Recapture	–	–	66,989	–
Waiver of Investment Advisory Fees	(16,693)	(41,148)	–	(79,105)
Reimbursement of other operating expenses	(22,303)	–	–	–
Fees Paid Indirectly	(12)	(12)	(66)	(145)

Net Expenses	21,143	80,460	2,172,532	291,128

Net Investment Income	35,610	72,752	1,390,557	1,651,878

Net Realized Gain (Loss) on Investments	180,810	1,390,317	2,974,091	(94,296)
Net Realized Loss on Foreign Currency Transactions	(3,053)	(3,268)	(134,601)	–
Net Change in Unrealized Appreciation (Depreciation) on Investments	(131,852)	(1,216,628)	16,950,081	(1,066,109)
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	(318)	(36)	3,701	–

Net Realized and Unrealized Gain (Loss) on Investments	45,587	170,385	19,793,272	(1,160,405)

Net Increase in Net Assets Resulting from Operations	$81,197	$243,137	$21,183,829	$491,473

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2018 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
Investment Income
Dividends	$–	$2,663	$1,171
Interest	72,729	460,125	38,364

Total Investment Income	72,729	462,788	39,535

Expenses
Investment Advisory Fees	6,234	130,065	25,326
Administration Fees	493	12,075	2,664
Trustees’ Fees	40	531	120
Chief Compliance Officer Fees	39	144	56
Pricing Fees	24,595	2,573	2,270
Transfer Agent Fees	18,263	18,600	9,221
Registration and Filing Fees	15,650	26,721	8,997
Professional Fees	13,447	15,589	20,345
Custodian Fees	1,404	8,141	5,812
Shareholder Servicing Fees	355	4,332	–
Printing Fees	268	1,395	465
Dividend Expense	–	8,370	–
Other Expenses	302	1,363	380

Total Expenses	81,090	229,899	75,656

Less:
Waiver of Investment Advisory Fees	(6,234)	(56,443)	(25,326)
Reimbursement of other operating expenses	(67,686)	–	(21,617)
Fees Paid Indirectly	(15)	(31)	(9)

Net Expenses	7,155	173,425	28,704

Net Investment Income	65,574	289,363	10,831

Net Realized Gain (Loss) on Investments	20,265	(118,787)	62,719
Net Realized Loss on Securities Sold Short	–	(551,027)	–
Net Realized Loss on Futures	–	(1,454)	–
Net Realized Loss on Purchased and Written Options	–	(20,177)	–
Net Realized Gain (Loss) on Foreign Currency Transactions	–	(146,661)	5,923
Net Change in Unrealized Appreciation (Depreciation) on Investments	(82,573)	(325,734)	76,407
Net Change in Unrealized Appreciation on Securities Sold Short	–	547,969	–
Net Change in Unrealized Appreciation on Futures	–	83,032	–
Net Change in Unrealized Appreciation on Purchased and Written Options	–	28,563	–
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	–	(19,318)	–
Net Change in Unrealized Appreciation (Depreciation) on Foreign Currency Transactions and Other Assets and Liabilities Denominated in Foreign Currencies	–	(3,024)	154

Net Realized and Unrealized Gain (Loss) on Investments	(62,308)	(526,618)	145,203

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,266	$(237,255)	$156,034

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

(This page intentionally left blank)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Low Volatility Equity Fund
	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Income	$1,486,569	$2,745,834	$236,224	$763,765
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	15,139,423	12,791,586	2,820,415	8,316,263
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(6,901,127)	23,658,708	(2,737,805)	(1,614,544)

Net Increase (Decrease) in Net Assets Resulting from Operations	9,724,865	39,196,128	318,834	7,465,484

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(2,375,245)	(2,240,592)	(514,123)	(732,887)
A Class Shares	(17,438)	(16,842)	–	–
Net Realized Gains:
Institutional Shares	(10,841,530)	(3,576,637)	(6,130,233)	(836,405)
A Class Shares	(105,914)	(34,128)	–	–
Return of Capital:
Institutional Shares	–	–	–	–

Total Dividends and Distributions	(13,340,127)	(5,868,199)	(6,644,356)	(1,569,292)

Capital Share Transactions:
Institutional Shares:
Issued	4,857,110	30,865,413	246,071	1,047,692
Reinvestment of Dividends	12,579,367	5,423,192	6,543,495	1,548,754
Redeemed	(20,500,476)	(48,818,580)	(20,442,914)	(21,116,033)

Increase/Decrease from Institutional Shares Capital Share Transactions	(3,063,999)	(12,529,975)	(13,653,348)	(18,519,587)

A Class Shares:
Issued	45,044	13,626	N/A	N/A
Reinvestment of Dividends	123,346	50,968	N/A	N/A
Redeemed	(264,852)	(167,209)	N/A	N/A

Decrease from A Class Shares Capital Share Transactions	(96,462)	(102,615)	N/A	N/A

Net Increase/Decrease in Net Assets from Capital Share Transactions	(3,160,461)	(12,632,590)	(13,653,348)	(18,519,587)

Total Increase (Decrease) in Net Assets	(6,775,723)	20,695,339	(19,978,870)	(12,623,395)

Net Assets:
Beginning of Period	207,628,996	186,933,657	44,777,714	57,401,109

End of Period	$200,853,273	$207,628,996	$24,798,844	$44,777,714

Undistributed (Distributions in Excess of) Net Investment Income	$1,001,449	$1,907,563	$194,957	$472,856

Shares Issued and Redeemed:
Institutional Shares:
Issued	368,470	2,519,264	22,607	90,063
Reinvestment of Dividends	959,584	466,131	613,709	139,504
Redeemed	(1,555,755)	(4,036,878)	(1,958,298)	(1,827,422)

Total Institutional Shares Transactions	(227,701)	(1,051,483)	(1,321,982)	(1,597,855)

A Class Shares:
Issued	3,494	1,077	N/A	N/A
Reinvestment of Dividends	9,376	4,359	N/A	N/A
Redeemed	(20,335)	(13,424)	N/A	N/A

Total A Class Shares Transactions	(7,465)	(7,988)	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(235,166)	(1,059,471)	(1,321,982)	(1,597,855)

N/A – Not applicable

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Plus Fund		Westwood SMidCap Fund		Westwood SmallCap Fund		Westwood MLP and Strategic Energy Fund
Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

$400,883	$640,623	$721,710	$1,564,424	$473,141	$815,054	$1,221,534	$193,084
10,032,338	3,848,238	27,597,984	46,747,798	12,674,657	15,223,702	(500,338)	(1,832,024)

(8,929,065)	18,991,165	(23,004,215)	23,094,541	(9,557,114)	32,132,086	(748,175)	2,774,331

1,504,156	23,480,026	5,315,479	71,406,763	3,590,684	48,170,842	(26,979)	1,135,391

(561,438)	(762,803)	(857,665)	(1,819,356)	(883,468)	(925,030)	(189,799)	(61,065)
–	–	–	–	–	–	–	–

–	–	(36,203,621)	(3,548,622)	(15,000,220)	(1,723,305)	–	–
–	–	–	–	–	–	–	–

–	–	–	–	–	–	–	(469,233)

(561,438)	(762,803)	(37,061,286)	(5,367,978)	(15,883,688)	(2,648,335)	(189,799)	(530,298)

24,736,390	61,239,056	18,738,210	84,594,818	114,211,471	97,647,656	5,368,752	5,298,322
560,504	760,841	36,117,963	4,305,455	14,943,674	2,580,535	189,799	530,298
(23,671,732)	(55,852,479)	(45,427,734)	(201,460,268)	(33,998,375)	(54,514,420)	(2,057,621)	(22,213,258)

1,625,162	6,147,418	9,428,439	(112,559,995)	95,156,770	45,713,771	3,500,930	(16,384,638)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1,625,162	6,147,418	9,428,439	(112,559,995)	95,156,770	45,713,771	3,500,930	(16,384,638)

2,567,880	28,864,641	(22,317,368)	(46,521,210)	82,863,766	91,236,278	3,284,152	(15,779,545)

157,882,019	129,017,378	346,912,800	393,434,010	234,320,970	143,084,692	14,574,511	30,354,056

$160,449,899	$157,882,019	$324,595,432	$346,912,800	$317,184,736	$234,320,970	$17,858,663	$14,574,511

$149,676	$310,231	$229,849	$365,804	$143,311	$553,638	$1,031,730	$(5)

1,560,827	4,276,977	1,158,509	5,198,331	6,488,016	5,895,151	784,598	717,993
35,141	53,132	2,287,194	266,336	858,339	154,678	28,880	71,368
(1,494,039)	(3,939,277)	(2,776,296)	(12,254,357)	(1,903,099)	(3,251,543)	(294,710)	(2,889,106)

101,929	390,832	669,407	(6,789,690)	5,443,256	2,798,286	518,768	(2,099,745)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

101,929	390,832	669,407	(6,789,690)	5,443,256	2,798,286	518,768	(2,099,745)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood Income Opportunity Fund
	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Income	$25,644,599	$44,033,213
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	71,819,025	53,273,271
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(84,900,975)	144,754,076

Net Increase in Net Assets Resulting from Operations	12,562,649	242,060,560

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(20,581,426)	(37,545,533)
A Class Shares	(603,185)	(1,478,280)
Net Realized Gains:
Institutional Shares	(49,788,123)	(10,952,535)
A Class Shares	(1,788,137)	(593,886)

Total Dividends and Distributions	(72,760,871)	(50,570,234)

Capital Share Transactions:
Institutional Shares:
Issued	305,991,921	547,001,762
Reinvestment of Dividends	66,601,484	46,265,304
Redeemed	(283,275,006)	(469,319,308)

Increase/Decrease from Institutional Shares Capital Share Transactions	89,318,399	123,947,758

A Class Shares:
Issued	9,859,785	24,639,763
Reinvestment of Dividends	2,279,965	1,813,292
Redeemed	(18,915,991)	(59,738,884)

Increase/Decrease from A Class Shares Capital Share Transactions	(6,776,241)	(33,285,829)

Net Increase/Decrease in Net Assets from Capital Share Transactions	82,542,158	90,661,929

Total Increase (Decrease) in Net Assets	22,343,936	282,152,255

Net Assets:
Beginning of Period	2,683,781,238	2,401,628,983

End of Period	$2,706,125,174	$2,683,781,238

Undistributed (Distributions in Excess of) Net Investment Income (Loss)	$5,418,969	$958,981

Shares Issued and Redeemed:
Institutional Shares:
Issued	19,346,184	35,805,683
Reinvestment of Dividends	4,242,628	3,037,544
Redeemed	(17,934,984)	(30,715,617)

Total Institutional Shares Transactions	5,653,828	8,127,610

A Class Shares:
Issued	624,094	1,615,327
Reinvestment of Dividends	145,324	119,413
Redeemed	(1,201,020)	(3,879,430)

Total A Class Shares Transactions	(431,602)	(2,144,690)

Net Increase (Decrease) in Shares Outstanding	5,222,226	5,982,920

N/A – Not applicable

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood Worldwide Income Opportunity Fund		Westwood Global Equity Fund		Westwood Emerging Markets Fund		Westwood Short Duration High Yield Fund
Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017

$35,610	$95,221	$72,752	$200,710	$1,390,557	$2,865,521	$1,651,878	$3,779,863
177,757	127,708	1,387,049	222,264	2,839,490	1,490,348	(94,296)	(89,967)
(132,170)	382,593	(1,216,664)	2,606,151	16,953,782	29,057,278	(1,066,109)	630,806

81,197	605,522	243,137	3,029,125	21,183,829	33,413,147	491,473	4,320,702

(34,075)	(80,606)	(196,570)	(226,295)	(2,587,593)	(2,408,674)	(1,626,215)	(3,756,460)
–	–	–	–	(2,806)	(3,344)	(7,292)	(28,650)

–	–	–	–	–	–	–	–
–	–	–	–	–	–	–	–

(34,075)	(80,606)	(196,570)	(226,295)	(2,590,399)	(2,412,018)	(1,633,507)	(3,785,110)

77,684	426,708	372,988	5,961,597	34,145,276	135,560,484	5,537,380	53,178,590
34,075	80,605	196,569	223,943	2,488,638	2,278,004	1,214,202	3,400,123
(1,333,543)	(2,697,164)	(6,713,876)	(6,459,103)	(39,217,900)	(33,880,349)	(16,096,619)	(49,884,774)

(1,221,784)	(2,189,851)	(6,144,319)	(273,563)	(2,583,986)	103,958,139	(9,345,037)	6,693,939

N/A	N/A	N/A	N/A	773,599	794,150	1,434	25,252
N/A	N/A	N/A	N/A	2,806	3,344	2,576	7,165
N/A	N/A	N/A	N/A	(802,331)	(742,479)	(481,507)	(980,086)

N/A	N/A	N/A	N/A	(25,926)	55,015	(477,497)	(947,669)

(1,221,784)	(2,189,851)	(6,144,319)	(273,563)	(2,609,912)	104,013,154	(9,822,534)	5,746,270

(1,174,662)	(1,664,935)	(6,097,752)	2,529,267	15,983,518	135,014,283	(10,964,568)	6,281,862

4,860,649	6,525,584	18,510,043	15,980,776	350,174,034	215,159,751	78,191,277	71,909,415

$3,685,987	$4,860,649	$12,412,291	$18,510,043	$366,157,552	$350,174,034	$67,226,709	$78,191,277

$(4,288)	$(5,823)	$49,191	$173,009	$1,043,460	$2,243,302	$37,012	$18,641

7,429	43,934	27,072	482,752	3,325,611	14,783,722	595,489	5,676,985
3,300	8,329	14,359	19,423	245,428	285,464	130,885	362,988
(127,352)	(272,234)	(488,218)	(509,934)	(3,834,531)	(3,845,179)	(1,731,264)	(5,317,961)

(116,623)	(219,971)	(446,787)	(7,759)	(263,492)	11,224,007	(1,004,890)	722,012

N/A	N/A	N/A	N/A	75,414	89,514	154	2,697
N/A	N/A	N/A	N/A	276	419	278	766
N/A	N/A	N/A	N/A	(77,342)	(83,771)	(52,040)	(105,461)

N/A	N/A	N/A	N/A	(1,652)	6,162	(51,608)	(101,998)

(116,623)	(219,971)	(446,787)	(7,759)	(265,144)	11,230,169	(1,056,498)	620,014

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Westwood Opportunistic High Yield Fund		Westwood Market Neutral Income Fund		Westwood Strategic Convertibles Fund
	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Income	$65,574	$240,286	$289,363	$275,811	$10,831	$26,728
Net Realized Gain (Loss) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	20,265	17,587	(838,106)	(286,600)	68,642	411,290
Net Change in Unrealized Appreciation (Depreciation) on Investments, Purchased Options, Written Options, Securities Sold Short and Foreign Currency Transactions	(82,573)	85,489	311,488	174,160	76,561	143,555

Net Increase (Decrease) in Net Assets Resulting from Operations	3,266	343,362	(237,255)	163,371	156,034	581,573

Dividends and Distributions:
Net Investment Income:
Institutional Shares	(22,443)	(33,512)	(63,437)	(24,483)	(43,117)	(69,075)
Ultra Shares	(48,650)	(214,877)	(259,474)	(39,742)	–	–
Net Realized Gains:
Institutional Shares	–	–	–	(4,810)	(205,843)	–
Ultra Shares	–	–	–	(7,859)	–	–

Total Dividends and Distributions	(71,093)	(248,389)	(322,911)	(76,894)	(248,960)	(69,075)

Capital Share Transactions:
Institutional Shares:
Issued	336,297	360,443	793,185	6,434,493	948,898	1,445,563
Reinvestment of Dividends	22,442	33,511	63,437	29,293	248,726	69,075
Redeemed	(56,419)	(314,886)	(1,459,031)	(1,403,083)	(899,616)	(1,637,468)

Increase (Decrease) in Institutional Shares Capital Share Transactions	302,320	79,068	(602,409)	5,060,703	298,008	(122,830)

Ultra Shares:
Issued	24,584	458,654	4,698,624	20,477,065	N/A	N/A
Reinvestment of Dividends	48,649	214,876	259,473	47,600	N/A	N/A
Redeemed	(1,096,288)	(2,376,438)	(3,325,369)	(1,201,823)	N/A	N/A

Increase (Decrease) in Ultra Shares Capital Share Transactions	(1,023,055)	(1,702,908)	1,632,728	19,322,842	N/A	N/A

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(720,735)	(1,623,840)	1,030,319	24,383,545	298,008	(122,830)

Total Increase (Decrease) in Net Assets	(788,562)	(1,528,867)	470,153	24,470,022	205,082	389,668

Net Assets:
Beginning of Period	2,927,035	4,455,902	30,955,189	6,485,167	6,624,540	6,234,872

End of Period	$2,138,473	$2,927,035	$31,425,342	$30,955,189	$6,829,622	$6,624,540

Undistributed (Distributions in Excess of) Net Investment Income	$10,393	$15,912	$24,703	$58,251	$(32,288)	$(2)

Shares Issued and Redeemed:
Institutional Shares:
Issued	34,495	36,287	79,274	637,319	91,942	143,774
Reinvestment of Dividends	2,329	3,407	6,372	2,949	24,436	7,248
Redeemed	(5,709)	(31,856)	(146,020)	(138,951)	(86,518)	(163,584)

Total Institutional Shares Transactions	31,115	7,838	(60,374)	501,317	29,860	(12,562)

Ultra Shares:
Issued	2,561	46,231	470,062	2,022,478	N/A	N/A
Reinvestment of Dividends	5,040	21,884	26,066	4,790	N/A	N/A
Redeemed	(110,578)	(238,865)	(332,890)	(118,587)	N/A	N/A

Total Ultra Shares Transactions	(102,977)	(170,750)	163,238	1,908,681	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(71,862)	(162,912)	102,864	2,409,998	29,860	(12,562)

Amounts designated as “—” are either $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS§		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)§		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS§		PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Shares
2018	$13.10	$0.09	$0.53	$0.62	$(0.15)	$(0.70)	$—	$(0.85)	$12.87	4.67%		$198,999	0.66	%*	0.73	%*	1.43	%*	23	%**
2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)	—	(0.34)	13.10	22.00	†	205,645	0.75		0.83		1.40		44
2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—	(1.08)	11.06	2.00	†	185,171	0.79		0.86		1.29		39
2015	13.07	0.14	0.37	0.51	(0.14)	(1.49)	—	(1.63)	11.95	4.00		134,658	0.90		0.90		1.15		32
2014	12.96	0.13	1.61	1.74	(0.10)	(1.53)	—	(1.63)	13.07	15.15		159,973	0.89		0.89		1.03		47
2013	11.30	0.15	2.58	2.73	(0.16)	(0.91)	—	(1.07)	12.96	26.45		168,345	0.91		0.91		1.23		75
A Class Shares
2018	$13.15	$0.08	$0.52	$0.60	$(0.12)	$(0.70)	$—	$(0.82)	$12.93	4.48%		$1,854	0.90	%*	0.90	%*	1.18	%*	23	%**
2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)	—	(0.31)	13.15	21.83	†	1,984	1.00		1.08		1.14		44
2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—	(1.05)	11.09	1.74	†	1,762	1.05		1.11		1.07		39
2015	13.04	0.15	0.33	0.48	(0.05)	(1.49)	—	(1.54)	11.98	3.73		1,788	1.14		1.14		1.22		32
2014	12.94	0.09	1.62	1.71	(0.08)	(1.53)	—	(1.61)	13.04	14.83		6,031	1.14		1.14		0.76		47
2013	11.28	0.11	2.59	2.70	(0.13)	(0.91)	—	(1.04)	12.94	26.19		5,158	1.16		1.16		0.96		75
Westwood Low Volatility Equity Fund
Institutional Shares
2018	$11.94	$0.04	$0.01	$0.05	$(0.12)	$(1.65)	$—	$(1.77)	$10.22	—%		$24,799	0.75	%*	0.95	%*	0.81	%*	15	%**
2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)	—	(0.30)	11.94	14.24		44,778	0.78		0.99		1.40		122
2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—	(1.01)	10.73	1.82		57,401	0.94		0.94		1.72		39
2015	12.57	0.13	0.33	0.46	(0.11)	(1.34)	—	(1.45)	11.58	3.62		74,331	0.91		0.91		1.06		67
2014	12.57	0.12	1.38	1.50	(0.14)	(1.36)	—	(1.50)	12.57	13.30		84,009	0.91		0.91		0.98		67
2013	11.00	0.19	2.40	2.59	(0.24)	(0.78)	—	(1.02)	12.57	25.94		83,571	0.93		0.93		1.64		70
Westwood SMidCap Plus Fund
Institutional Shares
2018	$15.68	$0.04	$0.11	$0.15	$(0.06)	$—	$—	$(0.06)	$15.77	0.92%		$160,450	0.81	%*	0.88	%*	0.50	%*	28	%**
2017	13.33	0.07	2.36	2.43	(0.08)	—	—	(0.08)	15.68	18.28		157,882	0.90		0.90		0.45		38
2016	13.45	0.08	(0.05)	0.03	(0.07)	(0.08)	—	(0.15)	13.33	0.30		129,017	0.91		0.91		0.61		54
2015	13.89	0.03	—	0.03	(0.03)	(0.44)	—	(0.47)	13.45	0.19		119,445	0.99^		0.90		0.23		52
2014	13.07	0.02	1.37	1.39	(0.05)	(0.52)	—	(0.57)	13.89	11.05		116,384	1.00^		0.98		0.17		49
2013	9.81	0.06	3.26	3.32	(0.06)	—	—	(0.06)	13.07	34.05	†	35,076	1.00		1.16		0.49		55
Westwood SMidCap Fund
Institutional Shares
2018	$17.44	$0.04	$0.21	$0.25	$(0.04)	$(1.87)	$—	$(1.91)	$15.78	1.47%		$324,595	0.89	%*	1.02	%*	0.43	%*	30	%**
2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)	—	(0.21)	17.44	19.83		346,913	0.97		0.97		0.40		55
2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—	(1.07)	14.74	(1.08)		393,434	0.98		0.98		0.41		82
2015	17.91	0.02	0.02	0.04	(0.02)	(1.91)	—	(1.93)	16.02	0.14		490,554	0.96		0.96		0.09		56
2014	18.38	0.02	1.45	1.47	(0.07)	(1.87)	—	(1.94)	17.91	8.90		538,952	0.95		0.95		0.11		51
2013	14.00	0.14	4.46	4.60	(0.22)	—	—	(0.22)	18.38	33.32		484,606	0.96		0.96		0.87		59
Westwood SmallCap Fund
Institutional Shares
2018	$18.39	$0.03	$0.28	$0.31	$(0.07)	$(1.19)	$—	$(1.26)	$17.44	1.69%		$317,185	1.00	%*	1.09	%*	0.36	%*	26	%**
2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)	—	(0.25)	18.39	29.71	†	234,321	1.10		1.10		0.42		56
2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—	(0.06)	14.39	6.40	†	143,085	1.10		1.11		0.50		65
2015	14.57	0.04	(0.15)	(0.11)	(0.04)	(0.84)	—	(0.88)	13.58	(0.87)		135,973	1.10^		1.09		0.30		55
2014	14.12	0.04	1.52	1.56	(0.02)	(1.09)	—	(1.11)	14.57	11.89	†	107,158	1.10		1.12		0.26		68
2013	10.21	0.05	4.33	4.38	(0.07)	(0.40)	—	(0.47)	14.12	45.00	†	58,497	1.14		1.21		0.39		72
Westwood MLP and Strategic Energy Fund
Institutional Shares
2018	$6.98	$0.55	$(0.60)	$(0.05)	$(0.08)	$—	$—	$(0.08)	$6.85	(0.68)%		$17,859	1.00	%*	1.38	%*	15.87	%*	16	%**
2017	7.25	0.07	(0.11)	(0.04)	(0.06)	—	(0.17)	(0.23)	6.98	(0.65	)†	14,575	1.00		1.24		0.93		36
2016	7.73	0.15	(0.33)	(0.18)	(0.16)	—	(0.14)	(0.30)	7.25	(1.93	)†	30,354	1.00		1.28		2.19		44
2015	10.00	0.11	(2.32)	(2.21)	(0.06)	—	—	(0.06)	7.73	(22.13	)†	25,931	1.00	*	1.79	*	1.46	*	34	**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS§		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)§		RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS§		PORTFOLIO TURNOVER RATE
Westwood Income Opportunity Fund
Institutional Shares
2018	$15.72	$0.15		$(0.07)	$0.08	$(0.12)	$(0.30)	$—	$(0.42)	$15.38	0.50%		$2,615,916	0.84	%*	0.84	%*	1.90	%*	21	%**
2017	14.58	0.26		1.18	1.44	(0.23)	(0.07)	—	(0.30)	15.72	9.98		2,584,805	0.83		0.83		1.72		34
2016	14.39	0.25		0.20	0.45	(0.23)	(0.03)	—	(0.26)	14.58	3.15		2,278,599	0.84		0.84		1.74		22
2015	14.88	0.24		(0.35)	(0.11)	(0.23)	(0.15)	—	(0.38)	14.39	(0.72)		2,387,027	0.84		0.84		1.66		24
2014	13.62	0.26		1.20	1.46	(0.18)	(0.02)	—	(0.20)	14.88	10.82		2,085,017	0.84		0.84		1.79		19
2013	12.33	0.27		1.23	1.50	(0.21)	—	—	(0.21)	13.62	12.27		1,404,119	0.86		0.86		2.07		24
A Class Shares
2018	$15.71	$0.13		$(0.07)	$0.06	$(0.10)	$(0.30)	$—	$(0.40)	$15.37	0.37%		$90,209	1.09	%*	1.09	%*	1.65	%*	21	%**
2017	14.57	0.22		1.18	1.40	(0.19)	(0.07)	—	(0.26)	15.71	9.71		98,976	1.08		1.08		1.45		34
2016	14.37	0.21		0.21	0.42	(0.19)	(0.03)	—	(0.22)	14.57	2.96		123,030	1.09		1.09		1.49		22
2015	14.87	0.21		(0.37)	(0.16)	(0.19)	(0.15)	—	(0.34)	14.37	(1.05)		144,239	1.09		1.09		1.41		24
2014	13.61	0.22		1.21	1.43	(0.15)	(0.02)	—	(0.17)	14.87	10.56		215,541	1.09		1.09		1.55		19
2013	12.32	0.23		1.24	1.47	(0.18)	—	—	(0.18)	13.61	12.02		145,866	1.11	^	1.11		1.77		24
Westwood Worldwide Income Opportunity Fund
Institutional Shares
2018	$10.21	$0.08		$0.04	$0.12	$(0.08)	$—	$—	$(0.08)	$10.25	1.18%		$3,686	0.95	%*	2.70	%*	1.60	%*	20	%**
2017	9.37	0.15		0.81	0.96	(0.12)	—	—	(0.12)	10.21	10.37	†	4,861	0.95		2.20		1.57		41
2016	9.54	0.14		(0.16)	(0.02)	(0.15)	—	—	(0.15)	9.37	(0.17	)†	6,526	0.95		2.17		1.48		54
2015	10.00	0.08		(0.49)	(0.41)	(0.05)	—	—(1)	(0.05)	9.54	(4.12	)†	7,728	0.95	*	2.44	*	1.56	*	28	**
Westwood Global Equity Fund
Institutional Shares
2018	$13.52	$0.06		$0.03	$0.09	$(0.15)	$—	$—	$(0.15)	$13.46	0.64%		$12,412	1.00	%*	1.51	%*	0.90	%*	5	%**
2017	11.61	0.14		1.93	2.07	(0.16)	—	—	(0.16)	13.52	18.11	†	18,510	1.00		1.53		1.12		41
2016	11.20	0.16		0.39	0.55	(0.14)	—	—	(0.14)	11.61	4.95	†	15,981	1.00		1.64		1.44		17
2015	11.65	0.15		(0.47)	(0.32)	(0.13)	—	—	(0.13)	11.20	(2.71	)†	15,203	1.00		1.68		1.32		24
2014	11.46	0.15		0.19	0.34	(0.15)	—(1)	—	(0.15)	11.65	3.00	†	15,590	1.00		2.00		1.29		38
2013(2)	10.00	0.18		1.28	1.46	—	—	—	—	11.46	14.60	†	13,278	1.00	*	2.75	*	1.98	*	27	**
Westwood Emerging Markets Fund
Institutional Shares
2018	$9.77	$0.04		$0.55	$0.59	$(0.07)	$—	$—	$(0.07)	$10.29	6.09%		$365,599	1.20	%*	1.16	%*	0.77	%*	11	%**
2017	8.75	0.10		1.01	1.11	(0.09)	—	—	(0.09)	9.77	12.89	†	349,628	1.20	‡	1.18		1.07		25
2016	7.72	0.11		1.00	1.11	(0.08)	—	—	(0.08)	8.75	14.61	†	214,725	1.20		1.27		1.36		47
2015	9.44	0.12		(1.72)	(1.60)	(0.12)	—	—	(0.12)	7.72	(17.09	)†	230,966	1.20		1.29		1.36		45
2014	9.31	0.13		0.09	0.22	(0.09)	—	—	(0.09)	9.44	2.43	†	49,954	1.20		1.86		1.46		28
2013(2)	10.00	0.15		(0.84)	(0.69)	—	—	—	—	9.31	(6.90	)†	48,266	1.20	*	2.08	*	1.87	*	43	**
A Class Shares
2018	$9.75	$0.03		$0.56	$0.59	$(0.05)	$—	$—	$(0.05)	$10.29	6.06%		$559	1.45	%*	1.41	%*	0.51	%*	11	%**
2017	8.73	0.08		1.01	1.09	(0.07)	—	—	(0.07)	9.75	12.64	†	546	1.45	‡	1.43		0.93		25
2016	7.71	0.08		1.00	1.08	(0.06)	—	—	(0.06)	8.73	14.16	†	435	1.45		1.52		1.07		47
2015	9.41	0.06		(1.67)	(1.61)	(0.09)	—	—	(0.09)	7.71	(17.24	)†	377	1.45		1.64		0.73		45
2014	9.28	0.10		0.10	0.20	(0.07)	—	—	(0.07)	9.41	2.24	†	517	1.45		2.10		1.07		28
2013(2)	10.00	0.11		(0.83)	(0.72)	—	—	—	—	9.28	(7.20	)†	890	1.45	*	2.82	*	1.45	*	43	**
Westwood Short Duration High Yield Fund
Institutional Shares
2018	$9.37	$0.21		$(0.15)	$0.06	$(0.21)	$—	$—	$(0.21)	$9.22	0.65%		$67,116	0.80	%*	1.02	%*	4.54	%*	16	%**
2017	9.31	0.42		0.06	0.48	(0.42)	—	—	(0.42)	9.37	5.27	†	77,595	0.80		1.01		4.51		71
2016	9.30	0.40		0.03	0.43	(0.42)	—	—	(0.42)	9.31	4.75	†	70,368	0.84		1.05		4.39		54
2015	9.90	0.42		(0.60)	(0.18)	(0.42)	—	—	(0.42)	9.30	(1.83	)†	130,775	0.90		0.94		4.35		44
2014	10.13	0.42		(0.22)	0.20	(0.42)	(0.01)	—(1)	(0.43)	9.90	2.01	†	184,609	0.90		0.93		4.17		36
2013	10.08	0.49		0.04	0.53	(0.48)	—	—	(0.48)	10.13	5.40	†	102,957	0.90		1.06		4.86		49
A Class Shares
2018	$9.37	$0.20		$(0.15)	$0.05	$(0.19)	$—	$—	$(0.19)	$9.23	0.59%		$111	1.04	%*	1.26	%*	4.03	%*	1	%**
2017	9.31	0.40		0.06	0.46	(0.40)	—	—	(0.40)	9.37	5.01	†	596	1.05		1.26		4.25		71
2016	9.30	0.38		0.02	0.40	(0.39)	—	—	(0.39)	9.31	4.50	†	1,541	1.08		1.32		4.18		54
2015	9.89	0.39		(0.58)	(0.19)	(0.40)	—	—	(0.40)	9.30	(1.98	)†	1,158	1.15		1.19		4.11		44
2014	10.12	0.39		(0.21)	0.18	(0.40)	(0.01)	—(1)	(0.41)	9.89	1.77	†	1,110	1.15		1.18		3.91		36
2013(3)	9.94	0.15		0.18	0.33	(0.15)	—	—	(0.15)	10.12	3.32	†	544	1.15	*	1.32	*	4.41	*	49	(4)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Period

NET ASSET VALUE BEGINNING OF PERIOD		NET INVESTMENT INCOME^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS§		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)§		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS§		PORTFOLIO TURNOVER RATE
Westwood Opportunistic High Yield Fund
Institutional Shares
2018	$9.91	$0.28	$(0.27)	$0.01	$(0.35)	$—	$(0.35)	$9.57	0.10	%†	$829	0.70	%*	7.42	%*	5.69	%*	37	%**
2017	9.73	0.59	0.22	0.81	(0.63)	—	(0.63)	9.91	8.57	†	550	0.70		5.28		5.97		67
2016	9.62	0.58	0.10	0.68	(0.57)	—	(0.57)	9.73	7.46	†	464	0.70		5.11		6.17		60
2015	10.00	0.39	(0.44)	(0.05)	(0.33)	—	(0.33)	9.62	(0.55	)†	273	0.65	*	5.97	*	4.71	*	37	**
Ultra Shares
2018	$9.90	$0.28	$(0.26)	$0.02	$(0.36)	$—	$(0.36)	$9.56	0.15	%†	$1,309	0.60	%*	7.03	%*	5.83	%*	37	%**
2017	9.72	0.60	0.22	0.82	(0.64)	—	(0.64)	9.90	8.69	†	2,377	0.60		4.99		6.10		67
2016	9.61	0.59	0.10	0.69	(0.58)	—	(0.58)	9.72	7.56	†	3,992	0.60		4.95		6.27		60
2015	10.00	0.42	(0.48)	(0.06)	(0.33)	—	(0.33)	9.61	(0.61	)†	3,572	0.60	*	6.23	*	5.02	*	37	**
Westwood Market Neutral Income Fund
Institutional Shares
2018	$10.12	$0.09	$(0.18)	$(0.09)	$(0.09)	$—	$(0.09)	$9.94	(0.85)%		$6,759	1.23	%(8)	1.60	%*	1.80	%*	46	%**
2017	10.01	0.17	0.05	0.22	(0.09)	(0.02)	(0.11)	10.12	2.16	†	7,490	1.37	(7)	2.15		1.69		80
2016	10.11	0.22	0.13	0.35	(0.21)	(0.24)	(0.45)	10.01	3.62	†	2,392	1.27	(6)	3.27		2.22		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	(0.03)	10.11	1.38	†	3,291	1.35	*(5)	4.22	*	1.83	*	22	**
Ultra Shares
2018	$10.13	$0.10	$(0.18)	$(0.08)	$(0.11)	$—	$(0.11)	$9.94	(0.82)%		$24,666	1.11	%*(8)	1.47	%*	1.92	%*	46	%**
2017	10.01	0.19	0.04	0.23	(0.09)	(0.02)	(0.11)	10.13	2.31	†	23,465	1.24	(7)	1.96		1.87		80
2016	10.11	0.22	0.14	0.36	(0.22)	(0.24)	(0.46)	10.01	3.73	†	4,093	1.16	(6)	3.17		2.28		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	(0.03)	10.11	1.40	†	3,943	1.28	*(5)	4.26	*	1.73	*	22	**
Westwood Strategic Convertibles Fund
Institutional Shares
2018	$10.42	$0.02	$0.21	$0.23	$(0.06)	$(0.33)	$(0.39)	$10.26	2.37	%†	$6,830	0.85	%*	2.24	%*	0.32	%*	96	%**
2017	9.62	0.04	0.87	0.91	(0.11)	—	(0.11)	10.42	9.53	†	6,625	0.85		2.30		0.42		125
2016	9.78	0.08	(0.18)	(0.10)	(0.06)	—	(0.06)	9.62	(1.04	)†	6,235	0.85		2.48		0.80		118
2015	10.00	0.05	(0.27)	(0.22)	—	—	—	9.78	(2.20	)†	5,669	0.85	*	3.02	*	1.11	*	78	**

Amounts designated as “—” are $0.
*	Annualized
**	Not Annualized
^	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
§	Annualized for periods less than one year.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	Ratio includes previously waived investment advisory fees recovered.
(1)	Amount less than $0.01 per share.
(2)	For the period from December 26, 2012 through October 31, 2013.
(3)	For the period from June 28, 2013 through October 31, 2013.
(4)	Portfolio Turnover is for the Fund for the year.
(5)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.
(6)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.
(7)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.
(8)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.06% for Institutional Class and Ultra Class, respectively.

The accompanying notes are an integral part of the financial statements.

The Advisors’ Inner Circle Fund	Westwood Funds

NOTES TO FINANCIAL STATEMENTS (unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund (formerly, Westwood Dividend Growth Fund), Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund (formerly, Westwood SmallCap Value Fund), Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund (formerly, Westwood Strategic Global Convertibles Fund) (the “Funds”).

Each of the Westwood Funds is classified as a “diversified”, with the exception of the Westwood MLP and Strategic Energy Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Global Equity Fund, and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Low Volatility Equity Fund and the Westwood Income Opportunity Fund seek long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund seek to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund seek to provide total return through a combination of capital appreciation and current income. The Westwood Opportunistic High Yield Fund seeks to maximize total return through a high level of current income and capital appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Participatory Notes (“P-Notes”) are valued daily by independent pricing vendor.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

The Advisors’ Inner Circle Fund	Westwood Funds

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser that such limits have been exceeded. In such event, the adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Global Equity Fund and Westwood Emerging Markets Fund (the “Westwood International Funds”) use MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood International Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood International Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)

The Advisors’ Inner Circle Fund	Westwood Funds

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2018, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of its normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in its Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of its prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in its Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in its Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of April 30, 2018, the Westwood Market Neutral Income Fund engaged in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities.

The Westwood Market Neutral Income Fund had prime brokerage borrowings throughout the period ended April 30, 2018 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid
USD	$605,768	$139,278	2.42%	$665
EUR	€28,731	€32,879	3.65%	€577
GBP	£50,050	£28,431	5.00%	£585

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

The Advisors’ Inner Circle Fund	Westwood Funds

As of and during the period ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2018, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Market Neutral Income Fund and Westwood Strategic Convertibles Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of capital estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments, which is also indicative of activity during the year.

Futures Contracts — The Market Neutral Income Fund utilized futures contracts during the period ended April 30, 2018. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures

The Advisors’ Inner Circle Fund	Westwood Funds

and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of April 30, 2018.

As of April 30, 2018, the Westwood Market Neutral Income Fund had open futures contracts.

For the period ended April 30, 2018, the average notional amount of futures contracts held were as follows:

Average Monthly Market Value Balance Short.	$3,719,506

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2018, the Westwood Market Neutral Income Fund had open purchased and written option positions.

For the period ended April 30, 2018, the average monthly balances for purchased and written options were as follows:

Average Market Value for Purchased Options	$127,990

Average Market Value for Written Options	$(20,868)

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Participatory Notes — The Funds may invest in participatory notes, commonly known as p-notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

The Advisors’ Inner Circle Fund	Westwood Funds

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Low Volatility Equity Fund, Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Global Equity Fund, and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood MLP and Strategic Energy Fund, Westwood Income Opportunity Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, Westwood Market Neutral Income Fund, and Westwood Strategic Convertibles Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood Short Duration High Yield Fund distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

The Fair Value of derivative instruments as of April 30, 2018, was as follows:

	Asset Derivatives April 30, 2018 Statement of Assets and Liability Location	Fair Value	Liability Derivatives April 30, 2018 Statement of Assets and Liability Location	Fair Value

Derivatives not accounted for as hedging instruments:
Westwood Market Neutral Income Fund
Foreign Exchange Contracts	Unrealized Gain on Forward Foreign Currency	$—	Unrealized Loss on Forward Foreign Currency	$1,430
	Contracts		Contracts
	Unrealized Gain on Futures	83,032	Unrealized Loss on Futures	—
Equity Contracts	Purchased Options, at Value	166,592	Written Options, at Value	25,595

Total Derivatives not accounted for as hedging instruments		$249,624		$27,025

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2018, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Total

Westwood Market Neutral Income Fund

Foreign Exchange Contracts	$(235,778)	$(1,454)	$—	$—	(237,232)

Equity Contracts	—	—	(92,909)	72,732	(20,177)

Total	$(235,778)	$(1,454)	$(92,909)	$72,732	(257,409)

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Total

Westwood Market Neutral Income Fund

Foreign Exchange Contracts	$(19,318)	$83,032	$—	$—	$63,714

Equity Contracts	—	—	38,385	(9,822)	28,563

Total	$(19,318)	$83,032	$38,385	$(9,822)	$92,277

4. Offsettting Assets and Liabilities:

The Market Neutral Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and

The Advisors’ Inner Circle Fund	Westwood Funds

derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Market Neutral Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Market Neutral Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

As of April 30, 2018, the Market Neutral Income Fund financial instruments and derivative instruments are not subject to a master netting arrangement.

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets Funds, and Westwood Short Duration High Yield and have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares.

The Westwood Worldwide Income Opportunity, Westwood Opportunistic High Yield Fund and Westwood Market Neutral Income Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund, Westwood SMidCap Plus Fund and the Westwood SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended April 30, 2018, the Westwood SMidCap Plus Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Worldwide Income Opportunity Fund, Westwood Opportunistic High Yield Fund, and Westwood Market Neutral Income Fund incurred $9,049, $279,648, $185,548, $1,722, $355 and $4,332, respectively, of shareholder servicing fees or an effective rate of 0.01%, 0.08%, 0.07%, 0.04%, 0.02%, and 0.03%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. The Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Shares Expense Limitation” and the “A Class Shares Expense Limitation” and the “Ultra Shares Expense Limitation”). The contractual waivers are in place through February 28, 2019.

The Advisors’ Inner Circle Fund	Westwood Funds

Fund	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation
Westwood LargeCap Value Fund	0.60%*	0.65%*	0.90%*
Westwood Low Volatility Fund	0.70%	0.75%	N/A
Westwood SMidCap Plus Fund	0.75%	0.81%*	N/A
Westwood SmidCap Fund	0.75%	0.88%*	N/A
Westwood SmallCap Fund	0.85%	0.99%*	N/A
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%
Westwood Global Equity Fund	0.80%	1.00%	N/A
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%
Westwood Short Duration High Yield Fund	0.70%	0.80%	1.05%

*Prior to February 28, 2018, the Management Fee for the Westwood LargeCap Value Fund was 0.70%. Prior to February 28, 2018, the Expense Limitation for the Westwood LargeCap Value Fund for Institutional Class was 0.75%, and the Expense Limitation for Class A was 1.00%. Prior to February 28, 2018, the Expense Limitation for the Westwood SMidCap Plus Fund, the Westwood SMidCap Fund, and the Westwood SmallCap Fund was 1.00%, 1.25%, and 1.10%, respectively, for Institutional Class.

The contractual waivers for the following Funds are in place through February 28, 2019.

Fund	Advisory Fee	Institutional Class Expense Limitation	Ultra Shares Expense Limitation
Westwood MLP and Strategic Energy Fund	0.85%	1.00%	N/A
Westwood Worldwide Income Opportunity Fund	0.75%	0.95%	N/A
Westwood Opportunistic High Yield Fund	0.55%	0.75%	0.60%
Westwood Market Neutral Income Fund	0.85%	1.20%	1.05%
Westwood Strategic Convertibles Fund	0.75%	0.85%	N/A

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund, and pays the sub-adviser out of the fee that it receives from Westwood Short Duration High Yield Fund and Westwood Opportunistic High Yield Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

For the period ended April 30, 2018, the Adviser recaptured previously waived fees of $66,989 for the Westwood Emerging Markets Fund. At April 30, 2018, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until April 30:	Westwood LargeCap Value Fund	Westwood Low Volatility Equity Fund	Westwood SMidCap Plus Fund	Westwood SMidCap Fund	Westwood SmallCap Value Fund
04/30/15-04/30/16	2019	$23,615	$-	$-	$-	$-
04/30/16-04/30/17	2020	167,192	35,481	-	-	15,102
04/30/17-04/30/18	2021	79,361	39,920	54,123	223,206	127,592
		$270,168	$75,401	$54,123	$223,206	$142,694

Fiscal Year	Subject to Repayment until April 30:	Westwood MLP and Strategic Energy Fund	Westwood Worldwide Income Opportunity Fund	Westwood Global Equity Fund	Westwood Emerging Markets Fund
04/30/15-04/30/16	2019	$105,392	$101,623	$92,150	$198,554
04/30/16-04/30/17	2020	60,037	73,848	94,289	44,365
04/30/17-04/30/18	2021	28,982	16,693	41,148	-
		$194,411	$192,164	$227,587	$242,919

The Advisors’ Inner Circle Fund	Westwood Funds

Fiscal Year	Subject to Repayment until April 30:	Westwood Short Duration High Yield Fund	Westwood Opportunistic High Yield Fund	Westwood Market Neutral Income Fund	Westwood Strategic Convertibles Fund
04/30/15-04/30/16	2019	$98,207	$169,563	$151,674	$107,532
04/30/16-04/30/17	2020	194,703	189,101	114,615	87,220
04/30/17-04/30/18	2021	79,105	6,234	56,443	25,326
		$372,015	$364,898	$322,732	$220,078

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the period ended April 30, 2018, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$47,404,606	$59,039,880	$—	$—
Westwood Low Volatility Equity Fund	6,011,900	25,027,271	—	—
Westwood SMidCap Plus Fund	43,879,315	43,588,009	—	—
Westwood SMidCap Fund	100,706,098	128,181,153	—	—
Westwood SmallCap Fund	144,999,505	69,202,482	—	—
Westwood MLP and Strategic Energy Fund	5,089,260	2,337,538	—	—
Westwood Income Opportunity Fund	457,849,938	381,966,435	96,698,424	61,078,473
Westwood Worldwide Income Opportunity Fund	735,957	2,032,662	—	—
Westwood Global Equity Fund	733,528	6,996,891	—	—
Westwood Emerging Markets Fund	40,363,951	49,040,203	—	—
Westwood Short Duration High Yield Fund	11,019,830	21,546,393	—	—
Westwood Opportunistic High Yield Fund	807,615	1,516,497	—	—
Westwood Market Neutral Income Fund*	12,101,172	12,749,153	—	—
Westwood Strategic Convertibles Fund	6,317,716	6,276,892	—	—

* The cost of purchases to cover securities sold short and the proceeds from securities sold short were $5,936,792 and $5,934,007, respectively, for the period ended April 30, 2018.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2017	$2,257,434	$3,610,765	$—	$5,868,199
2016	1,758,873	10,503,655	—	12,262,528
Westwood Low Volatility Equity Fund
2017	732,887	836,405	—	1,569,292
2016	1,120,476	5,265,822	—	6,386,298

The Advisors’ Inner Circle Fund	Westwood Funds

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood SMidCap Plus Fund
2017	$762,803	$—	$—	$762,803
2016	593,185	718,998	—	1,312,183
Westwood SMidCap Fund
2017	1,819,356	3,548,622	—	5,367,978
2016	605,747	31,689,319	—	32,295,066
Westwood SmallCap Fund
2017	925,030	1,723,305	—	2,648,335
2016	365,524	172,577	—	538,101
Westwood MLP and Strategic Energy Fund
2017	61,065	—	469,233	530,298
2016	607,778	—	543,103	1,150,881
Westwood Income Opportunity Fund
2017	39,023,813	11,546,421	—	50,570,234
2016	24,892,750	17,188,023	—	42,080,773
Westwood Worldwide Income Opportunity Fund
2017	80,606	—	—	80,606
2016	110,709	—	—	110,709
Westwood Global Equity Fund
2017	226,295	—	—	226,295
2016	188,815	—	—	188,815
Westwood Emerging Markets Fund
2017	2,412,018	—	—	2,412,018
2016	1,689,932	—	—	1,689,932
Westwood Short Duration High Yield Fund
2017	3,785,110	—	—	3,785,110
2016	3,574,410	—	—	3,574,410
Westwood Opportunistic High Yield Fund
2017	248,389	—	—	248,389
2016	251,964	—	—	251,964
Westwood Market Neutral Income Fund
2017	76,894	—	—	76,894
2016	282,376	41,957	—	324,333
Westwood Strategic Convertibles Fund
2017	69,075	—	—	69,075
2016	35,899	—	—	35,899

The Advisors’ Inner Circle Fund	Westwood Funds

As of October 31, 2017, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$3,916,519	$8,935,750	$—	$59,460,487	$(10)	$72,312,746
Westwood Low Volatility Equity Fund	1,092,501	5,510,187	—	6,570,195	(381)	13,172,502
Westwood SMidCap Plus Fund	310,237	—	(2,425,944)	33,740,126	(6)	31,624,413
Westwood SMidCap Fund	1,547,254	35,021,417	—	76,545,818	(12)	113,114,477
Westwood SmallCap Fund	3,619,089	11,933,126	—	50,637,466	(1)	66,189,680
Westwood MLP and Strategic Energy Fund	—	—	(5,714,578)	(420,094)	19	(6,134,653)
Westwood Income Opportunity Fund .	958,981	51,568,096	—	391,634,990	(1)	444,162,066
Westwood Worldwide Income Opportunity Fund	3,444	—	(332,278)	356,319	(6)	27,479
Westwood Global Equity Fund	173,013	—	(284,785)	4,587,946	2	4,476,176
Westwood Emerging Markets Fund	2,243,298	—	(33,806,575)	38,533,251	2	6,969,976
Westwood Short Duration High Yield Fund	18,640	—	(15,114,036)	585,838	(5)	(14,509,563)
Westwood Opportunistic High Yield Fund	15,914	—	(90,088)	80,222	(3)	6,045
Westwood Market Neutral Income Fund	77,198	—	(108,122)	113,781	(16,594)	66,263
Westwood Strategic Convertibles Fund	127,770	77,971	—	113,756	(1)	319,496
For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood SMidCap Plus Fund	$(2,425,944)	$—	$(2,425,944)
Westwood MLP and Strategic Energy Fund	(3,070,527)	(2,644,051)	(5,714,578)
Westwood Worldwide Income Opportunity Fund	(332,278)	—	(332,278)
Westwood Global Equity Fund	(165,854)	(118,931)	(284,785)
Westwood Emerging Markets Fund	(25,862,997)	(7,943,578)	(33,806,575)
Westwood Short Duration High Yield Fund	(2,213,505)	(12,900,531)	(15,114,036)
Westwood Opportunistic High Yield Fund	(35,453)	(54,635)	(90,088)
Westwood Market Neutral Income Fund	(51,916)	(56,206)	(108,122)

During the year ended October 31, 2017, the Westwood SMidCap Plus Fund, Westwood Worldwide Income Opportunity Fund, Westwood Global Equity Fund, Westwood Emerging Markets Fund, Westwood Short Duration High Yield Fund, Westwood Opportunistic High Yield Fund and Westwood Strategic Convertibles Fund utilized $3,874,679, $148,285, $337,539, $1,714,373, $323,634, $17,681 and $187,867, respectively, of capital loss carryforwards to offset capital gains.

The Advisors’ Inner Circle Fund	Westwood Funds

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$148,042,183	$57,996,934	$(5,437,574)	$52,559,360
Westwood Low Volatility Equity Fund	20,866,218	4,517,431	(611,257)	3,906,174
Westwood SMidCap Plus Fund	135,909,589	28,646,143	(3,835,081)	24,811,062
Westwood SMidCap Fund	270,358,276	60,034,131	(6,492,528)	53,541,603
Westwood SmallCap Fund	275,458,825	47,972,044	(6,891,692)	41,080,352
Westwood MLP and Strategic Energy Fund	18,900,511	1,823,609	(2,991,878)	(1,168,269)
Westwood Income Opportunity Fund	2,421,140,954	340,420,418	(33,686,403)	306,734,015
Westwood Worldwide Income Opportunity Fund	3,148,175	363,942	(137,871)	226,071
Westwood Global Equity Fund .	9,002,862	3,743,349	(372,025)	3,371,324
Westwood Emerging Markets Fund	310,157,941	76,326,628	(20,840,346)	55,486,282
Westwood Short Duration High Yield Fund	65,106,853	379,783	(860,054)	(480,271)
Westwood Opportunistic High Yield Fund	2,072,232	49,833	(52,184)	(2,351)
Westwood Market Neutral Income Fund	30,022,295	683,252	(821,046)	(137,794)
Westwood Strategic Convertibles Fund	6,589,231	327,850	(137,705)	190,145

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood Short Duration High Yield Fund and the Westwood Opportunistic High Yield Fund invest substantially all of their assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At April 30, 2018, the net assets of the Westwood International Funds were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the

The Advisors’ Inner Circle Fund	Westwood Funds

proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Market Neutral Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Market Neutral Income Fund and the Westwood Strategic Convertibles Fund invests substantially in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Market Neutral Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swamps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

The Westwood MLP and Strategic Energy Fund invest substantially in MLPs. MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interest are all in a particular industry, the MLP will be negatively impacted by economic events adversely impact that industry. Additional risks of investing in an MLP also include those involved in investing in a partnership as opposed to a corporation. MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

The Westwood Worldwide Income Opportunity Fund invests in other investment companies such as exchange-traded funds (“ETFs”), and other open ended funds. As a shareholder of another investment company, the Fund relies on that investment company to achieve its investment objective. If the investment company fails to achieve its objective, the value of the Funds investment could decline, which could adversely affect the Fund’s performance.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Advisors’ Inner Circle Fund	Westwood Funds

12. Other:

At April 30, 2018, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	3	61%
Westwood LargeCap Value Fund, A Class Shares	2	96%
Westwood Low Volatility Equity Fund, Institutional Shares	2	79%
Westwood SMidCap Plus Fund, Institutional Shares	2	77%
Westwood SMidCap Fund, Institutional Shares	2	69%
Westwood SmallCap Value Fund, Institutional Shares	2	64%
Westwood MLP and Strategic Energy Fund, Institutional Shares	1	92%
Westwood Income Opportunity Fund, Institutional Shares	2	50%
Westwood Income Opportunity Fund, A Class Shares	2	58%
Westwood Worldwide Income Opportunity, Institutional Shares	2	88%
Westwood Global Equity Fund, Institutional Shares	3	96%
Westwood Emerging Markets Fund, Institutional Shares	3	78%
Westwood Emerging Markets Fund, A Class Shares	2	96%
Westwood Short Duration High Yield Fund, Institutional Shares	3	72%
Westwood Short Duration High Yield Fund, A Class Shares	1	76%
Westwood Opportunistic High Yield Fund, Institutional Shares	2	100%
Westwood Opportunistic High Yield Fund, Ultra Shares	1	90%
Westwood Market Neutral Income Fund, Institutional Shares	1	85%
Westwood Market Neutral Income Fund, Ultra Shares	1	100%
Westwood Strategic Global Convertibles Fund, Institutional Shares	2	87%

13. Line of Credit:

The Westwood Short Duration High Yield Fund entered into an agreement which enables it to have a line of credit with the Custodian. The Westwood Short Duration High Yield Fund has a $10.0 million uncommitted, senior secured line of credit which has a maturity date of February 13, 2019. The proceeds from the borrowings shall be used to provide temporary liquidity to the Westwood Short Duration High Yield Fund as necessary in order to meet redemption needs. Interest is charged based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. This fee is included as “Other Expenses” on the Statements of Operations. As of and during the period ended April 30, 2018, there were no borrowings outstanding.

14. Subsequent Event:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

The Advisors’ Inner Circle Fund	Westwood Funds

Disclosure of Fund Expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1 2017-April 30, 2018).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,046.70	0.66%	$3.35
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,044.80	0.90	4.56
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,000.00	0.75	3.72
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,009.20	0.81	4.04
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,014.70	0.89	4.45
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,016.90	1.00	5.00
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.52	0.66%	$3.31
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,020.33	0.90	4.51
Westwood Low Volatility Equity Fund, Institutional Shares	1,000.00	1,021.08	0.75	3.76
Westwood SMidCap Plus Fund, Institutional Shares	1,000.00	1,020.78	0.81	4.06
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.38	0.89	4.46
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,019.84	1.00	5.01

The Advisors’ Inner Circle Fund	Westwood Funds

Disclosure of Fund Expenses (continued) (Unaudited)

	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood MLP and Strategic Energy Fund, Institutional Shares	$1,000.00	$993.20	1.00%	$4.94
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,005.00	0.84	4.18
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,003.70	1.09	5.42
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,011.80	0.95	4.74
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,006.40	1.00	4.97
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,060.90	1.20	6.13
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,060.60	1.45	7.41
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,006.50	0.80	3.98
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,005.90	1.04	5.17
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,001.00	0.70	3.47
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,001.50	0.60	2.98
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	991.50	1.23	6.07
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	991.80	1.11	5.48
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,023.70	0.85	4.27
Hypothetical 5% Return
Westwood MLP and Strategic Energy Fund, Institutional Shares	$1,000.00	$1,019.84	1.00%	$5.01
Westwood Income Opportunity Fund, Institutional Shares	1,000.00	1,020.63	0.84	4.21
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.39	1.09	5.46
Westwood Worldwide Income Opportunity Fund, Institutional Shares	1,000.00	1,020.08	0.95	4.76
Westwood Global Equity Fund, Institutional Shares	1,000.00	1,019.84	1.00	5.01
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,018.84	1.20	6.01
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.60	1.45	7.25
Westwood Short Duration High Yield Fund, Institutional Shares	1,000.00	1,020.83	0.80	4.01
Westwood Short Duration High Yield Fund, A Class Shares	1,000.00	1,019.64	1.04	5.21
Westwood Opportunistic High Yield Fund, Institutional Shares	1,000.00	1,021.32	0.70	3.51
Westwood Opportunistic High Yield Fund, Ultra Shares	1,000.00	1,021.82	0.60	3.01
Westwood Market Neutral Income Fund, Institutional Shares	1,000.00	1,018.70	1.23	6.16
Westwood Market Neutral Income Fund, Ultra Shares	1,000.00	1,019.29	1.11	5.56
Westwood Strategic Convertibles Fund, Institutional Shares	1,000.00	1,020.58	0.85	4.26

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a

current prospectus for the Funds described.

WHG-SA-001-1300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018